UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

November 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class C1	Class I
Nuveen Colorado Tax Free Fund	FCOAX	—	FCCOX	FCOYX
Nuveen Minnesota Intermediate Municipal Bond Fund	FAMAX	NIBMX	FACMX	FAMTX
Nuveen Minnesota Municipal Bond Fund	FJMNX	NMBCX	FCMNX	FYMNX
Nuveen Missouri Tax Free Fund	ARMOX	—	FFMCX	ARMIX
Nuveen Nebraska Municipal Bond Fund	FNTAX	NCNBX	FNTCX	FNTYX
Nuveen Ohio Tax Free Fund	FOFAX	—	FOTCX	FOTYX
Nuveen Oregon Intermediate Municipal Bond Fund	FOTAX	NIMOX	—	FORCX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

On September 20, 2011, the Board of Directors of Nuveen Investment Funds, Inc. (“NIF”) approved the reorganization of Nuveen Colorado Tax Free Fund into Nuveen Colorado Municipal Bond Fund; Nuveen Missouri Tax Free Fund into Nuveen Missouri Municipal Bond Fund; and Nuveen Ohio Tax Free Fund into Nuveen Ohio Municipal Bond Fund. Each of Nuveen Colorado Tax Free Fund, Nuveen Missouri Tax Free Fund and Nuveen Ohio Tax Free Fund is referred to as an “Acquired Fund” and each of Nuveen Colorado Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund and Nuveen Ohio Municipal Bond Fund is referred to as an “Acquiring Fund.” Each reorganization is subject to approval by the shareholders of the Acquired Fund in that reorganization. A special meeting of each Acquired Fund’s shareholders for the purpose of voting on the reorganization will be held February 16, 2012. Further information regarding the proposed reorganization is contained in proxy materials that were sent to shareholders of each Acquired Fund on or about January 17, 2012.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

These Funds feature portfolio management by Nuveen Asset Management, LLC an affiliate of Nuveen Investments. Portfolio managers Daniel Close, Christopher Drahn, Michael Hamilton and Douglas White examine key investment strategies and the Funds’ performance during the six months ending November 30, 2011.

Christopher Drahn, CFA, with 32 years of investment experience, assumed sole portfolio management responsibility for the Nuveen Colorado Tax Free Fund, the Nuveen Minnesota Intermediate Municipal Bond Fund and the Nuveen Missouri Tax Free Fund in January 2011.

Daniel Close, CFA, who has 13 years of investment experience, assumed portfolio management responsibility for the Nuveen Ohio Tax Free Fund in January 2011.

Douglas White, CFA, with 29 years of investment experience, assumed sole portfolio management responsibility for the Nuveen Minnesota Municipal Bond Fund and the Nuveen Nebraska Municipal Bond Fund in January 2011.

Michael Hamilton, who has 23 years of investment experience, assumed sole portfolio management responsibility for the Nuveen Oregon Intermediate Municipal Bond Fund in January 2011.

How did the Funds perform during the six-month period ended November 30, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year, five-year, ten-year and since inception periods ending November 30, 2011. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Capital municipal bond index and Lipper classification average.

What strategies were used to manage the Funds during the six-month reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in the past, although our ability to implement those strategies depended on the individual characteristics of the portfolios, as well as market conditions within each state. Going into the reporting period, we were generally comfortable with the Funds’ positioning and saw little need to make large-scale shifts to weightings.

Nuveen Investments	5

Nuveen Colorado Tax Free Fund

The Fund’s Class A Shares at net asset value (NAV) outpaced both the Barclays Capital Municipal Bond Index and the Lipper Colorado Municipal Debt Funds Classification Average for the six-month period.

The municipal bond market rallied for much of the period, benefiting from falling Treasury rates as investors shifted away from riskier asset classes. Adding support to the market were the still-depressed supply levels as well as the low number of defaults, which contradicted predictions by some analysts and media pundits. For the six months ended November 30, 2011, national municipal issuance was down 17% compared with the same period in 2010, while issuance declined 51% in Colorado during the same period. As interest rates fell meaningfully during the period, the municipal yield curve flattened with yields on seven-year and longer maturity bonds declining the most. Yields at the short end of the curve (zero to five years) also fell during the period, but by less than longer maturity bonds. As a result, all points along the yield curve produced positive returns for the period, with longer maturities performing the best.

The Fund produced strong returns in the falling interest rate environment, benefiting the most from its yield curve positioning versus the Barclays Capital benchmark. As the yield curve flattened, Fund results were aided by a general overweighting in longer maturity bonds, which performed well. An underweight to securities with maturities shorter than five years was also positive as these bonds had relatively small returns.

The Fund’s credit quality breakdown also helped performance during the period. While all of the Fund’s rating categories produced positive returns, the lower rated bonds outperformed their higher rated counterparts. The Fund particularly benefited from an overweight position in the BBB-rated segment. Additionally, the Fund’s underweight stance in AAA-rated bonds was helpful as this rating category was generally the weakest performer for the period.

While sector weights did not meaningfully impact performance during the period, select bonds in a few sectors experienced relative weakness. Several charter school and appropriation-related bonds didn’t keep up with the market as credit spreads widened for some of the bonds in these sectors.

During the reporting period, we sold a number of bonds with short maturities or short call features, which helped to lower the Fund’s reinvestment risk. We also tactically sold several longer maturity holdings from the charter school and appropriation sectors. Our goal with tactical sales was to take advantage of strong bids from investors in the secondary market who were looking for bonds with specific structures or characteristics.

We also made a few purchases for the Fund, focusing on a variety of bonds with maturities longer than fifteen years. We found several attractive opportunities in metropolitan district general obligation (GO) bonds, which are typically issued to finance infrastructure improvements in certain Colorado political subdivisions, including a non-rated bond from the Winter Farm Metropolitan District and an A-rated bond from the Meridian Metropolitan District. For an example higher up the credit spectrum, we purchased an AA-rated hospital bond from Catholic Health Initiatives.

6	Nuveen Investments

We maintained the Fund’s longer duration, or price sensitivity to interest-rate movements, versus its benchmark during this time frame. At the end of the period, the Fund was overweighted in bonds with longer maturities and underweighted in bonds with maturities less than five years. We also maintained the Fund’s same basic ratings breakdown with an overweight to BBB-rated bonds and a slight overweight to non-rated bonds. We have historically emphasized mid-quality bonds because of the beneficial income attributes and manageable credit risk we believe these positions represent. Meanwhile, we continued to underweight AAA-rated bonds, which are typically somewhat scarce in the state of Colorado. We also continued to maintain a diversified portfolio on a sector basis with the most significant overweights found in health care and the education sector (which includes both charter schools and higher education bonds).

Nuveen Minnesota Intermediate Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outpaced both the Barclays Capital 1-15 Year Blend Municipal Bond Index and the Lipper Other States Intermediate Municipal Debt Funds Classification Average for the six-month period.

The municipal bond market rallied for much of the period, benefiting from falling Treasury rates as investors shifted away from riskier asset classes. Adding support to the market were the still-depressed supply levels as well as the low number of defaults, which contradicted predictions by some analysts and media pundits. For the six months ended November 30, 2011, national municipal issuance was down 17% compared with the same period in 2010 (new issuance in Minnesota was down 25% year-to-date through November). Also within the period, two ratings agencies — Standard & Poor’s and Fitch — downgraded Minnesota’s credit rating from AAA to AA+ citing the state’s lack of rainy day funds and continued reliance on short-term fixes, which fail to address longer-term structural budget deficits.

As interest rates fell meaningfully during the period, the municipal yield curve flattened with yields on seven-year and longer maturity bonds declining the most. Yields at the short end of the curve, zero to five years, also fell during the period, but by less than longer maturity bonds. As a result, all points along the yield curve produced positive returns for the period, with longer maturities performing the best. In addition, nearly all municipal market sectors and investment-grade rating categories produced positive returns over this time frame.

The Fund’s credit quality breakdown was a significant contributor to its outperformance during the period. While all of the Fund’s rating categories produced positive returns, lower rated bonds generally outperformed their higher rated counterparts. In this respect, the Fund particularly benefited from an overweight position in A-rated bonds. While many of the Fund’s AAA-rated bonds performed well, the Fund’s underweight stance in that rating category was generally helpful as these credits were typically weaker performers in the marketplace.

In the falling rate environment described above, the Fund’s yield curve positioning relative to its Barclays Capital benchmark and peers also benefited performance. As the curve flattened, results were aided by the Fund’s overweighting in six- to ten-year bonds, which performed well. An underweight to bonds with very short maturities of less than five

Nuveen Investments	7

years was also a positive as these bonds had relatively smaller returns. In comparison, the bonds in the Fund’s Barclays Capital benchmark have maturities spread out fairly evenly between one and seventeen years.

In terms of sector breakdown, performance was enhanced by the Fund’s typical overweight in health care, an area that outperformed the index. Other sector weightings had less meaningful impacts on results during the period.

Despite the limited availability of Minnesota bonds during the period, we were able to make a few purchases of intermediate to longer maturity bonds in the ten- to twenty-year range. The purchases we made in the Fund were fairly diversified from a ratings and sector standpoint. For example, we found several compelling opportunities in the housing revenue sector, including AAA-rated bonds from the Minnesota Housing Finance Agency and AA-rated bonds from the Dakota County Community Development Agency. We also purchased an A-rated airport revenue refunding bond from the Minneapolis-St. Paul Metropolitan Airports Commission. In addition, we bought a position in Minnesota’s first issuance of tobacco securitization bonds (rated by A- by Standard & Poor’s and BBB+ by Fitch). These bonds are funded by the revenue stream paid to the state from tobacco companies as part of a 1998 lawsuit settlement.

To fund the purchases, we sold a number of bonds that had a short time to maturity or short call features. With these sales, we lowered some of the portfolio’s call risk. We did not make any tactical sales of the Fund’s longer maturity bonds during the period.

We kept the Fund’s duration, or price sensitivity to interest-rate movements, longer than its benchmark throughout this time frame. At period end, the Fund was overweighted in bonds with six- to ten-year maturities and underweighted in bonds with very short maturities. We also maintained the Fund’s same basic ratings profile with an overweight in A, BBB and non-rated bonds. We have historically emphasized these mid-quality bonds because of the beneficial income attributes and manageable credit risk we believe the positions represent. Meanwhile, we continued to underweight AAA-rated and AA-rated bonds. On a sector basis, we maintained a highly diversified portfolio with the most significant overweights being in the hospital and higher education sectors.

Nuveen Minnesota Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outpaced both the Barclays Capital Municipal Bond Index and the Lipper Minnesota Municipal Debt Funds Classification Average for the six-month period.

The municipal bond market rallied for much of the period, benefiting from falling Treasury rates as investors shifted away from riskier asset classes. Adding support to the market were the still-depressed supply levels as well as the low number of defaults, which contradicted predictions by some analysts and media pundits. For the six months ended November 30, 2011, national municipal issuance was down 17% compared with the same period in 2010. Although municipal bond supply at the national level began to increase during the period, issuance of Minnesota bonds continued to be scarce. State issuance was down 25% for the year to date through November, making it even more difficult than usual to find bonds for the Fund. Also within the period, two ratings agencies —Standard & Poor’s and Fitch — downgraded Minnesota’s credit rating from AAA to AA+

8	Nuveen Investments

citing the state’s lack of rainy day funds and continued reliance on short-term fixes, which fail to address longer-term structural budget deficits.

As interest rates fell meaningfully during the period, the municipal yield curve flattened with yields on seven-year and longer maturity bonds declining the most. Yields at the short end of the curve, zero to five years, also fell during the period, but by less than longer maturity bonds. As a result, all points along the yield curve produced positive returns for the period as prices rose across the board, with the longest maturities increasing the most. In addition, all municipal market sectors and rating categories produced positive returns over this time frame.

The Fund’s longer duration, or price sensitivity to interest rates movements, was the biggest positive influence on performance relative to its Barclays Capital benchmark and peers in this environment. We were well positioned with this longer duration coming into the period as the lack of available bonds within the state would not have allowed us to meaningfully change duration during the period. As the yield curve flattened, the Fund benefited from its overweighting in holdings at the longer end of the spectrum, specifically bonds with maturities of twelve years and beyond. While bonds with maturities under twelve years also had a positive impact on performance, the effect was not as pronounced due to the Fund’s underweight in those maturities.

The Fund’s credit quality breakdown also contributed significantly to performance during the period. As mentioned above, all of the Fund’s rating categories produced positive returns during the six-month period; however, the lower rated bonds outperformed their higher rated counterparts. Therefore, the Fund’s results were aided by our significantly overweight positions in the lower categories, including non-rated and BBB-rated bonds. A slight overweight to A-rated bonds was also beneficial. The Fund had underweight positions in AAA-rated and AA-rated bonds, which produced relatively small returns for the period.

Results were mixed in terms of individual security selection and sector positioning and did not contribute significantly to performance during the period. Positive impacts from the corporate-backed, education and health care sectors were offset by weakness in the special tax and electric utilities sectors.

Despite the limited availability of Minnesota bonds during the period, we were able to make a few purchases of longer maturity bonds in the twenty- to thirty-year range. These purchases were primarily mid-quality bonds from a mixture of revenue sectors that included airports, higher education and health care. We also bought a position in Minnesota’s first issuance of tobacco securitization bonds (rated by A- by Standard & Poor’s and BBB+ by Fitch). These bonds are funded by the revenue stream paid to the state from tobacco companies as part of a 1998 lawsuit settlement. As a result of these purchases, we increased the Fund’s emphasis on BBB-rated bonds from approximately 15% to 18% of net assets during the period. As has historically been the case, we continued to overweight mid-grade rating categories due to the beneficial income attributes and manageable credit risk we believe these positions represent. We also reduced AAA holdings from approximately 8% to 4%.

Nuveen Investments	9

To fund these purchases, we liquidated several positions in higher quality, intermediate maturity (eight- to nine-year) bonds from the general obligation (GO) sector and various revenue sectors. Also, we engaged in tactical sales from the Fund as opportunities arose. With these tactical trades, we sell holdings that we can obtain full prices for and replace them with bonds that we believe have more attractive long-term values. These transactions typically took place with investors who were looking for bonds with certain types of structures or characteristics and were willing to pay us full prices for bonds that we owned.

As a result of the purchases, the Fund’s overweight in longer maturities of more than twenty years was somewhat more pronounced than it was in the previous reporting period. The balance of the portfolio finished the period relatively equally weighted in maturities across the eight- to twenty-year range. As mentioned earlier, the Fund’s duration and average maturity were basically unchanged by these moves.

Nuveen Missouri Tax Free Fund

The Fund’s Class A Shares at net asset value (NAV) outpaced both the Barclays Capital Municipal Bond Index and the Lipper Other States Municipal Debt Funds Classification Average for the six-month period.

The municipal bond market rallied for much of the period, benefiting from falling Treasury rates as investors shifted away from riskier asset classes. Adding support to the market were the still-depressed supply levels as well as the low number of defaults, which contradicted predictions by some analysts and media pundits. For the six months ended November 30, 2011, national municipal issuance was down 17% compared with the same period in 2010, while issuance declined 10% in Missouri during the same period. As interest rates fell meaningfully during the period, the municipal yield curve flattened with yields on seven-year and longer maturity bonds declining the most. Yields at the short end of the curve, zero to five years, also fell during the period, but by less than longer maturity bonds. As a result, all points along the yield curve produced positive returns for the period, with the longest maturities performing the best.

The Fund’s credit quality breakdown was the most significant positive contributor to performance during the period. While all of the Fund’s rating categories produced positive returns, the lower rated bonds generally outperformed their higher rated counterparts. The Fund particularly benefited from an overweight position in the BBB-rated segment. Overweights in non-rated and A-rated bonds were also slight positives. Additionally, the Fund’s underweight stance in both AAA-rated and AA-rated bonds was helpful as these credits were weaker performers for the period.

In the falling rate environment described above, the Fund’s yield curve positioning relative to its Barclays Capital benchmark also benefited performance. As the yield curve flattened, results were aided by the Fund’s general overweighting in longer intermediate and longer maturity bonds, which performed well. An underweight to securities with maturities shorter than five years was also beneficial as they showed relatively lower returns.

Results were mixed in terms of sector weights and individual security selection. Performance was enhanced by the Fund’s typical overweight in the health care sector, an area that outperformed the index during the period. However, a few select industrial

10	Nuveen Investments

development bonds in the corporate-backed sector underperformed. Also, several appropriation bonds modestly underperformed as a result of a surge in new-issue supply in that subcategory of the tax-backed sector toward the end of the six months.

Although municipal bond issuance in the state of Missouri was down nearly 50% year-to-date through November, the pace of issuance began to rebound somewhat during the six-month reporting period. We took advantage of the variety of issues coming to market and purchased a number of bonds with fifteen-year and longer maturities across the high- to mid-quality spectrum. Sectors where we found opportunities included: health care (both hospitals and continuing care retirement communities), higher education, utilities and tax-backed. For example, we bought two A-rated hospital deals: Capital Region Medical Center bonds in Jefferson City and St. Luke’s Episcopal-Presbyterian Hospital bonds in St. Louis. We also purchased several higher education offerings including AAA-rated bonds from Washington University and A-rated bonds from Webster University and A.T. Still University.

To fund these purchases, we used the proceeds from called bonds and also sold a number of bonds that had a short time to maturity or short call features. With these sales, we removed some of the call and reinvestment risk from the portfolio. We also made a tactical sale of one of the Fund’s longer maturity, “bank-qualified” bonds. This market segment was trading at very strong prices during the period as banks sought the advantageous tax benefits of owning these bonds.

We maintained the Fund’s longer duration, or price sensitivity to interest-rate movements, versus its benchmark during this time frame. At the end of the period, the Fund was overweighted in bonds with intermediate and longer maturities and underweight in bonds at the short end of the yield curve. We also maintained the Fund’s same basic ratings breakdown with overweights to mid-quality (A and BBB-rated) and non-rated bonds and underweights to AAA and AA-rated bonds. We have historically emphasized mid-quality bonds because of the beneficial income attributes and manageable credit risk we believe these positions represent. We also continued to underweight state GOs in favor of sectors such as health care where the incremental yield is more attractive.

Nuveen Nebraska Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Barclays Capital Municipal Bond Index and outpaced the Lipper Other States Municipal Debt Funds Classification Average for the six-month period.

The municipal bond market rallied for much of the period, benefiting from falling Treasury rates as investors shifted away from riskier asset classes. Adding support to the market were the still-depressed supply levels as well as the low number of defaults, which contradicted predictions by some analysts and media pundits. For the six months ended November 30, 2011, national municipal issuance was down 17% compared with the same period in 2010. As interest rates fell meaningfully during the period, the municipal yield curve flattened with yields on seven-year and longer maturity bonds declining the most. Yields at the short end of the curve, zero to five years, also fell during the period, but by less than longer maturity bonds. As a result, all points along the yield curve produced

Nuveen Investments	11

positive returns for the period as prices rose across the board, with the longest maturities increasing the most. In addition, all municipal market sectors and rating categories produced positive returns over this time frame.

The Fund’s longer duration, or price sensitivity to interest rates movements, was the biggest positive influence on performance relative to its Barclays Capital benchmark and peers in this environment. We started the period with a shorter duration than the benchmark because the extremely low supply of Nebraska bonds earlier in the year had prevented us from lengthening. However, as the supply of Nebraska bonds began to increase during this six-month period, we were able to continually extend the Fund’s duration to end with a longer stance than the benchmark. With the flattening of the yield curve, the Fund benefited from its overweighting in holdings at the longer end of the spectrum, specifically bonds with maturities of twelve years and beyond. While bonds with maturities under twelve years also had a positive impact on performance, the effect was not as pronounced due to the Fund’s underweight in those maturities.

The Fund’s credit quality breakdown also benefited performance during the period. As mentioned above, all of the Fund’s rating categories produced positive returns during the six-month period; however, lower rated bonds outperformed their higher rated counterparts. Specifically, the Fund’s results were aided by our significantly overweight position in non-rated bonds. An overweight in A-rated bonds was also beneficial. The Fund had underweight positions in AAA-rated and AA-rated bonds, which produced relatively small returns for the period.

Offsetting the positive contributions from duration and credit quality were negative results from sector positioning and individual security selection. For example, sector overweights and security selection in electric revenue and education were negative relative contributors during the period. Small positive impacts from the health care and corporate-backed sectors were not enough to offset the weakness.

During the reporting period, we were able to make a number of purchases in longer maturity bonds (twenty- to thirty-year range). Not only did the Fund’s duration lengthen with these moves as mentioned, but its average maturity also increased by about three-and-a-half years. As a result of these purchases, the Fund’s overweight in longer maturities of more than twenty years is now more pronounced than it was in the previous reporting period.

The purchases we made were a mixture of general obligation (GO) and revenue bonds from both the high- and mid-quality credit categories. Early in the period when supply was scarcer, we purchased some BBB-rated, Puerto Rico GO bonds for the Fund. These territorial bonds are triple tax exempt from federal, state and local taxes, and can be advantageous to use as a placeholder when we have difficulty finding in-state bonds. Because rates kept falling throughout the period, these Puerto Rico GOs continued to look attractive from a yield standpoint. As the period progressed, we were able to find other compelling Nebraska-issued opportunities in the higher education and health care sectors.

To fund these purchases, we liquidated several positions in higher quality, shorter maturity (four- to five-year) bonds and bonds from the GO, public power and higher education sectors. We also used the proceeds from bonds that were called during the period.

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As a result of the purchases and sales, the Fund’s credit quality breakdown shifted somewhat during the period. For example, exposure to BBB-rated bonds increased from approximately 3% to 9% of the Fund’s net assets. This change was mainly the result of the Puerto Rico purchase since BBB bonds are not issued very often in Nebraska. The Fund’s AAA exposure also increased from approximately 11% to 13%. Meanwhile, the Fund’s AA weighting decreased from approximately 38% to 33% and its non-rated position fell from 13% to 11% during the period. Its A-rated exposure did not meaningfully change during the period.

Nuveen Ohio Tax Free Fund

The Fund’s Class A Shares at net asset value (NAV) trailed the Barclays Capital Municipal Bond Index and outpaced the Lipper Ohio Municipal Debt Funds Classification Average for the six-month period.

The municipal bond market rallied for much of the period, benefiting from falling Treasury rates as investors shifted away from riskier asset classes. Adding support to the market were the still-depressed supply levels as well as the low number of defaults, which contradicted predictions by some analysts and media pundits. For the six months ended November 30, 2011, national municipal issuance was down 17% compared with the same period in 2010, while issuance declined 35% in Ohio during the same period. Although municipal bond supply at the national level began to increase during the period, issuance of Ohio bonds continued to be scarce. State issuance was down 35% for the six-month period versus the same time frame last year and nearly 50% year-to-date 2011, making it more difficult than usual to find bonds for the Fund.

As interest rates fell meaningfully during the period, the municipal yield curve flattened with yields on seven-year and longer maturity bonds declining the most. Yields at the short end of the curve, zero to five years, also fell during the period, but by less than longer maturity bonds. As a result, all points along the yield curve produced positive returns for the period as prices rose across the board, with the longest maturities increasing the most.

In this environment, the Fund’s performance benefited the most from its longer duration, or price sensitivity to interest rate movements, relative to its Barclays Capital benchmark and peers. We were well positioned with this longer duration coming into the period as the lack of available bonds within the state would not have allowed us to meaningfully change it during the period. As the yield curve flattened, the Fund benefited from its overweighting in holdings at the longer end of the spectrum. While bonds with shorter maturities had a positive impact on performance, the effect was not as pronounced due to the Fund’s underweight in those maturities.

The Fund’s credit quality breakdown also benefited performance during the period. While most of the Fund’s rating categories produced positive returns during the six-month period, the lower rated bonds outperformed their higher rated counterparts. Therefore, the Fund’s results were aided by its overweight positions in the lower categories, particularly the top-performing BBB-rated segment. Likewise, the Fund’s underweight position in AAA-rated bonds was beneficial as these credits were the weakest performers with relatively small returns for the period.

Nuveen Investments	13

Results were mixed in terms of sector positioning and individual security selection, contributing to the Fund’s shortfall versus the Barclays Capital benchmark. For example, performance was enhanced by the Fund’s typical overweight in health care as this sector outperformed the index during the period. However, these positive results were offset by an overweight in the underperforming housing sector and negative individual security selection. In terms of security selection, the detractors were generally the Fund’s higher quality, shorter maturity holdings.

Because of the limited supply of Ohio bonds during the period, we made most of our Fund purchases in the secondary market and participated in only a few new-issue deals. The general theme of most of our trading activity was a shift out of shorter and intermediate-term bonds in favor of longer maturity securities primarily in the mid-tier credit quality categories (BBB and A). Our purchases were a mixture of general obligation (GO) bonds and revenue bonds from a variety of sectors including: water and sewer, higher education, health care, airports and dedicated tax. With supply being somewhat scarce, we also purchased an A-rated GO bond from the territory of Guam. Territorial bonds are generally triple tax exempt from federal, state and local taxes, and can be advantageous to use as a placeholder when we have difficulty finding in-state bonds. To fund these purchases, we used the proceeds from a number of called bonds and also sold one pre-refunded bond and one AA-rated bond. In addition, we swapped out of some of the Fund’s Buckeye Tobacco bonds in the intermediate maturity range in exchange for shorter and longer term tobacco-settlement bonds.

We continued to focus on staying fully invested and did not make enough trades in the Fund to materially impact its sector weights, ratings distributions or duration position. We maintained the Fund’s emphasis on mid-quality bonds, A and BBB-rated, which we have done historically due to the beneficial income attributes and manageable credit risk we believe these positions represent. We also continued to underweight AAA and AA-rated bonds.

Nuveen Oregon Intermediate Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) trailed the Barclays Capital 1-15 Year Blend Municipal Bond Index and outpaced the Lipper Other States Intermediate Municipal Debt Funds Classification Average for the six-month period.

The municipal bond market rallied for much of the period, benefiting from falling Treasury rates as investors shifted away from riskier asset classes. Adding support to the market were the still-depressed supply levels as well as the low number of defaults, which contradicted predictions by some analysts and media pundits. For the six months ended November 30, 2011, national municipal issuance was down 17% compared with the same period in 2010. As interest rates fell meaningfully during the period, the municipal yield curve flattened with yields on seven-year and longer maturity bonds declining the most. Yields at the short end of the curve, zero to five years, also fell during the period, but by less than longer maturity bonds. As a result, all points along the yield curve produced positive returns for the period as prices rose across the board, with the longest maturities increasing the most.

14	Nuveen Investments

In this environment, the Fund’s longer duration, or price sensitivity to interest rate movements, relative to its Barclays Capital benchmark was a positive contributor to performance. As the yield curve flattened, performance was aided by the Fund’s overweighting in holdings in the six- to eight-year portion of the yield curve. An underweight to securities with maturities of four years and shorter was also beneficial. While the Fund was fairly equally weighted in maturities between nine and fourteen years, a lack of exposure to any bonds longer than fourteen years was a slight drag on performance.

The Fund’s credit quality breakdown also benefited results during the period. While all of the Fund’s rating categories produced positive returns during the six-month period, the lower rated bonds outperformed their higher rated counterparts. Therefore, Fund performance was aided by its underweight position in AAA-rated bonds as these credits were the weakest performers with relatively small returns for the period. Likewise, the Fund’s significantly overweight positions in the lower rating categories, particularly the BBB-rated segment, helped performance.

Results were mixed in sector positioning and negative for individual security selection, contributing to the Fund’s shortfall versus the Barclays Capital benchmark. Performance was enhanced by the Fund’s typical overweight in health care and local GOs as these sectors outperformed the index during the period. Local GOs, which dominate issuance in the state of Oregon, bounced back after negative performance in the previous reporting period. However, these positive results were offset by an overweight in the underperforming housing sector and an underweight in the leasing sector, which performed well during the period. Leasing bonds are difficult to find as Oregon does not have a large supply in this sector. Security selection was also a detractor to performance, in part because municipal bonds from the state of Oregon did not perform as well as the national indexes. Also, the Fund’s lack of exposure to non-rated bonds, which was more a function of security selection, detracted slightly during the period.

We sought to maintain the Fund’s longer duration throughout the period and traded bonds accordingly to keep it positioned that way. While the Barclays Capital index is comprised of bonds with maturities spread out fairly evenly between one and seventeen years, the Fund remains underweight in shorter term bonds and overweight at the mid-to-longer end of the intermediate maturity range. Although total issuance in the state of Oregon was down based on the lack of the Build America Bond program in 2011, we began to see an increase in refunding activity as municipalities sought to refinance their debt at extremely low yields. As opportunities arose to buy bonds from within the state, we sold some shorter duration securities from Puerto Rico, the Virgin Islands and Illinois. We sometimes use these advantageous out-of-state positions as placeholders when we have difficulty finding in-state bonds. As a result of these sales, the Fund’s non-Oregon exposure decreased from approximately 4.3% to 3.0% of net assets. The proceeds from the sales of non-Oregon bonds also helped facilitate the slight outflows the Fund continued to experience during the period.

In turn, we were able to make several opportunistic purchases in A-rated credits from the transportation and utilities sectors. New additions to the portfolio included Port of Portland international airport passenger facility charge revenue bonds and Woodburn

Nuveen Investments	15

Oregon wastewater revenue bonds. Despite the recent Port of Portland purchase, the Fund still remained underweight in the transportation sector, mainly because of the lack of availability of these bonds in Oregon. However, the Fund was able to maintain the previously mentioned overweights in the hospital and local GO sectors as well as slightly higher-than-index positions in the education and water/sewer sectors.

In addition to the credit quality weightings mentioned in the performance discussion, the Fund remained slightly overweighted in AA and A-rated bonds and overweighted in BB and lower rated credits. The AA overweight was primarily a function of the state’s high level of AA-rated local GOs resulting from its School Bond Guaranty Program. Oregon’s lower rated school districts can go to the state and have their bonds wrapped by the program, thereby receiving the state’s AA+/Aa1 credit rating.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Credit risk is heightened for below investment grade bonds. A concentration in specific states exposes the Funds to the additional risks facing issuers in those states. The Funds’ potential use of inverse floaters issued in tender option bond (“TOB”) transactions creates effective leverage. Leverage involves greater volatility and increases the funds’ exposure to risk of loss from changes in municipal interest rates.

Dividend Information

Nuveen Colorado Tax Free Fund

Each class of shares of the Nuveen Colorado Tax Free Fund saw an increase to its monthly dividend in May 2011. There were no other dividend changes to any of the Fund’s share classes during the six-month period ending November 30, 2011.

Nuveen Minnesota Intermediate Municipal Bond Fund

Each class of shares of the Nuveen Minnesota Intermediate Municipal Bond Fund saw an increase to its monthly dividend in August 2011. There were no other dividend changes to any of the Fund’s share classes during the six-month period ending November 30, 2011.

Nuveen Minnesota Municipal Bond Fund

Each class of shares of the Nuveen Minnesota Municipal Bond Fund saw an increase to its monthly dividend in August 2011. There were no other dividend changes to any of the Fund’s share classes during the six-month period ending November 30, 2011.

Nuveen Missouri Tax Free Fund

Each class of shares of the Nuveen Missouri Tax Free Fund maintained the same monthly dividend throughout the six-month period ending November 30, 2011.

16	Nuveen Investments

Nuveen Nebraska Municipal Bond Fund

Each class of shares of the Nuveen Nebraska Municipal Bond Fund saw an increase to its monthly dividend in November 2011. There were no other dividend changes to any of the Fund’s share classes during the six-month period ending November 30, 2011.

Nuveen Ohio Tax Free Fund

Each class of shares of the Nuveen Ohio Tax Free Fund maintained the same monthly dividend throughout the six-month period ending November 30, 2011.

Nuveen Oregon Intermediate Municipal Bond Fund

Each class of shares of the Nuveen Oregon Intermediate Municipal Bond Fund saw an increase to its monthly dividend in November 2011. The Fund’s Class C Shares also experienced a dividend decrease in July 2011. There were no other dividend changes to any of the Fund’s share classes during the six-month period ending November 30, 2011.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of November 30, 2011, all seven Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

Nuveen Investments	17

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18	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following seven pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Colorado Tax Free Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.61%	7.65%	3.76%	4.52%
Class A Shares at maximum Offering Price	0.22%	3.13%	2.88%	4.08%
Barclays Capital Municipal Bond Index**	4.40%	6.53%	4.75%	5.08%
Lipper Colorado Municipal Debt Funds Classification Average**	4.44%	5.95%	3.46%	4.20%

Class C1 Shares***	4.38%	7.17%	3.32%	4.10%
Class I Shares	4.69%	7.83%	4.02%	4.79%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.37%	12.04%	4.30%	4.85%
Class A Shares at maximum Offering Price	1.91%	7.30%	3.41%	4.40%
Class C1 Shares***	6.14%	11.55%	3.87%	4.42%
Class I Shares	6.34%	12.10%	4.54%	5.09%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.99%	0.91%
Class C1 Shares***	1.44%	1.36%
Class I Shares	0.79%	0.71%

The Fund’s adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.90%, 1.35%, and 0.70%, for Class A, Class C1, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions.
***	Class C1 Shares are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment.

20	Nuveen Investments

Nuveen Minnesota Intermediate Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.51%	6.26%	4.56%	4.38%
Class A Shares at maximum Offering Price	0.36%	3.10%	3.93%	4.07%
Barclays Capital 1-15 Year Blend Municipal Bond Index**	3.40%	5.65%	5.07%	3.04%
Lipper Other States Intermediate Municipal Debt Funds Classification Average**	2.94%	4.91%	3.91%	3.85%

Class I Shares	3.60%	6.31%	4.63%	4.49%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception****
Class C Shares	3.20%	N/A	8.24%
Class C1 Shares***	3.17%	5.63%	5.20%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.03%	9.44%	4.99%	4.61%
Class A Shares at maximum Offering Price	1.84%	6.14%	4.35%	4.29%
Class I Shares	5.12%	9.63%	5.07%	4.73%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception****
Class C Shares	4.62%	N/A	10.09%
Class C1 Shares***	4.78%	8.90%	5.86%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares and Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.81%
Class C Shares	1.36%
Class C1 Shares***	1.26%
Class I Shares	0.61%

*	Six-month returns are cumulative; all other returns are annualized, unless otherwise noted.
**	Refer to the Glossary of Terms Used in this Report for definitions.
***	Class C1 Shares are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment.
****	Since inception returns for Class C and Class C1 Shares are from 1/18/11 and 10/28/09, respectively. Since inception returns for Class C Shares are cumulative.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Minnesota Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.73%	7.51%	4.25%	4.68%
Class A Shares at maximum Offering Price	1.34%	2.96%	3.35%	4.23%
Barclays Capital Municipal Bond Index**	4.40%	6.53%	4.75%	5.08%
Lipper Minnesota Municipal Debt Funds Classification Average**	4.35%	6.16%	3.64%	4.31%

Class C1 Shares***	5.50%	7.01%	3.77%	4.22%
Class I Shares	5.73%	7.70%	4.43%	4.89%

	Cumulative

	6-Month	Since Inception****
Class C Shares	5.52%	12.90%

Latest Calendar Quarter – Average Annual Total Returns as of December 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.19%	12.63%	4.76%	5.01%
Class A Shares at maximum Offering Price	2.66%	7.92%	3.87%	4.56%
Class C1 Shares***	6.97%	12.13%	4.27%	4.55%
Class I Shares	7.19%	12.84%	4.94%	5.22%

	Cumulative

	6-Month	Since Inception****
Class C Shares	6.88%	15.29%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares and Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.86%
Class C Shares	1.41%
Class C1 Shares***	1.31%
Class I Shares	0.66%

*	Six-month returns are cumulative; all other returns are annualized, unless otherwise noted.
**	Refer to the Glossary of Terms Used in this Report for definitions.
***	Class C1 Shares are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment.
****	Since inception returns for Class C Shares from 1/18/11 are cumulative.

22	Nuveen Investments

Nuveen Missouri Tax Free Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.41%	7.11%	4.38%	4.48%
Class A Shares at maximum Offering Price	0.06%	2.63%	3.49%	4.03%
Barclays Capital Municipal Bond Index**	4.40%	6.53%	4.75%	5.08%
Lipper Other States Municipal Debt Funds Classification Average**	3.84%	5.54%	3.45%	4.14%

Class C1 Shares***	4.10%	6.54%	3.91%	4.03%
Class I Shares	4.52%	7.32%	4.58%	4.72%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.80%	11.09%	4.83%	4.78%
Class A Shares at Offering Price	1.31%	6.43%	3.94%	4.34%
Class C1 Shares***	5.66%	10.61%	4.38%	4.34%
Class I Shares	5.90%	11.21%	5.05%	5.01%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.93%	0.91%
Class C1 Shares***	1.38%	1.36%
Class I Shares	0.73%	0.71%

The Fund’s adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2013 so that annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.90%, 1.35% and 0.70% for Class A, Class C1 and Class I, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions.
***	Class C1 Shares are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment.

Nuveen Investments	23

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Nebraska Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.03%	6.49%	4.10%	4.59%
Class A Shares at maximum Offering Price	-0.33%	2.01%	3.21%	4.15%
Barclays Capital Municipal Bond Index**	4.40%	6.53%	4.75%	5.08%
Lipper Other States Municipal Debt Funds Classification Average**	3.84%	5.54%	3.45%	4.14%

Class C1 Shares***	3.73%	5.85%	3.65%	4.17%
Class I Shares	4.13%	6.59%	4.33%	4.85%

	Cumulative

	6-Month	Since Inception****
Class C Shares	3.74%	9.65%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.43%	9.83%	4.56%	4.89%
Class A Shares at maximum Offering Price	1.01%	5.24%	3.67%	4.44%
Class C1 Shares***	5.13%	9.30%	4.13%	4.47%
Class I Shares	5.52%	10.14%	4.83%	5.14%

	Cumulative

	6-Month	Since Inception****
Class C Shares	5.13%	11.66%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares and Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.95%	0.91%
Class C Shares	1.50%	1.46%
Class C1 Shares***	1.40%	1.36%
Class I Shares	0.75%	0.71%

The Fund’s adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2013 so that annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.90%, 1.45%, 1.35% and 0.70% for Class A, Class C, Class C1 and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized, unless otherwise noted.
**	Refer to the Glossary of Terms Used in this Report for definitions.
***	Class C1 Shares are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment.
****	Since inception returns for Class C Shares are from 1/18/11. Since inception returns for Class C Shares are cumulative.

24	Nuveen Investments

Nuveen Ohio Tax Free Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception****
Class A Shares at NAV	3.91%	5.88%	4.07%	4.51%
Class A Shares at maximum Offering Price	-0.43%	1.46%	3.18%	4.05%
Barclays Capital Municipal Bond Index**	4.40%	6.53%	4.75%	5.08%
Lipper Ohio Municipal Debt Funds Classification Average**	3.85%	5.26%	3.06%	4.06%

Class C1 Shares***	3.69%	5.43%	3.65%	3.98%
Class I Shares	4.00%	6.08%	4.32%	4.76%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception****
Class A Shares at NAV	5.17%	9.92%	4.52%	4.66%
Class A Shares at maximum Offering Price	0.79%	5.33%	3.62%	4.20%
Class C1 Shares***	4.98%	9.51%	4.10%	4.13%
Class I Shares	5.36%	10.23%	4.79%	4.91%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.01%	0.91%
Class C1 Shares***	1.46%	1.36%
Class I Shares	0.81%	0.71%

The Fund’s adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2013 so that annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.90%, 1.35% and 0.70% for Class A, Class C1 and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions.
***	Class C1 Shares are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment.
****	Since inception returns are from 4/30/02.

Nuveen Investments	25

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Oregon Intermediate Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.20%	5.77%	4.27%	4.14%
Class A Shares at maximum Offering Price	0.15%	2.62%	3.64%	3.82%
Barclays Capital 1-15 Year Blend Municipal Bond Index**	3.40%	5.65%	5.07%	3.04%
Lipper Other States Intermediate Municipal Debt Funds Classification Average**	2.94%	4.91%	3.91%	3.85%

Class I Shares	3.29%	5.96%	4.41%	4.28%

	Cumulative

	6-Month	Since Inception***
Class C Shares	2.97%	8.16%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.59%	9.04%	4.71%	4.38%
Class A Shares at maximum Offering Price	1.50%	5.73%	4.07%	4.06%
Class I Shares	4.78%	9.23%	4.85%	4.53%

	Cumulative

	6-Month	Since Inception***
Class C Shares	4.40%	9.97%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.83%
Class C Shares	1.38%
Class I Shares	0.63%

*	Six-month returns are cumulative; all other returns are annualized, unless otherwise noted.
**	Refer to the Glossary of Terms Used in this Report for definitions.
***	Since inception returns for Class C Shares are from 1/18/11. Since inception returns for Class C Shares are cumulative.

26	Nuveen Investments

Yields (Unaudited) as of November 30, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Colorado Tax Free Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[4]	3.91%	3.52%	5.12%
Class C1 Shares	3.63%	3.24%	4.72%
Class I Shares	4.24%	3.86%	5.62%

Nuveen Minnesota Intermediate Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[4]	3.31%	2.25%	3.39%
Class C Shares	2.79%	1.59%	2.40%
Class C1 Shares	2.95%	1.71%	2.58%
Class I Shares	3.55%	2.35%	3.54%

Nuveen Minnesota Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[4]	3.94%	3.54%	5.34%
Class C Shares	3.53%	2.98%	4.49%
Class C1 Shares	3.65%	3.02%	4.56%
Class I Shares	4.28%	3.67%	5.54%

Nuveen Missouri Tax Free Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[4]	3.74%	3.43%	5.07%
Class C1 Shares	3.46%	3.09%	4.56%
Class I Shares	4.10%	3.74%	5.52%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.7%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

4	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	27

Yields (Unaudited) (continued) as of November 30, 2011

Nuveen Nebraska Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[5]
Class A Shares[4]	4.06%	3.31%	4.93%
Class C Shares	3.66%	2.90%	4.32%
Class C1 Shares	3.82%	3.01%	4.49%
Class I Shares	4.42%	3.66%	5.45%

Nuveen Ohio Tax Free Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[6]
Class A Shares[4]	3.66%	2.91%	4.27%
Class C1 Shares	3.35%	2.59%	3.80%
Class I Shares	3.99%	3.24%	4.76%

Nuveen Oregon Intermediate Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[7]
Class A Shares[4]	3.21%	1.67%	2.60%
Class C Shares	2.74%	1.15%	1.79%
Class I Shares	3.48%	1.92%	2.99%

4	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
5	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

6	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.9%.

7	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 35.8%.

28	Nuveen Investments

Holding Summaries (Unaudited) as of November 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Colorado Tax Free Fund

Bond Credit Quality1

Nuveen Minnesota Intermediate Municipal Bond Fund

Bond Credit Quality1

Nuveen Minnesota Municipal Bond Fund

Bond Credit Quality1

Nuveen Missouri Tax Free Fund

Bond Credit Quality1

Portfolio Composition[2]
Tax Obligation/Limited	18.8%
Education and Civic Organizations	18.8%
Tax Obligation/General	18.4%
Health Care	12.1%
Transportation	9.2%
Long-Term Care	6.0%
Utilities	6.0%
Housing/Multifamily	5.6%
Short-Term Investments	0.8%
Other	4.3%

Portfolio Composition[2]
Health Care	23.6%
Education and Civic Organizations	22.7%
Tax Obligation/General	17.5%
Utilities	9.8%
Tax Obligation/Limited	7.9%
U.S. Guaranteed	6.2%
Transportation	5.6%
Short-Term Investments	0.6%
Other	6.1%

Portfolio Composition[2]
Health Care	23.1%
Utilities	16.5%
Education and Civic Organizations	16.4%
Tax Obligation/General	8.4%
Long-Term Care	7.6%
Transportation	6.0%
Consumer Staples	4.2%
Tax Obligation/Limited	4.1%
Short-Term Investments	1.3%
Other	12.4%

Portfolio Composition[2]
Tax Obligation/Limited	27.6%
Health Care	21.7%
Tax Obligation/General	10.0%
Water and Sewer	9.8%
Education and Civic Organizations	8.5%
Long-Term Care	7.9%
Utilities	5.4%
Short-Term Investments	0.5%
Other	8.6%

1	As a percentage of total investments (excluding money market funds) as of November 30, 2011. Holdings are subject to change.

2	As a percentage of total investments as of November 30, 2011. Holdings are subject to change.

Nuveen Investments	29

Holding Summaries (Unaudited) (continued) as of November 30, 2011

Nuveen Nebraska Municipal Bond Fund

Bond Credit Quality1

Nuveen Ohio Tax Free Fund

Bond Credit Quality1

Nuveen Oregon Intermediate Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[2]
Education and Civic Organizations	27.8%
Utilities	22.1%
Health Care	9.9%
Tax Obligation/General	9.8%
Long-Term Care	9.3%
Tax Obligation/Limited	8.3%
Short-Term Investments	1.0%
Other	11.8%

Portfolio Composition[2]
Health Care	24.2%
Tax Obligation/General	20.7%
Education and Civic Organizations	13.9%
Tax Obligation/Limited	10.2%
Water and Sewer	7.2%
Utilities	7.2%
Long-Term Care	4.2%
Other	12.4%

Portfolio Composition[2]
Tax Obligation/General	44.0%
Health Care	13.9%
Tax Obligation/Limited	9.1%
Water and Sewer	8.9%
Education and Civic Organizations	8.5%
Short-Term Investments	1.6%
U.S. Guaranteed	14.0%

1	As a percentage of total investments (excluding money market funds) as of November 30, 2011. Holdings are subject to change.

2	As a percentage of total investments as of November 30, 2011. Holdings are subject to change.

30	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Colorado Tax Free Fund

	Actual Performance			Hypothetical Performance
	A Shares	C1 Shares	I Shares	A Shares	C1 Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,046.10	$1,043.80	$1,046.90	$1,020.65	$1,018.40	$1,021.65
Expenses Incurred During Period	$4.45	$6.74	$3.43	$4.39	$6.66	$3.39

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .87%, 1.32% and .67% for Classes A, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Minnesota Intermediate Municipal Bond Fund

	Actual Performance				Hypothetical Performance
	A Shares	C Shares	C1 Shares	I Shares	A Shares	C Shares	C1 Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,035.10	$1,032.00	$1,031.70	$1,036.00	$1,021.25	$1,018.05	$1,018.55	$1,021.80
Expenses Incurred During Period	$3.82	$7.06	$6.55	$3.26	$3.79	$7.01	$6.51	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.39%, 1.29% and .64% for Classes A, C, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Minnesota Municipal Bond Fund

	Actual Performance				Hypothetical Performance
	A Shares	C Shares	C1 Shares	I Shares	A Shares	C Shares	C1 Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,057.30	$1,055.20	$1,055.00	$1,057.30	$1,020.75	$1,017.75	$1,018.25	$1,021.50
Expenses Incurred During Period	$4.37	$7.45	$6.94	$3.60	$4.29	$7.31	$6.81	$3.54

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.45%, 1.35% and .70% for Classes A, C, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	31

Expense Examples (Unaudited) (continued)

Nuveen Missouri Tax Free Fund

	Actual Performance			Hypothetical Performance
	A Shares	C1 Shares	I Shares	A Shares	C1 Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,044.10	$1,041.00	$1,045.20	$1,020.75	$1,018.25	$1,021.50
Expenses Incurred During Period	$4.34	$6.89	$3.58	$4.29	$6.81	$3.54

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.35% and .70% for Classes A, C1 and I, respectively, multiplied by the average account value over the period, mulitplied by 183/366 (to reflect the one-half year period).

Nuveen Nebraska Municipal Bond Fund

	Actual Performance				Hypothetical Performance
	A Shares	C Shares	C1 Shares	I Shares	A Shares	C Shares	C1 Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,040.30	$1,037.40	$1,037.30	$1,041.30	$1,020.65	$1,017.90	$1,018.40	$1,021.65
Expenses Incurred During Period	$4.44	$7.23	$6.72	$3.42	$4.39	$7.16	$6.66	$3.39

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .87%, 1.42%, 1.32% and .67% for Classes A, C, C1 and I, respectively, multiplied by the average account value over the period, mulitplied by 183/366 (to reflect the one-half year period).

Nuveen Ohio Tax Free Fund

	Actual Performance			Hypothetical Performance
	A Shares	C1 Shares	I Shares	A Shares	C1 Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,039.10	$1,036.90	$1,040.00	$1,020.65	$1,018.40	$1,021.65
Expenses Incurred During Period	$4.44	$6.72	$3.42	$4.39	$6.66	$3.39

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .87%, 1.32% and .67% for Classes A, C1 and I, respectively, multiplied by the average account value over the period, mulitplied by 183/366 (to reflect the one-half year period).

Nuveen Oregon Intermediate Municipal Bond Fund

	Actual Performance			Hypothetical Performance
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,032.00	$1,029.70	$1,032.90	$1,020.75	$1,018.00	$1,021.75
Expenses Incurred During Period	$4.32	$7.10	$3.30	$4.29	$7.06	$3.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.40% and .65% for Classes A, C and I, respectively, multiplied by the average account value over the period, mulitplied by 183/366 (to reflect the one-half year period).

32	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Colorado Tax Free Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 97.8%

	Education and Civic Organizations – 18.6%

	Adams State College, Alamosa, Colorado, Auxiliary Facilities Revenue Bonds, Improvement Series 2009A:
$1,340	5.500%, 5/15/34	5/19 at 100.00	Aa2	$1,445,632
1,000	5.500%, 5/15/39	5/19 at 100.00	Aa2	1,071,570

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	1,011,210

100	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Parker Core Knowledge Charter School, Series 2010, 5.000%, 11/01/37	11/20 at 100.00	A	91,650

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	N/R	1,005,570

1,000	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Refunding Bonds, Vail Mountain School Project, Series 2010, 6.125%, 5/01/40	5/20 at 100.00	BBB–	984,720

	Colorado Educational and Cultural Facilities Authority, School Revenue Bonds, Ave Maria School, Refunding Series 2007:
220	4.750%, 12/01/14 – RAAI Insured	No Opt. Call	N/R	229,368
230	4.750%, 12/01/15 – RAAI Insured	No Opt. Call	N/R	239,865
250	4.850%, 12/01/25 – RAAI Insured	12/17 at 100.00	N/R	229,238

	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A:
240	5.000%, 6/15/18	6/17 at 100.00	A	255,895
255	5.000%, 6/15/19	6/17 at 100.00	A	269,127
265	5.000%, 6/15/20	6/17 at 100.00	A	276,591
500	5.250%, 6/15/29	6/17 at 100.00	A	500,105

600	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	623,886

	University of Colorado, Enterprise System Revenue Bonds, Series 2009A:
335	5.750%, 6/01/28	No Opt. Call	AA+	383,290
500	5.375%, 6/01/32	No Opt. Call	AA+	541,655

1,000	Western State College of Colorado Board of Trustees, Revenue Bonds, Series 2009, 5.000%, 5/15/34	5/19 at 100.00	Aa2	1,046,520
9,835	Total Education and Civic Organizations			10,205,892
	Health Care – 11.9%

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA	500,760

250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	AA	250,075

400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	BBB+	403,988

1,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.250%, 5/15/26 – AGM Insured	5/19 at 100.00	AA+	1,063,000

	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	5.125%, 10/01/17	No Opt. Call	AA	584,060
500	6.250%, 10/01/33	10/18 at 100.00	AA	552,045

325	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.625%, 12/01/24 – RAAI Insured	12/16 at 100.00	Baa2	306,293

855	Colorado Health Facilities Authority, Revenue Bonds, National Jewish Medical and Research Center, Series 1998, 5.375%, 1/01/16	1/12 at 100.00	BBB+	855,915

750	Colorado Springs, Colorado, Hospital Revenue Bonds, Refunding Series 2009, 6.250%, 12/15/33	12/19 at 100.00	A–	783,908

515	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB	512,255

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Colorado Tax Free Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Series 2002, 5.350%, 9/01/17	9/13 at 100.00	BBB	$505,375

250	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Refunding Series 2007A, 4.750%, 12/01/27	12/16 at 100.00	BBB+	229,343
6,345	Total Health Care			6,547,017
	Housing/Multifamily – 5.5%

	Colorado Educational and Cultural Facilities Authority, Student Housing Revenue Refunding Bonds Campus Village Apratments Project, Series 2008:
810	5.000%, 6/01/22	8/18 at 100.00	A	877,262
50	5.500%, 6/01/38	8/18 at 100.00	A	50,343

	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007:
1,500	4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	Aa3	1,573,125
500	5.200%, 11/01/27 – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	Aa3	514,460
2,860	Total Housing/Multifamily			3,015,190
	Housing/Single Family – 0.2%

25	Colorado Housing and Finance Authority, Single Family Program Senior Bonds, Series 2000E-2, 7.000%, 2/01/30 (Alternative Minimum Tax)	2/12 at 105.00	AA	25,660

5	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000B-2, 7.100%, 4/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	5,182

95	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000B-4, 5.900%, 4/01/31	4/12 at 100.00	AAA	95,087
125	Total Housing/Single Family			125,929
	Industrials – 0.5%

250	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	BBB	278,100
	Long-Term Care – 5.9%

195	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2000, 6.900%, 12/01/25	12/12 at 100.00	A–	197,252

780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	BBB–	797,940

500	Colorado Health Facilities Authority, Health and Residential Care Facilities Revenue Bonds, Volunteers of America Care Facilities Obligated Group Projects, Series 2007A, 5.000%, 7/01/15	7/14 at 101.00	N/R	514,175

	Colorado Health Facilities Authority, Revenue Bonds, Christian Living Communities Project, Series 2006A:
250	5.250%, 1/01/14	No Opt. Call	N/R	253,485
100	5.750%, 1/01/26	1/17 at 100.00	N/R	98,058

350	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002B, 6.125%, 12/01/33	12/12 at 101.00	BBB+	350,522

	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005:
500	5.000%, 12/01/16	12/15 at 100.00	BBB+	517,615
200	5.250%, 12/01/25	12/15 at 100.00	BBB+	190,084

230	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2004A, 5.250%, 6/01/34	6/14 at 100.00	A–	223,351

100	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	95,559
3,205	Total Long-Term Care			3,238,041

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 18.1%

	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008:
$300	5.500%, 12/01/21	12/18 at 100.00	Aa2	$359,256
165	5.500%, 12/01/25	12/18 at 100.00	Aa2	189,946

1,000	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35	12/20 at 100.00	Aa2	1,164,180

1,000	Denver City & County School District 1, Colorado, General Obligation Bonds, Series 2009A, 5.000%, 12/01/28	No Opt. Call	Aa2	1,101,350

	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Series 2009:
1,000	5.250%, 12/01/26	12/18 at 100.00	Aa2	1,128,030
1,800	5.250%, 12/01/33	12/18 at 100.00	Aa2	1,963,206

500	Puerto Rico, General Obligation Bonds, Public Improvement Series 2008A, 5.500%, 7/01/18	No Opt. Call	Baa1	550,810

375	Puerto Rico, General Obligation Bonds, Public Improvment Refunding Series 2008A, 5.250%, 7/01/26	7/18 at 100.00	Baa1	381,135

250	Puerto Rico, General Obligation Bonds, Refunding Series 2003C-7, 6.000%, 7/01/27 – NPFG Insured	7/18 at 100.00	Baa1	264,515

	Rio Blanco County School District RE-001 Meeker, Colorado, General Obligation Bonds, Series 2008:
500	5.250%, 12/01/22	12/18 at 100.00	Aa2	573,710
150	5.250%, 12/01/24	12/18 at 100.00	Aa2	168,665

2,000	St. Vrain Valley School District RE-1J, Boulder, Larimer and Weld Counties, Colorado, General Obligation Bonds, Series 2009, 5.000%, 12/15/33	No Opt. Call	Aa2	2,138,740
9,040	Total Tax Obligation/General			9,983,543
	Tax Obligation/Limited – 18.6%

670	Belle Creek Metropolitan District 1, Adams County, Colorado, General Obligation Refunding Bonds, Series 2011, 6.000%, 12/01/26	No Opt. Call	BBB+	728,980

	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008:
425	5.500%, 11/01/19	No Opt. Call	Aa2	495,440
1,255	5.500%, 11/01/27	No Opt. Call	Aa2	1,350,091

	Eagle River Fire Protection District, Colorado, Certificates of Participation, Series 2010:
225	6.125%, 12/01/19	No Opt. Call	N/R	242,080
220	6.625%, 12/01/24	No Opt. Call	N/R	232,888
400	6.875%, 12/01/30	12/19 at 100.00	N/R	416,448

835	Garfield County Public Library District, Colorado, Certificates of Participation, Regional Lease Purchase Finanacing Program, Series 2009, 5.375%, 12/01/27	12/19 at 100.00	A	913,265

370	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	A	376,827

340	Lone Tree, Colorado, Sales & Use Tax Revenue Bonds, Recreation Projects Series 2008A, 5.000%, 12/01/20	12/18 at 100.00	AA	393,088

250	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	No Opt. Call	A	242,260

295	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.250%, 12/15/18 – ACA Insured	12/16 at 100.00	N/R	254,494

1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	1,082,640

	Park Meadows Business Improvement District, Colorado, Sales Tax Revenue Bonds, Series 2007:
225	5.000%, 12/01/17	No Opt. Call	N/R	230,978
475	5.300%, 12/01/27	12/17 at 100.00	N/R	441,099

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Colorado Tax Free Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$200	Pueblo County Capital Construction Corporation, Colorado, Certificates of Participation, Desert Hawk Golf Course At Pueblo West Project, Series 2005, 5.000%, 12/01/24	12/15 at 100.00	A		$206,546

500	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/35 – AMBAC Insured	No Opt. Call	Baa1		536,675

550	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+		594,638

1,000	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010B, 5.000%, 12/01/40	12/20 at 100.00	N/R		969,490

500	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 144A, 7.500%, 12/01/39	12/18 at 100.00	N/R		504,590
9,735	Total Tax Obligation/Limited				10,212,517
	Transportation – 9.0%

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2009A, 5.000%, 11/15/31	11/19 at 100.00	A+		1,054,660

300	E-470 Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2007D-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	Baa1		299,157

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,575	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	BBB		1,181,833
960	0.000%, 9/01/19 – NPFG Insured	No Opt. Call	BBB		625,997
1,000	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	BBB		527,090

500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	Baa1		519,445

370	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Improvement Series 2006B, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		358,463

400	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 6.000%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	Baa2		404,564
6,105	Total Transportation				4,971,209
	U.S. Guaranteed – 1.0% (4)

465	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.500%, 11/01/27 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2	(4)	575,875
	Utilities – 5.9%

1,255	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2010, 6.125%, 10/01/40	10/20 at 100.00	BBB		1,272,808

225	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB		224,213

1,200	Colorado Springs, Colorado, Utility System Revenue Bonds, Improvement Series 2008C, 5.500%, 11/15/48	11/18 at 100.00	AA		1,290,936

425	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A		446,117
3,105	Total Utilities				3,234,074
	Water and Sewer – 2.6%

200	Broomfield, Colorado, Water Activity Enterprise, Water Revenue Bonds, Series 2000, 5.500%, 12/01/17 – NPFG Insured	12/12 at 100.00	A1		201,721

350	Colorado Water Resources and Power Development Authority, Small Water Resources Program Revenue Bonds, City of Fountain, Colorado Utility Enterprise Project, Series 2011A, 5.000%, 9/01/36 – AGM Insured	9/21 at 100.00	AA–		361,294

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$800	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Water Revenue Bonds, Series 2009, 5.000%, 12/01/34 – AGC Insured	12/19 at 100.00	AA–	$851,223
1,350	Total Water and Sewer			1,414,238
$52,420	Total Municipal Bonds (cost $51,020,364)			53,801,625

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 0.8%

	Money Market Funds – 0.8%

423,837	First American Tax Free Obligations Fund, Class Z, 0.000% (5)			$423,837
	Total Short-Term Investments (cost $428,837)			423,837
	Total Investments (cost $51,444,201) – 98.6%			54,225,462
	Other Assets Less Liabilities – 1.4%			768,627
	Net Assets – 100%			$54,994,089

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of November 30, 2011.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 99.1%

	Consumer Staples – 1.0%

$2,370	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B, 5.250%, 3/01/31	No Opt. Call	A–	$2,398,867
	Education and Civic Organizations – 22.6%

	Itasca County, Minnesota, Revenue Bonds, Charles K. Blandin Foundation, Series 2010:
635	4.000%, 5/01/18	No Opt. Call	A3	667,493
255	4.000%, 5/01/19	No Opt. Call	A3	267,324

	Minneapolis, Minnesota, Revenue Bonds, Blake School Project, Refundinjg Series 2010:
550	4.000%, 9/01/19	No Opt. Call	A2	611,820
315	4.000%, 9/01/21	9/20 at 100.00	A2	345,564

3,025	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20	8/18 at 100.00	BBB	3,001,466

815	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Refunding Series 2010-7-G, 4.000%, 10/01/21	10/18 at 100.00	Baa3	823,867

1,075	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2005-6-C, 4.750%, 5/01/18	5/14 at 100.00	Baa3	1,107,368

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2006-J-1:
320	5.000%, 5/01/13	No Opt. Call	Baa3	334,259
375	5.000%, 5/01/16	5/15 at 100.00	Baa3	403,136
1,295	5.000%, 5/01/20	5/15 at 100.00	Baa3	1,346,671

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,125	5.500%, 5/01/18	5/17 at 100.00	N/R	1,175,771
1,185	5.500%, 5/01/19	5/17 at 100.00	N/R	1,233,289
1,050	5.500%, 5/01/24	5/17 at 100.00	N/R	1,062,191

1,585	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2008-V, 4.500%, 3/01/17	No Opt. Call	Baa1	1,718,695

300	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2011-7M, 5.000%, 3/01/31 (WI/DD, Settling 12/14/11)	3/20 at 100.00	Baa1	300,000

150	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J , 6.000%, 12/01/28	12/19 at 100.00	Baa2	163,038

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 2007-6S:
360	4.375%, 12/01/16	No Opt. Call	Baa2	383,872
380	4.500%, 12/01/17	No Opt. Call	Baa2	405,502

750	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 20107H, 5.125%, 12/01/30	12/19 at 100.00	Baa2	768,293

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7-B:
1,500	5.000%, 10/01/18	No Opt. Call	A3	1,736,805
1,040	5.000%, 10/01/23	10/19 at 100.00	A3	1,139,341
150	4.250%, 10/01/24	10/19 at 100.00	A3	154,809

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University of Minnesota, Refunding Series 2010E:
1,000	4.125%, 10/01/18	No Opt. Call	Baa2	1,056,990
1,370	4.375%, 10/01/20	No Opt. Call	Baa2	1,440,898
500	4.500%, 10/01/21	10/20 at 100.00	Baa2	525,385
250	5.000%, 10/01/29	10/20 at 100.00	Baa2	254,903

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
1,000	4.250%, 10/01/18	No Opt. Call	Baa2	1,044,400
625	6.000%, 10/01/32	10/21 at 100.00	Baa2	681,925

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K:
$310	5.000%, 5/01/13	No Opt. Call	Baa2	$323,814
320	5.000%, 5/01/14	No Opt. Call	Baa2	342,182
340	5.000%, 5/01/15	No Opt. Call	Baa2	370,155
355	5.000%, 5/01/16	5/15 at 100.00	Baa2	384,174
370	5.000%, 5/01/17	5/15 at 100.00	Baa2	396,096

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Refunding Series 2007-6O, 5.000%, 10/01/16	No Opt. Call	A1	577,210

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, St. Catherine College, Series 2002-5N1, 5.250%, 10/01/22	10/12 at 100.00	Baa1	504,825

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-6X:
500	4.500%, 4/01/21	4/17 at 100.00	A2	541,845
1,250	5.000%, 4/01/24	4/17 at 100.00	A2	1,349,838

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A:
1,000	4.000%, 10/01/17	No Opt. Call	A2	1,117,110
1,000	4.500%, 10/01/18	No Opt. Call	A2	1,152,270
1,845	4.500%, 10/01/19	No Opt. Call	A2	2,126,344

1,045	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of St. Thomas, Series 2006-6I, 4.000%, 4/01/14	No Opt. Call	A2	1,113,939

	Minnesota Higher Education Facilities Authority, Saint John’s University Revenue Bonds, Series 2008-6U:
290	4.200%, 10/01/19	10/18 at 100.00	A2	323,556
385	4.300%, 10/01/20	10/18 at 100.00	A2	424,139
145	4.500%, 10/01/22	10/18 at 100.00	A2	157,927

	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2009A:
985	4.000%, 10/01/22	10/19 at 100.00	Aa2	1,065,238
1,755	4.000%, 10/01/23	10/19 at 100.00	Aa2	1,873,147

	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2011A:
1,415	4.250%, 10/01/24	10/21 at 100.00	Aa2	1,532,021
750	4.375%, 10/01/25	10/21 at 100.00	Aa2	807,743
870	4.500%, 10/01/26	10/21 at 100.00	Aa2	936,207

	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2005A:
500	4.100%, 12/15/14	No Opt. Call	A3	530,800
880	4.200%, 12/15/15	No Opt. Call	A3	945,578
925	4.300%, 12/15/16	12/15 at 100.00	A3	991,489
1,005	5.000%, 12/15/18	12/15 at 100.00	A3	1,080,837
1,060	5.000%, 12/15/19	12/15 at 100.00	A3	1,131,614

1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 5.700%, 9/01/21	No Opt. Call	BBB–	1,015,600

2,395	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Minnesota Public Radio Project, Refunding Series 2010, 5.000%, 12/01/25	12/20 at 100.00	A2	2,590,576

1,000	University of Minnesota, General Revenue Bonds, Series 2009C, 5.000%, 12/01/19	6/19 at 100.00	Aa1	1,215,040

1,895	University of Minnesota, Special Purpose Revenue Bonds, State Supported Biomedical Science Research Facilities Funding Program, Series 2011B, 5.000%, 8/01/23	8/21 at 100.00	AA	2,199,602
49,570	Total Education and Civic Organizations			53,275,991
	Health Care – 23.5%

735	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.250%, 2/01/15	No Opt. Call	N/R	724,218

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Bemidji, Minnesota, Health Care Facilities First Mortgage Revenue Bonds, North Country Health Services, Refunding Series 2006:
$500	5.000%, 9/01/17	9/16 at 100.00	BBB+	$534,175
1,050	5.000%, 9/01/18	9/16 at 100.00	BBB+	1,118,733
1,110	5.000%, 9/01/19	9/16 at 100.00	BBB+	1,171,705

1,340	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/17	No Opt. Call	N/R	1,363,195

	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Series 2005:
425	5.000%, 6/01/16	6/13 at 101.00	N/R	431,265
1,320	5.000%, 6/01/19	6/13 at 101.00	N/R	1,322,521

400	Fergus Falls, Minnesota, Health Care Facilities Revenue Bonds, Lake Region Healthcare Corporation Project, Series 2010, 4.750%, 8/01/25	8/17 at 100.00	BBB	402,644

	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2005:
500	5.000%, 4/01/13	No Opt. Call	BBB	516,845
800	5.000%, 4/01/14	4/13 at 101.00	BBB	830,816
845	5.000%, 4/01/15	4/13 at 101.00	BBB	875,175
1,815	5.000%, 4/01/17	4/13 at 101.00	BBB	1,865,076

1,000	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007, 5.000%, 5/01/17	No Opt. Call	Baa1	1,088,260

1,730	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2005, 4.500%, 9/01/17	9/15 at 100.00	Baa1	1,801,518

1,155	Marshall, Minnesota, Revenue Bonds, Avera Marshall Regional Medical Center, Series 2006, 4.750%, 11/01/20	11/15 at 100.00	BBB+	1,296,788

1,000	Meeker County, Minnesota, Gross Revenue Hospital Facilities Bonds, Meeker County Memorial Hospital Project, Series 2007, 5.625%, 11/01/22	11/17 at 100.00	N/R	1,019,840

4,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	4,546,760

1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2010A, 5.250%, 8/15/25	8/20 at 100.00	A+	1,096,030

1,000	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.500%, 2/15/25 – AGC Insured	2/20 at 100.00	AA–	1,116,090

	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 1997A:
305	5.500%, 11/15/17 – NPFG Insured	5/12 at 100.00	A	306,025
10	5.750%, 11/15/26 – NPFG Insured	5/12 at 100.00	A	10,009

2,320	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 5.750%, 12/01/15	12/12 at 100.00	N/R	2,321,438

	Northfield, Minnesota, Hospital Revenue Bonds, Refunding Series 2006:
920	5.000%, 11/01/14	No Opt. Call	BBB–	972,394
1,080	5.500%, 11/01/17	11/16 at 100.00	BBB–	1,175,688

1,015	Redwood Falls, Minnesota, Gross Revenue Hospital Facilities Bonds, Redwood Area Hospital Project, Series 2006, 5.000%, 12/01/21	12/16 at 100.00	N/R	1,011,052

1,140	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory put 11/15/21)	No Opt. Call	AA	1,278,738

1,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.125%, 7/01/20	No Opt. Call	BBB	1,067,920

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D, 5.375%, 5/01/31 – AGC Insured	5/19 at 100.00	Aa3	1,054,960

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 4.250%, 5/01/21	5/20 at 100.00	A2	1,055,380

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,500	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2008C, 5.625%, 7/01/26	7/18 at 100.00	A	$2,595,875

1,300	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009, 5.500%, 7/01/29	7/19 at 100.00	A	1,325,350

1,350	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/19	11/16 at 100.00	A3	1,443,974

3,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009-A1, 5.000%, 11/15/24	11/19 at 100.00	AA–	3,167,310

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2009, 5.000%, 2/01/19	No Opt. Call	A–	1,091,820

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2010:
1,560	5.000%, 2/01/19	2/14 at 100.00	A–	1,616,534
500	5.000%, 2/01/20	2/14 at 100.00	A–	516,095

1,785	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.000%, 9/01/17	9/14 at 100.00	A–	1,874,321

	St. Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2007A:
500	5.000%, 11/15/15 – NPFG Insured	No Opt. Call	AA–	554,455
1,200	5.000%, 11/15/19 – NPFG Insured	11/17 at 100.00	AA–	1,315,704

1,840	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.150%, 11/15/20	11/15 at 100.00	BBB–	1,838,638

	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
1,085	5.250%, 5/01/15	No Opt. Call	BB	1,103,261
2,000	5.750%, 5/01/25	5/15 at 100.00	BB	1,988,820

525	Winona Health Care Facilities Revenue Bonds, Minnesota, Winona Health Obligated Group, Series 2004A, 5.300%, 7/01/17	7/12 at 102.00	BBB–	539,915

1,000	Winona Health Care Facilities Revenue Refunding Bonds, Minnesota, Winona Health Obligated Group, Series 2007, 5.000%, 7/01/20	7/17 at 100.00	BBB–	1,027,150
52,660	Total Health Care			55,374,480
	Housing/Multifamily – 0.2%

500	Anoka Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Woodland Park Apartments Project, Series 2011A, 5.000%, 4/01/27	4/19 at 100.00	Aaa	519,400
	Housing/Single Family – 1.0%

1,165	Dakota County Community Development Agency, Minnesota, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2011A, 4.400%, 12/01/26	12/20 at 100.00	AA+	1,198,342

1,000	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.375%, 7/01/26	7/21 at 100.00	Aaa	1,034,020
2,165	Total Housing/Single Family			2,232,362
	Long-Term Care – 2.7%

565	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 4.550%, 11/01/26	11/19 at 100.00	A3	567,706

	Minnesota Agricultural and Economic Development Board, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2002:
200	5.500%, 2/01/12	No Opt. Call	A–	201,330
730	5.500%, 2/01/15	2/12 at 101.00	A–	740,665

2,000	Moorhead, Minnesota, Senior Housing Facility Revenue Bonds, Sheyenne Crossings Project, Series 2006, 5.600%, 4/01/25	4/14 at 101.00	N/R	1,910,140

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$2,000	Saint Paul Port Authority, Minnesota, Revenue Bonds, Amherst H. Wilder Foundation Project, Series 2010-3, 5.000%, 12/01/24	12/20 at 100.00	A1	$2,168,680

825	Worthington, Minnesota, Housing Revenue Refunding Bonds, Meadows of Worthington Project, Series 2007A, 5.000%, 11/01/17	11/14 at 101.00	N/R	800,712
6,320	Total Long-Term Care			6,389,233
	Materials – 0.9%

2,000	Seaway Port Authority of Duluth, Minnesota, Industrial Development Dock and Wharf Revenue Refunding Bonds, Cargill, Inc Project, Series 2004, 4.200%, 5/01/13	No Opt. Call	A	2,082,600
	Tax Obligation/General – 17.4%

610	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2007A, 4.100%, 2/01/18	2/15 at 100.00	Aa1	658,312

500	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2007D, 5.000%, 2/01/24	2/17 at 100.00	Aa1	552,070

1,000	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2008A, 5.000%, 2/01/20	2/18 at 100.00	Aa1	1,170,110

	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2008C:
285	4.100%, 2/01/18	No Opt. Call	Aa1	327,958
595	4.200%, 2/01/19	2/18 at 100.00	Aa1	678,354

	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011:
635	5.500%, 2/01/23	2/21 at 100.00	Aa3	772,147
750	5.500%, 2/01/24	2/21 at 100.00	Aa3	901,298
875	5.500%, 2/01/25	2/21 at 100.00	Aa3	1,037,768
1,010	5.500%, 2/01/26	2/21 at 100.00	Aa3	1,184,094
1,150	5.500%, 2/01/27	2/21 at 100.00	Aa3	1,335,380

350	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2007A, 4.200%, 2/01/25 – AGM Insured	2/17 at 100.00	Aa2	364,711

1,200	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.250%, 2/01/20	2/18 at 100.00	Aa2	1,345,584

1,000	Chaska Independent School District 112, Carver County, Minnesota, General Obligation Bonds, Series 2007A, 4.250%, 2/01/19 – NPFG Insured	2/17 at 100.00	Aa2	1,117,200

450	Chatfield Independent School District 227, Olmstead County, Minnesota, General Obligation Bonds, Series 2007A, 4.000%, 2/01/18 – AGM Insured	No Opt. Call	AA+	513,198

	Dakota County Community Agency, Minnesota, Governmental Housing Development General Obligation Bonds, Senior Housing Facilities, Series 2007A:
510	4.375%, 1/01/19	7/17 at 100.00	AAA	572,133
215	4.500%, 1/01/20	7/17 at 100.00	AAA	239,360

1,150	Duluth Independent School District 709, Saint Louis County, Minnesota, General Obligation Bonds, Series 2008A, 4.250%, 2/01/22 – AGM Insured	2/18 at 100.00	Aa2	1,253,167

	Duluth, Minnesota, General Obligation Bonds, DECC Improvement Series 2008A:
1,160	4.500%, 2/01/21	2/18 at 100.00	Aa2	1,290,164
465	4.500%, 2/01/22	2/18 at 100.00	Aa2	510,235
1,100	4.625%, 2/01/24	2/18 at 100.00	Aa2	1,186,449

455	Greenway Independent School District 316, Itasca County, Minnesota, General Obligation Bonds, Alternate Facilities, Series 2011C, 4.250%, 2/01/25	2/19 at 100.00	AA+	480,357

	Independent School Distirct 621, Mounds View, Minnesota, General Obligation Bonds, Crossover Refunding Series 2009A:
625	3.250%, 2/01/17	No Opt. Call	Aa2	692,706
750	4.000%, 2/01/22	2/19 at 100.00	Aa2	838,913

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,000	Independent School District 833, South Washington County, Minnesota, General Obligation Bonds, Crossover Refunding School Building Series 2010A, 4.000%, 2/01/22	2/19 at 100.00	AA+	$2,189,820

	Mankato, Minnesota, General Obligation Bonds, Improvement Series 2009A:
765	3.500%, 2/01/18	No Opt. Call	AA	857,267
775	3.500%, 2/01/19	2/18 at 100.00	AA	857,367

1,135	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Series 2007, 4.000%, 2/01/18	2/15 at 100.00	AA+	1,225,425

1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2007-2A, 5.125%, 6/01/22 (Alternative Minimum Tax)	6/17 at 100.00	A+	1,024,290

500	Minnesota State, General Obligation Bonds, Refunding Series 2008C, 5.000%, 8/01/19	No Opt. Call	AA+	617,350

1,180	Osseo Independent School District 279 Hennepin County, Minnesota, General Obligation Bonds, Series 2010A, 4.000%, 2/01/21	8/18 at 100.00	AA+	1,297,670

620	OtterTail County, Minnesota, General Obligation Bonds, Disposal System – Prairie Lakes Municipal Authority, Series 2011, 4.750%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	AA+	650,467

1,000	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Lien, Series 2006B, 5.000%, 12/01/14	No Opt. Call	Baa1	1,073,690

1,605	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 6.000%, 7/01/14 – NPFG Insured	No Opt. Call	Baa1	1,754,971

1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/17 – SYNCORA GTY Insured	No Opt. Call	Baa1	1,108,410

1,000	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/18	No Opt. Call	Baa1	1,101,620

575	Puerto Rico, General Obligation Bonds, Public Improvement Series 2008A, 5.500%, 7/01/18	No Opt. Call	Baa1	633,432

520	Ramsey County, Minnesota, General Obligation Bonds, Capital Improvement, Refunding Series 2010A, 4.000%, 2/01/18	No Opt. Call	AAA	604,677

500	Robbinsdale Independent School District 281, Hennepin County, Minnesota, General Obligation Bonds, Series 2008B, 4.500%, 2/01/21	2/18 at 100.00	Aa2	560,045

1,140	Rochester, Minnesota, General Obligation Waste Water Bonds, Series 2007A, 4.000%, 12/01/18	6/17 at 100.00	AAA	1,289,351

1,000	Saint Cloud, Minnesota, General Obligation Bonds, Library Sales Tax Series 2006B, 4.000%, 2/01/18 – AGM Insured	2/16 at 100.00	AA+	1,098,110

	Saint Peter, Minnesota, General Obligation Bonds, Hospital Crossover, Refunding Series 2010A:
550	3.000%, 9/01/18 – AGM Insured	No Opt. Call	AA–	573,414
515	3.150%, 9/01/19 – AGM Insured	No Opt. Call	AA–	538,371
585	3.300%, 9/01/20 – AGM Insured	9/19 at 100.00	AA–	608,599

400	Todd, Morrison, Cass and Wadena Counties United Hospital District, Minnesota, General Obligation Bonds, Lakewood Health System, Series 2004, 4.000%, 12/01/13	No Opt. Call	A2	424,984

	Wadena-Deer Creek Independent School District2155, Wadena, Otter Tail, and Todd Counties, Minnesota, General Obligation bonds, Series 2010,:
430	4.000%, 2/01/18	2/17 at 100.00	AA+	485,582
410	4.000%, 2/01/19	2/17 at 100.00	AA+	457,568

640	Wright County, Minnesota, General Obligation Bonds, Jail Series 2007A, 4.500%, 12/01/20	12/17 at 100.00	AA+	721,965

200	Zumbrota-Mazeppa Independent School District 2805, Wabasha County, Minnesota, General Obligation Bonds, Alternate Facilities Series 2008A, 4.000%, 2/01/19	2/18 at 100.00	AA+	224,822
36,885	Total Tax Obligation/General			41,000,935

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 7.9%

$1,890	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19	No Opt. Call	AA+	$2,154,676

765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	790,375

	Hennepin County, Minnesota, Sales Tax Revenue Bonds, Ballpark Project, Second Lien Series 2008B:
555	4.375%, 12/15/22	12/17 at 100.00	AA+	605,172
1,000	5.000%, 12/15/29	No Opt. Call	AA+	1,079,060

	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2006-1A:
480	4.550%, 12/01/13 (Alternative Minimum Tax)	No Opt. Call	A+	503,827
505	4.625%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	A+	538,108

2,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2010-2A, 4.625%, 12/01/20	No Opt. Call	A+	2,157,880

1,000	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.200%, 2/01/22	2/14 at 100.00	N/R	954,900

1,040	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2004, 5.000%, 2/01/17	3/12 at 102.00	N/R	1,040,135

570	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2005, 5.300%, 2/01/21	2/14 at 100.00	N/R	550,295

1,185	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.250%, 8/01/27	8/21 at 100.00	AA	1,294,304

1,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Particpation, Series 2004, 4.250%, 1/01/15	1/14 at 100.00	A2	1,049,820

	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A:
465	4.500%, 2/01/16	No Opt. Call	BBB+	502,972
385	4.500%, 2/01/17	2/16 at 100.00	BBB+	412,316

885	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1993X, 5.500%, 7/01/13 – NPFG Insured	No Opt. Call	A3	919,568

	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Faility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008:
180	4.500%, 12/01/19	12/17 at 100.00	AA+	199,211
290	4.500%, 12/01/20	12/17 at 100.00	AA+	316,883

2,415	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Building at Cedar Street, Series 2002, 5.000%, 12/01/19	12/12 at 100.00	AA	2,497,545

	Stevens County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2009A:
315	4.000%, 2/01/18	No Opt. Call	A+	343,508
325	4.000%, 2/01/19	No Opt. Call	A+	352,716
340	4.100%, 2/01/20	No Opt. Call	A+	369,529
17,590	Total Tax Obligation/Limited			18,632,800
	Transportation – 5.6%

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009A:
1,000	4.000%, 1/01/19	No Opt. Call	AA–	1,108,140
1,000	5.000%, 1/01/20	1/19 at 100.00	AA–	1,158,240
500	5.000%, 1/01/21	1/19 at 100.00	AA–	570,765

2,200	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2003A, 5.000%, 1/01/20 – NPFG Insured	1/13 at 100.00	A	2,311,914

2,125	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2005B, 5.000%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	A	2,213,931

2,330	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2011A, 5.000%, 1/01/25	1/21 at 100.00	A	2,542,123

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
$805	4.000%, 8/01/21	8/18 at 102.00	A+		$858,227
895	4.125%, 8/01/23	8/18 at 102.00	A+		933,619
935	4.250%, 8/01/24	8/18 at 102.00	A+		968,164
575	4.250%, 8/01/25	8/18 at 102.00	A+		589,019
12,365	Total Transportation				13,254,142
	U.S. Guaranteed – 6.2% (4)

	Andover Economic Development Authority, Minnesota, Public Facility Lease Revenue Bonds, Andover Community Center, Series 2004:
730	5.000%, 2/01/19 (Pre-refunded 2/01/14)	2/14 at 100.00	AA	(4)	787,057
495	5.000%, 2/01/19 (Pre-refunded 2/01/14)	2/14 at 100.00	AA	(4)	533,689

2,045	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.375%, 2/15/22 (Pre-refunded 2/15/14)	2/14 at 100.00	A–	(4)	2,262,220

1,030	Independent School District 833, South Washington County, Minnesota, General Obligation Bonds, Series 2001B, 5.000%, 2/01/15 (Pre-refunded 2/01/12) – AGM Insured	2/12 at 100.00	Aa1	(4)	1,037,014

1,260	Lakeville Independent School District 194, Dakota County, Minnesota, General Obligation Bonds, Series 2002A, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – FGIC Insured	2/13 at 100.00	Aa2	(4)	1,319,573

345	Marshall, Minnesota, Revenue Bonds, Avera Marshall Regional Medical Center, Series 2006, 4.500%, 11/01/13 (ETM)	No Opt. Call	N/R	(4)	368,388

	Minneapolis, Minnesota, Health Care System Revenue Bonds, Allina Health System, Series 2002A:
2,500	6.000%, 11/15/23 (Pre-refunded 11/15/12)	11/12 at 100.00	AA+	(4)	2,637,250
1,300	5.750%, 11/15/32 (Pre-refunded 11/15/12)	11/12 at 100.00	AA+	(4)	1,368,263

605	Minneapolis, Minnesota, Health Care System Revenue Bonds,S Fairview Health Services, Series 2002A, 5.000%, 5/15/12 (ETM)	No Opt. Call	A	(4)	618,298

	Moorhead Independent School District 152, Clay County, Minnesota, General Obligation Bonds, Series 2002:
1,000	5.000%, 4/01/15 (Pre-refunded 4/01/12) – FGIC Insured	4/12 at 100.00	Aa2	(4)	1,014,310
2,510	5.000%, 4/01/16 (Pre-refunded 4/01/12) – FGIC Insured	4/12 at 100.00	Aa2	(4)	2,545,918
13,820	Total U.S. Guaranteed				14,491,980
	Utilities – 9.8%

1,000	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Refunding Series 2005A, 4.200%, 10/01/15	No Opt. Call	A3		1,091,740

2,230	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22 – RAAI Insured	7/14 at 100.00	A2		2,302,185

500	Litchfield, Minnesota, Electric Utility Revenue Bonds, Series 2009C, 5.000%, 2/01/29 – AGC Insured	2/18 at 100.00	AA–		531,705

	Marshall, Minnesota, Public Utility Revenue Bonds, Series 2009A:
315	3.500%, 7/01/16 – AGC Insured	No Opt. Call	AA–		339,476
275	3.500%, 7/01/17 – AGC Insured	No Opt. Call	AA–		298,212
340	3.750%, 7/01/18 – AGC Insured	No Opt. Call	AA–		372,272

	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2007:
420	4.125%, 10/01/17	No Opt. Call	A3		464,238
1,000	5.250%, 10/01/22	10/17 at 100.00	A3		1,112,519

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2007A:
380	5.000%, 1/01/13 – AMBAC Insured	No Opt. Call	A2		397,456
460	5.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A2		531,106
1,000	5.000%, 1/01/19 – AGC Insured	1/18 at 100.00	AA–		1,160,819

2,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/21 – AGC Insured	No Opt. Call	AA–		2,254,739

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$2,830	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2010A-1, 5.000%, 1/01/20	No Opt. Call	A2	$3,280,988

295	Shakopee Public Utilities Commission, Minnesota, Public Utilities Crossover Refunding Revenue Bonds, Series 2006A, 4.250%, 2/01/18 – AGM Insured	2/15 at 100.00	Aa3	316,304

	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
3,500	0.000%, 1/01/20 – NPFG Insured	No Opt. Call	A+	2,695,769
5,000	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	3,630,099

2,000	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 2002A, 5.250%, 1/01/14 – AMBAC Insured	No Opt. Call	A+	2,167,019
23,545	Total Utilities			22,946,646
	Water and Sewer – 0.3%

500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/16 – AGC Insured	No Opt. Call	AA–	557,510
$220,290	Total Municipal Bonds (cost $219,157,932)			233,156,946

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

1,503,075	Federated Minnesota Municipal Cash Trust, 0.010% (5)			$1,503,075
	Total Short-Term Investments (cost $1,503,075)			1,503,075
	Total Investments (cost $220,661,007) – 99.7%			234,660,021
	Other Assets Less Liabilities – 0.3%			775,591
	Net Assets – 100%			$235,435,612

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of November 30, 2011.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

46	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Minnesota Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 97.9%

	Consumer Staples – 4.2%

$1,800	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	7/20 at 100.00	BBB+	$1,858,842

4,910	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B, 5.250%, 3/01/31	No Opt. Call	A–	4,969,804
6,710	Total Consumer Staples			6,828,646
	Education and Civic Organizations – 16.3%

1,500	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	N/R	1,474,905

1,750	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.600%, 11/01/30	11/18 at 102.00	BBB–	1,613,780

4,000	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.875%, 8/01/25	8/18 at 100.00	BBB	3,808,200

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,725	5.500%, 5/01/26	5/17 at 100.00	N/R	1,737,765
820	5.500%, 5/01/27	5/17 at 100.00	N/R	824,149
1,500	5.500%, 5/01/37	5/17 at 100.00	N/R	1,459,905

275	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2011-7M, 5.125%, 3/01/36 (WI/DD, Settling 12/14/11)	3/20 at 100.00	Baa1	270,295

1,835	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J , 6.300%, 12/01/40	12/19 at 100.00	Baa2	1,980,093

1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7-B, 5.000%, 10/01/31	10/19 at 100.00	A3	1,038,340

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
625	6.000%, 10/01/32	10/21 at 100.00	Baa2	681,925
2,000	6.000%, 10/01/40	10/21 at 100.00	Baa2	2,136,920

30	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K, 5.000%, 5/01/26	5/15 at 100.00	Baa2	30,541

155	Minnesota Higher Education Facilities Authority, Revenue Bonds, Vermillion Community College, Series 1993-3-T, 6.000%, 1/01/13	1/12 at 100.00	N/R	155,343

1,885	Moorhead, Minnesota, Golf Course Revneue Refunding Bonds, Series 1998B, 5.875%, 12/01/21	12/11 at 100.00	N/R	1,874,444

1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.625%, 9/01/42	9/21 at 100.00	BBB–	1,510,170

2,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Educational Facility Revenue Refunding Bonds, Saint Paul Academy and Summit School Project, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	A3	2,137,960

2,550	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Peace Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	2,053,719

1,540	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29	12/20 at 100.00	Aa1	1,767,720
26,690	Total Education and Civic Organizations			26,556,174
	Health Care – 22.9%

2,470	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	N/R	2,365,840

2,000	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2005, 5.000%, 4/01/31	4/12 at 101.00	BBB	1,915,000

2,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.750%, 7/01/40	7/20 at 100.00	A3	2,543,025

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Minnesota Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
$1,500	4.500%, 5/01/23	5/17 at 100.00	Baa1	$1,473,015
1,000	5.250%, 5/01/25	5/17 at 100.00	Baa1	1,005,990

3,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	3,338,370

2,275	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2010A, 5.250%, 8/15/35	8/20 at 100.00	A+	2,390,798

1,000	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.000%, 2/15/30 - AGC Insured	2/20 at 100.00	AA–	1,037,060

125	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	5/12 at 100.00	A	125,118

1,000	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 6.200%, 12/01/22	12/12 at 100.00	N/R	993,710

1,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.875%, 7/01/30	7/20 at 100.00	BBB	1,740,154

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	A2	1,033,800

1,000	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2008C, 5.750%, 7/01/30	7/18 at 100.00	A	1,032,260

2,000	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	A	2,037,380

2,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A3	1,963,480

3,050	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009-A1, 5.250%, 11/15/29	11/19 at 100.00	AA–	3,151,047

2,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2009, 5.000%, 2/01/29	2/19 at 100.00	A–	2,076,521

1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,250,769

2,000	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.250%, 9/01/34	9/14 at 100.00	A–	1,977,580

500	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Regions Hospital, Series 1998, 5.250%, 5/15/18	5/12 at 100.00	A3	500,720

800	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/30	11/15 at 100.00	BBB–	802,480

900	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A, 5.875%, 5/01/30	5/15 at 100.00	BB	878,697

1,800	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,788,012
37,055	Total Health Care			37,420,826
	Housing/Multifamily – 3.7%

1,970	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Mortgage Loan Multifamily Housing Revenue Bonds, Ebenezer Project, Series 2000, 5.900%, 4/20/42	4/12 at 101.00	Aaa	2,001,106

2,000	Maplewood, Minnesota, Mutifamily Housing Revenue Refunding Bonds, Carefree Cottages of Maplewood III Project, Series 2004, 4.800%, 4/15/34 (Mandatory put 4/15/19) (Alternative Minimum Tax)	4/14 at 100.00	Aaa	2,038,600

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$860	Minneapolis, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Vantage Flats Project, Series 2007, 5.200%, 10/20/48 (Alternative Minimum Tax)	10/15 at 100.00	Aaa	$862,829

1,350	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, Keeler Apartments, Series 2007A, 5.000%, 10/01/37	10/15 at 102.00	N/R	1,136,457
6,180	Total Housing/Multifamily			6,038,992
	Housing/Single Family – 3.1%

543	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006 A4, 5.000%, 11/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	541,734

750	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.700%, 1/01/31	7/21 at 100.00	Aaa	771,203

350	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2002B, 5.650%, 7/01/33 (Alternative Minimum Tax)	1/12 at 100.00	AA+	350,179

3,465	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007D, 4.700%, 7/01/27 (Alternative Minimum Tax)	7/16 at 100.00	AA+	3,444,037
5,108	Total Housing/Single Family			5,107,153
	Industrials – 0.5%

340	Little Canada, Minnesota, Commercial Development Revenue Refunding Bonds, RLF Minnesota Project, Series 1993, 7.100%, 4/01/13	4/12 at 100.00	N/R	341,935

500	Minnesota Agricultural and Economic Development Board, Small Business Development Loan Program Revenue Bonds, Refunding Series 2002A-1, 5.550%, 8/01/16 (Alternative Minimum Tax)	2/12 at 100.00	N/R	496,195
840	Total Industrials			838,130
	Long-Term Care – 7.6%

1,500	Anoka County Housing and Redevelopment Authority, Minnesota, Health Care Facility Care Center Project, Series 2010D, 6.750%, 11/01/36	11/15 at 102.00	N/R	1,503,870

1,600	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	A3	1,617,136

850	Cottage Grove, Minnesota, Senior Housing Revenue Bonds, PHS/Cottage Grove, Inc., Project, Series 2006A, 5.000%, 12/01/31	12/14 at 100.00	N/R	727,906

1,450	Golden Valley, Minnesota, Revenue Bonds, Covenant Retirement Communities, Inc., Series 1999A, 5.500%, 12/01/29	12/11 at 100.00	BBB+	1,380,806

1,620	Moorhead, Minnesota, Senior Housing Facility Revenue Bonds, Sheyenne Crossings Project, Series 2006, 5.650%, 4/01/41	4/14 at 101.00	N/R	1,403,795

1,600	New Hope, Minnesota, Housing and Health Care Facilities Revenue Bonds, Minnesota Masonic Home North Ridge Project, Series 1999, 5.750%, 3/01/15	3/12 at 100.00	N/R	1,600,112

1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.250%, 10/01/42	10/17 at 100.00	N/R	914,001

2,165	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revneue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	No Opt. Call	N/R	2,013,287

1,200	West St. Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46	9/19 at 100.00	N/R	1,199,820
13,085	Total Long-Term Care			12,360,733
	Materials – 0.7%

1,130	Seaway Port Authority of Duluth, Minnesota, Industrial Development Dock and Wharf Revenue Refunding Bonds, Cargill, Inc Project, Series 2004, 4.200%, 5/01/13	No Opt. Call	A	1,176,669

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Minnesota Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General – 8.4%

$10,000	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011, 6.000%, 2/01/41	2/21 at 100.00	Aa3		$11,718,900

1,430	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.500%, 2/01/22	2/18 at 100.00	Aa2		1,580,207

380	Independent School District 625, St. Paul, Minnesota, General Obligation Bonds, School Building Series 2011A, 4.000%, 2/01/32	2/21 at 100.00	AA+		380,764
11,810	Total Tax Obligation/General				13,679,871
	Tax Obligation/Limited – 4.1%

2,000	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19	No Opt. Call	AA+		2,280,080

585	Lakeville Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Ice Arena Project, Series 2006, 4.625%, 2/01/32	2/17 at 100.00	Aa3		598,490

400	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2005, 5.650%, 2/01/27	2/14 at 100.00	N/R		372,948

	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A:
1,000	5.000%, 2/01/28	2/16 at 100.00	BBB+		1,018,560
1,890	5.000%, 2/01/31	2/16 at 100.00	BBB+		1,912,189

500	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Faility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008, 4.750%, 12/01/26	12/17 at 100.00	AA+		525,420
6,375	Total Tax Obligation/Limited				6,707,687
	Transportation – 6.0%

1,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R		1,029,200

4,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/20 (Alternative Minimum Tax)	1/19 at 100.00	AA–		4,470,640

1,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2007A, 5.000%, 1/01/24 – AMBAC Insured	1/17 at 100.00	AA–		1,623,210

	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
1,070	5.000%, 8/01/30	8/18 at 102.00	A+		1,121,692
1,500	5.000%, 8/01/35	8/18 at 102.00	A+		1,538,625
9,070	Total Transportation				9,783,367
	U.S. Guaranteed – 3.2% (4)

1,065	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.250%, 2/15/28 (Pre-refunded 2/15/14)	2/14 at 100.00	A–	(4)	1,175,206

	Marshall, Minnesota, Revenue Bonds, Weiner Memorial Medical Center, Series 2003A:
305	5.250%, 11/01/16 (Pre-refunded 11/01/13)	11/13 at 100.00	N/R	(4)	329,531
875	5.850%, 11/01/23 (Pre-refunded 11/01/13)	11/13 at 100.00	N/R	(4)	955,334

2,000	St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health Services, Series 2003B, 5.500%, 7/01/25 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R	(4)	2,243,680

410	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 1983A, 9.750%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	Aaa		532,078
4,655	Total U.S. Guaranteed				5,235,829
	Utilities – 16.3%

45	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Series 2000A, 6.100%, 10/01/30	4/13 at 100.00	A3		45,147

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)

$5,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	A3	$5,245,400

2,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 1/01/26 – AMBAC Insured	1/18 at 100.00	A2	2,118,660

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	A3	2,064,780

	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
1,450	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	A+	1,174,573
1,765	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	1,281,425
3,000	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	1,934,969
11,000	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	6,644,329
4,770	0.000%, 1/01/25 – NPFG Insured	No Opt. Call	A+	2,700,487
6,100	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	3,243,369
450	0.000%, 1/01/27 – NPFG Insured	No Opt. Call	A+	226,088
37,580	Total Utilities			26,679,227
	Water and Sewer – 0.9%

1,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,556,385
$167,788	Total Municipal Bonds (cost $152,846,286)			159,969,689

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 1.3%

	Money Market Funds – 1.3%

2,076,061	Federated Minnesota Municipal Cash Trust, 0.010% (5)			$2,076,061
	Total Short-Term Investments (cost $2,076,061)			2,076,061
	Total Investments (cost $154,922,347) – 99.2%			162,045,750
	Other Assets Less Liabilities – 0.8%			1,280,271
	Net Assets – 100%			$163,326,021

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of November 30, 2011.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Missouri Tax Free Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 99.1%

	Education and Civic Organizations – 8.4%

$1,000	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	AA+	$1,056,800

1,025	Kansas City Metropolitan Junior College District, Missouri, Certificates of Participation, Series 2008, 4.500%, 7/01/21	7/17 at 100.00	Aa2	1,123,113

1,000	Lincoln University, Missouri, Auxillary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA–	1,016,760

1,185	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/17	No Opt. Call	Baa2	1,296,485

2,110	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	2,131,649

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
1,000	6.500%, 10/01/30	10/18 at 103.00	BBB	1,076,670
1,300	6.500%, 10/01/35	10/18 at 103.00	BBB	1,380,366

3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Seres 2008A, 5.375%, 3/15/39	3/18 at 100.00	AAA	3,282,240

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	1,109,650

600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	623,790
13,220	Total Education and Civic Organizations			14,097,523
	Health Care – 21.6%

2,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38	8/18 at 100.00	A	2,046,660

1,025	Boone County, Missouri, Hospital Revenue Bonds, Series 2002, 5.050%, 8/01/20	8/12 at 100.00	A	1,033,754

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A:
250	5.125%, 6/01/23	6/19 at 100.00	AA–	266,573
200	5.125%, 6/01/24	6/19 at 100.00	AA–	210,014
500	5.500%, 6/01/29	6/19 at 100.00	AA–	516,270
2,000	5.750%, 6/01/39	6/19 at 100.00	AA–	2,084,640

245	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2002, 5.625%, 6/01/22	6/12 at 100.00	BBB+	246,100

	Cass County, Missouri, Hospital Revenue Bonds, Series 2007:
2,000	5.500%, 5/01/27	11/16 at 100.00	BBB–	1,925,480
500	5.625%, 5/01/38	11/16 at 100.00	BBB–	458,600

1,000	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/37	12/17 at 100.00	N/R	789,940

	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009:
1,120	5.650%, 9/01/22	9/19 at 100.00	BBB–	1,149,568
1,000	5.750%, 9/01/23	9/19 at 100.00	BBB–	1,025,660

850	Hannibal Industrial Development Authority, Missouri, Health Facilities Refunding Revenue Bonds, Hannibal Regional Hospital, Refunding Series 2010, 5.375%, 9/01/19	9/13 at 102.00	BBB+	886,992

1,835	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	1,859,754

2,000	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/24	2/15 at 102.00	BBB+	2,035,940

2,500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Childrens Mercy Hospital, Series 2009, 5.625%, 5/15/39	5/19 at 100.00	A+	2,581,300

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,485	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	A3	$1,513,304

1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, St. Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	1,053,010

2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2003B, 5.500%, 11/15/32 – AGM Insured	11/18 at 100.00	AA–	2,121,380

	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2010A:
485	5.250%, 11/15/25	11/20 at 100.00	A+	519,357
500	5.000%, 11/15/30	11/20 at 100.00	A+	513,245

1,610	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 1994A, 6.750%, 5/15/12	No Opt. Call	Aaa	1,652,601

2,300	Missouri Health and Educational Facilities Authority, Revenue Bonds, Jefferson Memorial Hospital Obligated Group, Refunding and Improvement Series 2004, 5.000%, 8/15/19 – RAAI Insured	8/14 at 100.00	Baa2	2,344,735

2,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2008A, 5.000%, 6/01/36	6/18 at 100.00	AA–	2,037,200

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B, 5.000%, 6/01/30	6/20 at 100.00	AA–	1,559,490

1,000	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2005, 5.625%, 12/01/35	12/15 at 100.00	BBB–	895,490

1,000	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	963,400

	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007:
125	4.250%, 11/15/14	No Opt. Call	N/R	119,653
670	5.000%, 11/15/27	11/16 at 100.00	N/R	574,291
1,300	5.000%, 11/15/35	11/16 at 100.00	N/R	1,038,128
36,000	Total Health Care			36,022,529
	Housing/Multifamily – 0.8%

1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	11/19 at 100.00	Aaa	1,335,576
	Housing/Single Family – 0.6%

450	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006B, 4.800%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	AA+	450,351

235	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006C-1, 5.000%, 9/01/37 (Alternative Minimum Tax)	9/15 at 100.00	AA+	236,220

350	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2008A-1, 5.300%, 3/01/39 (Alternative Minimum Tax)	9/17 at 100.00	AA+	355,079
1,035	Total Housing/Single Family			1,041,650
	Industrials – 0.9%

	Kennett Industrial Development Authority, Missouri, Revenue Bonds, Manac Trailers USA Inc Project, Series 2007:
1,500	4.250%, 3/01/22 (Alternative Minimum Tax)	3/15 at 100.00	Ba2	1,149,900
500	4.250%, 3/01/24 (Alternative Minimum Tax)	3/15 at 100.00	Ba2	365,980
2,000	Total Industrials			1,515,880

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Missouri Tax Free Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 7.9%

$2,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.250%, 2/01/24	2/14 at 100.00	BBB+	$2,001,520

500	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	N/R	418,615

	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F:
500	5.500%, 5/15/17	No Opt. Call	BBB–	515,170
500	5.750%, 5/15/31	5/17 at 100.00	BBB–	465,155

1,500	Kirkwood Industrial Development Authority, Missouri Retirement Community Revenue Bonds, Aberdeen Heights Project, Series 2010C, 7.000%, 11/15/15	5/12 at 100.00	N/R	1,503,420

1,035	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.000%, 8/15/14	No Opt. Call	BBB–	1,077,394

1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB+	1,526,151

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,000	5.750%, 2/01/31	2/21 at 100.00	BBB+	1,001,670
500	6.000%, 2/01/41	2/21 at 100.00	BBB+	502,225

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	No Opt. Call	BBB+	1,409,190

325	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/18	2/17 at 100.00	BBB+	337,253

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A:
500	5.375%, 9/01/21	9/17 at 100.00	BBB	505,945
2,000	5.500%, 9/01/28	9/17 at 100.00	BBB	1,902,120
13,485	Total Long-Term Care			13,165,828
	Materials – 0.5%

1,000	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BB+	881,640
	Tax Obligation/General – 10.0%

	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
680	5.000%, 3/01/30	3/21 at 100.00	A+	726,961
1,000	4.750%, 3/01/31	3/21 at 100.00	A+	1,042,920

850	Blue Springs, Missouri, General Obligation Bonds, South Area Neighborhood Improvement, Refunding Series 2009, 5.000%, 2/15/29	2/19 at 100.00	AA–	905,735

2,000	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26	No Opt. Call	AA	2,147,540

1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, School Building Series 2008, 4.750%, 3/01/27	3/18 at 100.00	Aa1	1,070,470

1,015	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007, 5.250%, 3/01/25 – AGM Insured	3/17 at 100.00	AA–	1,103,001

685	Platte County Reorganized School District R3, Missouri, General Obligation Bonds, Series 2004, 5.000%, 3/01/24 – NPFG Insured	3/14 at 100.00	AA	716,044

200	Platte County R-III School District Building Corporation, Missouri, Leasehold Refunding and Improvement Revenue Bonds, Series 2008, 5.000%, 3/01/28	3/18 at 100.00	AA–	211,694

1,000	Puerto Rico, General Obligation Bonds, Public Improvment Refunding Series 2008A, 5.250%, 7/01/26	7/18 at 100.00	Baa1	1,016,360

690	Richmond Heights, Missouri, General Obligation Bonds, Manhasset Village Nieghboorhood, Series 2006, 4.500%, 4/01/26	4/14 at 100.00	N/R	697,970

1,000	Saint Charles County Francis Howell School District, Missouri, General Obligation Bonds, Series 2009, 5.000%, 3/01/27	3/19 at 100.00	AA+	1,101,020

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B:
$2,500	4.000%, 4/01/25	4/21 at 100.00	AA+	$2,567,600
1,000	4.000%, 4/01/27	4/21 at 100.00	AA+	1,002,670

5,000	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Improvement and Refunding Bonds, Series 2009A, 0.000%, 3/01/26	3/19 at 66.11	AA+	2,382,700
18,620	Total Tax Obligation/General			16,692,685
	Tax Obligation/Limited – 27.5%

	Belton, Missouri, Certificates of Participation, Series 2007:
600	4.375%, 3/01/19 – NPFG Insured	3/17 at 100.00	Baa1	633,042
250	4.500%, 3/01/22 – NPFG Insured	3/17 at 100.00	Baa1	257,073

355	Belton, Missouri, Certificates of Participation, Series 2008, 5.250%, 3/01/29	3/18 at 100.00	A	369,051

1,000	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005, 5.250%, 3/01/26 – NPFG Insured	3/16 at 100.00	A	1,061,430

1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	2,033,203

1,425	Clay County Public Building Authority, Leasehold Revenue Refunding Bonds, Clay County, Missouri, Series 1998A, 5.125%, 5/15/14 – AGM Insured	5/12 at 100.00	AA–	1,430,244

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26	8/14 at 100.00	N/R	202,220
1,700	5.250%, 8/01/31	8/14 at 100.00	N/R	1,678,325

1,000	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006, 5.000%, 4/01/14	No Opt. Call	BBB+	1,063,580

265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	269,585

	Harrisonville, Missouri, Annual Appropriation-Supported Tax Increment and Sales Tax Revenue Bonds, Harrisonville Towne Center Project, Series 2007:
340	4.375%, 11/01/17	11/13 at 100.00	A+	348,476
715	4.500%, 11/01/22	11/13 at 100.00	A+	719,812

	Hazelwood School District, St Louis County, Missouri, Certificates of Participation, Energy Improvements Project, Series 2006:
515	4.500%, 3/01/17	3/16 at 100.00	A+	562,076
445	4.500%, 3/01/18	3/16 at 100.00	A+	482,233

1,745	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB+	1,904,859

3,000	Jackson County, Missouri, Special Obligation Bonds, Harry S. Truman Sports Complex, Series 2006, 5.000%, 12/01/28 – AMBAC Insured	12/16 at 100.00	Aa3	3,094,290

200	Kansas City Industrial Development Authority, Missouri, Downtown Redevelpment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	204,244

	Kansas City Industrial Development Authority, Missouri, Infrastructure Revenue Bonds, NNSA National Security Campus Project, MoDot Funded Transportation Improvements, Series 2010:
1,250	4.000%, 9/01/13	No Opt. Call	N/R	1,271,738
670	4.000%, 9/01/14	No Opt. Call	N/R	681,651

2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	902,240

500	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18	No Opt. Call	N/R	497,590

280	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011, 5.000%, 6/01/21	6/16 at 100.00	N/R	284,393

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen Missouri Tax Free Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson City, Series 2003A:
$1,000	5.000%, 12/01/17	12/12 at 100.00	A	$1,046,720
750	5.375%, 12/01/22	12/12 at 100.00	A	787,860

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Series 2007E, 5.125%, 4/01/25	4/17 at 100.00	A–	1,041,080

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.000%, 3/01/25	3/18 at 100.00	A–	1,027,190

1,010	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Eastland Center Project, Refunding Series 2007A, 4.250%, 4/01/15	No Opt. Call	A–	1,076,226

1,000	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/27	10/13 at 100.00	AA+	1,061,870

1,000	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2010, 3.000%, 3/01/18	3/17 at 100.00	A–	1,042,290

1,455	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/12 at 102.00	N/R	1,235,833

1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005K, 5.000%, 7/01/17	7/15 at 100.00	Baa1	1,055,120

1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,621,740

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C:
1,530	6.000%, 8/01/39	8/20 at 100.00	A+	1,667,333
1,000	5.250%, 8/01/41	8/20 at 100.00	A+	1,021,220

535	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/43	8/21 at 100.00	A+	544,914

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,755	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	896,744
3,715	0.000%, 8/01/42 – NPFG Insured	No Opt. Call	Aa2	541,461

1,000	Raytown, Missouri, Annual Appropriation Supported Tax Increment and Sales Tax Revenue Bonds, Raytown Live Redevelopment Project Area 1, Series 2007, 5.125%, 12/01/31	6/17 at 100.00	A+	1,016,760

1,400	Riverside Industrial Development Authority, Missouri, Industrial Development Revenue Bonds, Riverside Horizon, Series 2007A, 5.000%, 5/01/27 – ACA Insured	5/17 at 100.00	A	1,421,504

1,000	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	A	1,036,960

	Saint Joseph Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Sewerage System Improvements Project, Series 2007:
500	4.750%, 4/01/20	4/17 at 100.00	A	534,380
390	4.750%, 4/01/21	4/17 at 100.00	A	414,461

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA–	452,570
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA–	423,510
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA–	394,420
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA–	362,250

2,000	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Series 2004, 5.000%, 3/01/24 – AMBAC Insured	3/14 at 100.00	Aa2	2,143,600

1,595	Texas County, Missouri, Certificates of Participation, Justice Center Project, Series 2006, 4.500%, 12/01/25 – AGC Insured	12/16 at 100.00	AA–	1,649,469

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$520	Union, Missouri, Certificates of Participation, Series 2006A, 5.200%, 7/01/23	7/14 at 100.00	N/R		$529,344
56,085	Total Tax Obligation/Limited				45,998,184
	Transportation – 2.0%

2,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2, 6.125%, 7/01/24	7/19 at 100.00	A–		2,214,000

1,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA–		1,074,430
3,000	Total Transportation				3,288,430
	U.S. Guaranteed – 3.8% (4)

1,255	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2002, 5.625%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	1,288,835

4,000	Kansas City, Missouri, Special Facility Revenue Bonds, MCI Overhaul Base Project, Series 2005G, 4.750%, 9/01/28 (Pre-refunded 9/01/15) (Alternative Minimum Tax)	9/15 at 100.00	AA–	(4)	4,485,200

500	St. Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Series 2003, 6.625%, 11/15/35 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	558,245
5,755	Total U.S. Guaranteed				6,332,280
	Utilities – 5.4%

1,000	Missouri Joint Municipal Electric Utility Commission, Iatan 2 Power Project Revenue Bonds, Series 2006A, 5.000%, 1/01/28 – AMBAC Insured	1/16 at 100.00	A3		1,034,460

	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006:
1,500	5.000%, 1/01/16 – NPFG Insured	No Opt. Call	A–		1,638,360
375	5.000%, 1/01/17 – NPFG Insured	1/16 at 100.00	A–		405,206
2,720	5.000%, 1/01/34 – NPFG Insured	1/16 at 100.00	A–		2,734,334

2,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Series 2009A, 6.000%, 1/01/39	1/16 at 100.00	A3		2,148,220

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.250%, 7/01/25	7/18 at 100.00	A3		1,047,810
8,595	Total Utilities				9,008,390
	Water and Sewer – 9.7%

500	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39	3/18 at 100.00	A		536,920

	Columbia, Misouri, Special Obligation Electric Utility Improvement Bonds, Annual Appropriation Obligation, Series 2008A:
400	5.000%, 10/01/21	10/17 at 100.00	AA		453,976
445	5.000%, 10/01/23	10/17 at 100.00	AA		495,961
500	5.125%, 10/01/30	10/17 at 100.00	AA		535,035

1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2		1,307,281

	Jefferson County Consolidated Public Water Supply District C1, Missouri, Waterworks Revenue Bonds, Refunding Series 2010:
745	4.125%, 12/01/24	12/17 at 100.00	A+		775,381
500	4.250%, 12/01/25	12/17 at 100.00	A+		520,280

2,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Series 2009A, 5.250%, 1/01/34	1/19 at 100.00	AA		2,163,760

500	Kansas City, Missouri, Water Revenue Bonds, Refunding & Improvement Series 2009A, 5.250%, 12/01/32	No Opt. Call	AA+		544,050

1,500	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Refunding Series 2009, 6.750%, 6/15/35	6/16 at 100.00	A–		1,573,185

500	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2008A, 5.750%, 5/01/38	5/17 at 100.00	AAA		546,180

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen Missouri Tax Free Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,000	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	A–	$1,023,800

500	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009C, 5.750%, 11/01/29	No Opt. Call	A–	517,935

500	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Saint Joseph Sewerage System Improvement Projects, Series 2011E, 5.375%, 5/01/36 (WI/DD, Settling 12/13/11)	5/20 at 100.00	A	481,560

470	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	1/12 at 100.00	Aaa	471,584

410	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	1/16 at 100.00	Aaa	445,116

1,000	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	1/19 at 100.00	Aaa	1,161,529

110	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control Revenue Bonds, State Revolving Fund Program – Multi-Participants, Series 1998B, 5.250%, 1/01/15	1/12 at 100.00	Aaa	110,436

2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	1/17 at 100.00	N/R	1,958,198

590	Taney County Public Water Supply District 3, Missouri, Certificates of Participation, Refundind Series 2010, 4.500%, 7/01/25	7/15 at 101.00	A+	604,172
15,610	Total Water and Sewer			16,226,339
$175,695	Total Municipal Bonds (cost $160,900,101)			165,606,934

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 0.4%

	Money Market Funds – 0.4%

722,042	First American Tax Free Obligations Fund, Class Z, 0.000% (5)			$722,042
	Total Short-Term Investments (cost $722,042)			722,042
	Total Investments (cost $161,622,143) – 99.5%			166,328,976
	Other Assets Less Liabilities – 0.5%			849,536
	Net Assets – 100%			$167,178,512

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of November 30, 2011.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

58	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Nebraska Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 93.6%

	Education and Civic Organizations – 26.3%

$990	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	$1,001,098

1,000	Douglas County Hospital Authority 2, Nebraska, Healthcare Revenue Bonds, Boys Town Project, Series 2008, 4.750%, 9/01/28	9/18 at 100.00	AA+	1,038,840

	Douglas County, Nebraska, Educational Facilities Revenue Bonds, Creighton University Projects, Refunding Series 2010A:
1,000	5.600%, 7/01/25	7/20 at 100.00	A3	1,107,990
1,000	5.500%, 7/01/30	7/20 at 100.00	A3	1,068,690

665	Douglas County, Nebraska, Zoo Facilities Revenue Bonds, O’Maha’s Henry Doory Zoo Project, Refunding Series 2005, 4.750%, 9/01/24	4/15 at 100.00	A–	684,671

500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Seres 2008A, 5.375%, 3/15/39	3/18 at 100.00	AAA	547,040

500	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.450%, 9/01/35	5/21 at 100.00	Aa3	527,015

2,690	Nebraska Educational Finance Authority, Revenue Bonds, Concordia University Project, Refunding Series 2007, 5.000%, 10/01/37	10/15 at 100.00	N/R	2,270,548

605	Nebraska Educational Finance Authority, Revenue Bonds, Wesleyan University, Refunding Series 2002, 5.000%, 4/01/17 – RAAI Insured	4/12 at 100.00	N/R	607,795

1,220	University of Nebraska, Revenue Bonds, Lincoln Student Fees and Facilities Refunding Series 2011, 5.000%, 7/01/42	No Opt. Call	Aa1	1,304,192

750	University of Nebraska, Revenue Bonds, Lincoln Student Fees and Facilities, Series 2003, 5.000%, 7/01/22	1/13 at 100.00	Aa1	778,538

1,000	University of Nebraska, Revenue Bonds, Omaha Health & Recreation Project, Series 2008, 5.000%, 5/15/33	5/18 at 100.00	Aa1	1,048,570

350	University of Nebraska, Revenue Bonds, Omaha Student Facilities Project, Series 2007, 5.000%, 5/15/32	5/17 at 100.00	Aa1	366,219

500	University of Nebraska, Revenue Bonds, Omaha Student Housing Project, Series 2003, 5.000%, 5/15/23	11/13 at 100.00	Aa1	535,340
12,770	Total Education and Civic Organizations			12,886,546
	Health Care – 9.3%

1,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Refunding Bonds, Children’s Hospital Obligated Group, Series 2008B, 6.000%, 8/15/28	8/17 at 100.00	A2	1,066,150

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008:
275	5.750%, 11/01/28	11/18 at 100.00	BBB+	284,895
1,000	5.500%, 11/01/38	11/18 at 100.00	BBB+	1,004,800

600	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.000%, 6/01/38	6/16 at 100.00	A–	555,648

600	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Jackson County, Schneck Memorial Hospital, Series 2006A, 5.250%, 2/15/30	2/16 at 100.00	A–	601,860

	Nebraska Investment Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center Project, Series 2002:
250	5.200%, 11/15/16 – RAAI Insured	5/12 at 100.00	A	253,155

805	5.300%, 11/15/17 – RAAI Insured	5/12 at 100.00	A	814,628
4,530	Total Health Care			4,581,136
	Housing/Multifamily – 1.0%

500	Omaha Housing Authority, Nebraska, Multifamily Housing Revenue Bonds, GNMA Mortgage Backed Securities Program – Timbercreek Apartments Project, Series 2001, 5.150%, 11/20/22	4/12 at 100.00	N/R	500,495
	Housing/Single Family – 4.4%

2,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2010A, 5.700%, 9/01/31	9/20 at 100.00	AA+	2,165,880

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Nebraska Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 8.8%

$250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2009B, 5.000%, 6/01/39 (Mandatory put 12/01/14)	No Opt. Call	A–	$268,460

100	Colorado Health Facilities Authority, Revenue Bonds, Christian Living Communities Project, Series 2006A, 5.750%, 1/01/26	1/17 at 100.00	N/R	98,058

200	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	191,118

3,090	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	N/R	3,148,061

600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/25	9/14 at 100.00	A–	598,302
4,240	Total Long-Term Care			4,303,999
	Materials – 0.6%

300	Washington County, Nebraska, Wastewater Facilities Revenue Bonds, Cargill Inc., Series 2002, 5.900%, 11/01/27 (Alternative Minimum Tax)	11/12 at 101.00	A	306,675
	Tax Obligation/General – 9.3%

195	Buffalo County, Nebraska, General Obligation Bonds, Series 2008, 6.000%, 12/15/28 – AGC Insured	11/13 at 102.00	AA–	220,091

350	Douglas County School District 059, Nebraska, General Obligation Bonds, School Building Series 2011B, 4.700%, 12/15/32	12/11 at 100.00	Aa2	362,359

500	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2009, 6.000%, 6/15/28	1/14 at 100.00	AA–	523,235

450	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2008, 5.750%, 10/15/28	10/18 at 100.00	AAA	524,066

300	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2011, 4.125%, 11/15/31	11/21 at 100.00	AAA	302,193

1,000	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2011A, 5.750%, 7/01/41	7/21 at 100.00	Baa1	1,029,260

375	Puerto Rico, General Obligation Bonds, Public Improvment, Refunding Series 2008A, 5.250%, 7/01/26	7/18 at 100.00	Baa1	381,135

250	Puerto Rico, General Obligation Bonds, Refunding Series 2003C-7, 6.000%, 7/01/27 – NPFG Insured	7/18 at 100.00	Baa1	264,515

300	Sarpy County School District 037, Nebraska, General Obligation Bonds, Series 2011C, 4.050%, 6/15/33	9/16 at 100.00	A+	289,734

650	Saunders County, Nebraska, General Obligation Bonds, Series 2006, 5.000%, 11/01/30 – AGM Insured	1/12 at 100.00	AA–	650,858
4,370	Total Tax Obligation/General			4,547,446
	Tax Obligation/Limited – 7.9%

265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	269,585

1,500	Lincoln- West Haymarket Joint Public Agency, Nebraska, General Obligation Facility Bonds, Series 2011, 5.000%, 12/15/42	12/21 at 100.00	AAA	1,603,170

750	Lincoln-Lancaster County, Nebraska, Public Building Commission Tax Supported Lease Rental Revenue Building Bonds, Refunding Series 2005, 4.500%, 10/15/26	4/15 at 100.00	Aaa	768,488

500	Omaha, Nebraska, Special Tax Redevelopment Bonds, Redevelopment 2002A, 5.125%, 2/01/32	2/12 at 101.00	AA+	505,680

650	Omaha, Nebraska, Special Tax Redevelopment Bonds, Redevelopment 2008, 5.250%, 10/15/28	10/18 at 100.00	AA+	708,370
3,665	Total Tax Obligation/Limited			3,855,293

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 1.0% (4)

$500	Madison County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Faith Regional Health Services Project, Series 2002, 5.500%, 7/01/21 (Pre-refunded 1/01/12) – RAAI Insured	1/12 at 100.00	N/R (4)	$502,220
	Utilities – 20.9%

1,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2010, 6.125%, 10/01/40	10/20 at 100.00	BBB	1,014,190

750	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	Ba3	736,650

750	City of Grand Island, Nebraska, Electric System Revenue Bonds, Series 2001, 5.125%, 8/15/16 – NPFG Insured	12/11 at 100.00	AA	752,835

585	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2006, 4.650%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A2	614,238

250	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2003, 5.000%, 9/01/26	9/13 at 100.00	AA	262,148

150	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+	159,414

500	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/33	1/18 at 100.00	A1	519,770

100	Nebraska Public Power District, Power Supply System Revenue Bonds, Series 2006A, 5.000%, 1/01/41 – FGIC Insured	1/16 at 100.00	A1	102,274

	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A:
1,000	5.500%, 2/01/33	No Opt. Call	Aa1	1,088,930
1,200	5.500%, 2/01/35	No Opt. Call	Aa1	1,301,232

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.250%, 7/01/25	7/18 at 100.00	A3	1,047,810

1,500	Southern Nebraska Public Power District, Electric System Revenue Bonds, Series 2008, 5.250%, 12/15/28	12/18 at 100.00	AA–	1,654,185

1,000	Twin Valleys Public Power District, Nebraska, Electric System Revenue Bonds, Series 2011, 5.000%, 9/15/35	6/16 at 100.00	N/R	1,019,840
9,785	Total Utilities			10,273,516
	Water and Sewer – 4.1%

1,000	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Series 2011, 4.250%, 11/15/41	11/21 at 100.00	AA	975,149

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
500	5.000%, 7/01/25 – AGC Insured	No Opt. Call	AA–	520,599
500	6.000%, 7/01/38	7/18 at 100.00	Baa2	518,793
2,000	Total Water and Sewer			2,014,541
$44,660	Total Municipal Bonds (cost $44,126,302)			45,937,747

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 1.0%

	Money Market Funds – 1.0%

480,382	First American Tax Free Obligations Fund, Class Z, 0.000% (5)			$480,382
	Total Short-Term Investments (cost $480,382)			480,382
	Total Investments (cost $44,606,684) – 94.6%			46,418,129
	Other Assets Less Liabilities – 5.4%			2,658,955
	Net Assets – 100%			$49,077,084

Nuveen Investments	61

Portfolio of Investments (Unaudited)

Nuveen Nebraska Municipal Bond Fund (continued)

November 30, 2011

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of November 30, 2011.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

62	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Ohio Tax Free Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 99.6%

	Consumer Staples – 1.2%

$250	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	A3	$265,048

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
350	5.125%, 6/01/24	6/17 at 100.00	BB–	264,996
100	5.875%, 6/01/47	6/17 at 100.00	BB–	70,029
700	Total Consumer Staples			600,073
	Education and Civic Organizations – 13.9%

100	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36 (WI/DD, Settling 12/21/11)	9/21 at 100.00	AA	103,945

400	Ohio Higher Education Facilities Commission, Revenue Bonds, College of Wooster Project, Series 2005, 5.000%, 9/01/20	9/15 at 100.00	A1	428,044

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997, 5.000%, 4/01/19	4/16 at 100.00	A3	1,079,780

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Mount Union College, Series 2006, 5.000%, 10/01/31	10/16 at 100.00	A3	1,023,850

	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2005:
250	5.000%, 5/01/20	5/15 at 100.00	Baa2	252,255
1,000	5.000%, 5/01/26	5/15 at 100.00	Baa2	950,620

505	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005, 5.000%, 12/01/24	12/15 at 100.00	Ba1	444,445

645	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.375%, 12/01/29	12/18 at 100.00	A	689,157

500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A–	513,990

750	Ohio State, Higher Educational Facility Revenue Bonds, Baldwin-Wallace College Project, Series 2004, 5.000%, 12/01/13	No Opt. Call	A–	801,075

500	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	537,670

250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	251,873
6,900	Total Education and Civic Organizations			7,076,704
	Health Care – 24.0%

	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
100	5.250%, 6/01/38	6/20 at 100.00	AA–	101,957
250	5.000%, 6/01/38	6/20 at 100.00	AA–	250,600

500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010B, 4.125%, 9/01/20	No Opt. Call	AA–	524,440

750	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/22	11/20 at 100.00	BBB+	803,153

345	Fairfield County, Ohio, Hsopital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2003, 5.000%, 6/15/22 – RAAI Insured	6/12 at 100.00	Baa2	344,096

750	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009, 5.000%, 11/01/34	11/19 at 100.00	Aa2	761,978

365	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 4.750%, 11/01/23	11/18 at 100.00	Aa2	385,801

640	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA	644,730

500	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2010C, 4.500%, 12/01/37	12/20 at 100.00	AA	465,565

Nuveen Investments	63

Portfolio of Investments (Unaudited)

Nuveen Ohio Tax Free Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$750	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	Baa1	$752,423

350	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002, 5.500%, 10/01/17	10/12 at 100.00	AA–	362,194

400	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D, 5.000%, 11/15/38	11/18 at 100.00	AA–	400,572

575	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	630,292

500	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A2	507,220

750	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	AA	756,210

100	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	AA	110,720

500	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	521,100

1,990	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	2,075,789

535	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	539,045

500	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.500%, 12/01/28	12/18 at 100.00	A	511,800

800	Scioto County, Ohio, Hospital Facilities Refunding Revenue Bonds, Southern Ohio Medical Center, Series 2008, 5.750%, 2/15/38	2/18 at 100.00	A2	813,896
11,950	Total Health Care			12,263,581
	Housing/Multifamily – 1.0%

500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC – Bowling Green State University Project, Series 2010, 5.750%, 6/01/31	6/20 at 100.00	BBB–	490,810
	Housing/Single Family – 3.7%

400	Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program Residential Mortgage Revenue Bonds, Series 2006E, 4.850%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aaa	404,336

540	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2008F, 5.450%, 9/01/33	3/18 at 100.00	Aaa	566,627

875	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2009C, 5.200%, 9/01/29	9/18 at 100.00	Aaa	910,683
1,815	Total Housing/Single Family			1,881,646
	Long-Term Care – 4.2%

800	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2005A, 5.000%, 7/01/26	7/15 at 100.00	BBB	762,120

500	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	505,055

400	Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/27	1/17 at 100.00	BBB	376,528

500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	502,005
2,200	Total Long-Term Care			2,145,708
	Tax Obligation/General – 20.6%

300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, School Improvement, Refunding Series 2010, 5.250%, 6/01/21	6/20 at 100.00	Aa2	357,372

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2006:
$535	5.250%, 12/01/19 – NPFG Insured	No Opt. Call	Aa2	$645,895
380	5.250%, 12/01/27 – NPFG Insured	No Opt. Call	Aa2	445,862

150	Cincinnati, Ohio, Various Purpose General Obligation Bonds, Series 2009A, 4.500%, 12/01/29	6/19 at 100.00	AA+	157,448

750	Cuyahoga Falls, Ohio, General Obligation Bonds, Various Purpose Refunding Series 2009, 4.250%, 12/01/34	12/17 at 100.00	Aa2	770,595

500	Dayton City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2003D, 5.000%, 12/01/11 – FGIC Insured	No Opt. Call	A+	500,065

690	Franklin County, Ohio, General Obligation Bonds, Series 2007, 4.500%, 12/01/27	12/17 at 100.00	AAA	726,494

400	Gahanna, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/27 – NPFG Insured	12/17 at 100.00	Aa1	428,096

1,000	Greene County, Ohio, General Obligation Bonds, General Infrastructure Series 2007, 5.250%, 12/01/26 – AMBAC Insured	12/17 at 100.00	Aa2	1,086,960

	Highland Local School District, Morrow and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Series 2008:
100	0.000%, 12/01/22	No Opt. Call	Aa2	66,174
1,000	5.375%, 12/01/33	12/18 at 100.00	Aa2	1,089,310

500	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	523,240

1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,247,180

600	Saint Marys City School District, Auglaize County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Series 2008, 5.000%, 12/01/28 – AGM Insured	6/18 at 100.00	Aa2	635,640

755	Sidney City School District, Shelby County, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/27 – NPFG Insured	12/17 at 100.00	Aa3	775,453

1,000	Solon, Ohio, General Obligation Refunding and Improvement Bonds, Series 2002, 5.000%, 12/01/21	12/12 at 100.00	AAA	1,040,940
9,660	Total Tax Obligation/General			10,496,724
	Tax Obligation/Limited – 10.2%

750	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	11/14 at 100.00	N/R	771,563

265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	269,585

475	Mahoning Career and Technology Center, Ohio, Certificate of Participation, Series 2009B, 4.750%, 12/01/36	12/17 at 100.00	AA–	490,642

	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	203,693
855	0.000%, 9/01/28	No Opt. Call	Aa2	376,636

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2005A-II, 5.250%, 2/01/20 – AGM Insured	2/15 at 100.00	AA	1,107,300

500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	515,625

400	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	N/R	368,932

1,000	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Series 2004A, 5.250%, 12/01/17	6/14 at 100.00	AA+	1,088,630
5,680	Total Tax Obligation/Limited			5,192,606

Nuveen Investments	65

Portfolio of Investments (Unaudited)

Nuveen Ohio Tax Free Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation – 2.5%

$1,000	Columbus Regional Airport Authority, Ohio, Revenue Bonds, Refunding Series 2007, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	A+		$1,036,490

250	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.350%, 12/01/32 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–		246,280
1,250	Total Transportation				1,282,770
	U.S. Guaranteed – 4.0% (4)

1,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2002, 5.050%, 12/01/21 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,024,310

1,000	Ohio, Common Schools General Obligation Bonds, Series 2002A, 5.125%, 9/15/22 (Pre-refunded 3/15/12)	3/12 at 100.00	AA+	(4)	1,014,420
2,000	Total U.S. Guaranteed				2,038,730
	Utilities – 7.1%

1,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.000%, 2/15/31	2/18 at 100.00	A1		1,041,870

1,000	Hamilton, Ohio, Electric System Revenue Bonds, Refunding Series 2002A, 4.300%, 10/15/16 – AGM Insured	10/15 at 101.00	Aa3		1,114,570

500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2010A, 3.375%, 7/01/33 (Mandatory put 7/01/15)	No Opt. Call	BBB–		510,850

500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, FirstEnergy Generation Corp. Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	BBB–		550,180

400	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.375%, 7/01/23	7/18 at 100.00	A3		428,208
3,400	Total Utilities				3,645,678
	Water and Sewer – 7.2%

930	Hamilton County, Ohio, Sewer System Revenue and Improvement Bonds, Metropolitan Sewer District of Greater Cincinnati, Series 2006A, 5.000%, 12/01/26 – NPFG Insured	No Opt. Call	AA+		999,916

450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	Aa3		470,857

250	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	A–		264,564

1,000	Montgomery County, Ohio, Water System Revenue Bonds, Greater Moraine Beaver District, Series 2002 Refunding, 5.375%, 11/15/16 – AMBAC Insured	11/12 at 100.00	N/R		1,026,139

700	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2007, 4.500%, 11/15/37 – NPFG Insured	No Opt. Call	AA+		676,773

200	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2010A, 5.000%, 6/01/30	12/19 at 100.00	AAA		217,795
3,530	Total Water and Sewer				3,656,044
$49,585	Total Investments (cost $48,795,443) – 99.6%				50,771,074
	Other Assets Less Liabilities – 0.4%				203,187
	Net Assets – 100%				$50,974,261

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

66	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Oregon Intermediate Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 97.9%

	Education and Civic Organizations – 8.5%

$2,350	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2005A, 5.000%, 5/01/22 – RAAI Insured	5/15 at 100.00	BBB	$2,364,570

250	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Series 2009, 5.750%, 5/01/24	5/14 at 100.00	BBB	257,800

1,140	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,159,551

	Oregon State Facilities Authority, Revenue Bonds, Lewis & Clark College Project, Refunding Series 2011A:
625	4.000%, 10/01/17	No Opt. Call	A–	678,006
500	5.250%, 10/01/24	10/21 at 100.00	A–	552,740

1,000	Oregon State Facilities Authority, Revenue Bonds, Linfield College, Refunding Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	Baa1	1,032,490

500	Oregon State Facilities Authority, Revenue Bonds, Linfield College, Series 2010A, 4.750%, 10/01/28	10/20 at 100.00	Baa1	512,115

1,000	Oregon State Facilities Authority, Revenue Bonds, Reed College, Refunding Series 2011A, 5.000%, 7/01/29	7/20 at 100.00	Aa2	1,103,750

	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2007A:
1,000	4.250%, 4/01/14	No Opt. Call	BBB+	1,053,660
250	5.000%, 4/01/17	No Opt. Call	BBB+	280,010
2,000	4.500%, 4/01/21	4/18 at 100.00	BBB+	2,114,780

200	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2010A, 4.000%, 10/01/24	4/20 at 100.00	A	204,868

1,085	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 4.300%, 10/01/21	10/17 at 100.00	A	1,137,015
11,900	Total Education and Civic Organizations			12,451,355
	Health Care – 13.8%

1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Legacy Health System, Series 2009A, 5.000%, 7/15/21	7/19 at 100.00	A+	1,071,840

1,200	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Willamette Falls Hospital, Series 2002, 5.500%, 4/01/22 – RAAI Insured	4/12 at 100.00	Baa2	1,221,216

250	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Cascade Healthcare Community, Inc., Series 2005B, 5.000%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	268,440

1,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008, 7.375%, 1/01/23	1/19 at 100.00	A3	1,810,140

810	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Merle West Medical Center Project, Series 2006, 4.750%, 9/01/20 – AGC Insured	9/16 at 100.00	AA–	849,633

1,900	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.500%, 8/15/28 – AGM Insured	8/20 at 100.00	AA–	2,092,299

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Series 2009A:
1,875	5.000%, 9/01/21	9/19 at 100.00	A	2,074,481
440	4.500%, 9/01/21	9/19 at 100.00	A	471,948

1,000	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Sisters of Providence Health System, Series 2004, 5.250%, 10/01/22	10/14 at 100.00	AA	1,090,740

1,000	Oregon Health Sciences University, Revenue Bonds, Series 2002A, 5.250%, 7/01/22 – NPFG Insured	1/13 at 100.00	A1	1,018,780

1,000	Oregon State Facilities Authority, Auction Rate Revenue Bonds, Peacehealth System, Refunding Series 2009A, 5.000%, 11/01/20	11/19 at 100.00	A+	1,133,990

	Oregon State Facilities Authority, Oregon, Revenue Bonds, Samaritan Health Services, Refunding Series 2010A:
1,250	5.000%, 10/01/19	No Opt. Call	A–	1,397,913
500	5.000%, 10/01/24	10/20 at 100.00	A–	529,510

Nuveen Investments	67

Portfolio of Investments (Unaudited)

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

	Oregon State Facilities Authority, Revenue Bonds, Legacy Health System, Refunding Series 2010A:
$2,000	4.250%, 3/15/17	No Opt. Call	A+	$2,139,700
1,000	4.750%, 3/15/24	3/20 at 100.00	A+	1,029,990

375	Oregon State Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2011C, 5.000%, 10/01/20	No Opt. Call	AA	431,314

1,500	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Series 2008A, 5.750%, 8/15/23	8/18 at 100.00	A+	1,670,550
18,600	Total Health Care			20,302,484
	Housing/Multifamily – 3.1%

	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A:
750	4.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	Aaa	757,815
500	4.250%, 7/01/21 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	503,905

705	Portland Housing Authority, Oregon, Housing Revenue Refundign Bonds, Yards at Union Station Project, Series 2007, 4.750%, 5/01/22 (Alternative Minimum Tax)	5/17 at 100.00	Aa2	719,995

	Portland, Oregon, Economic Development Revenue Refunding Bonds, Broadway Project, Series 2008A:
880	5.125%, 4/01/16	No Opt. Call	A+	1,004,784
1,355	6.250%, 4/01/23	4/18 at 100.00	A+	1,577,328
4,190	Total Housing/Multifamily			4,563,827
	Housing/Single Family – 1.0%

230	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2004A, 4.050%, 1/01/18	7/13 at 100.00	Aa2	234,209

1,155	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2008D, 4.750%, 7/01/22	1/18 at 100.00	Aa2	1,211,202
1,385	Total Housing/Single Family			1,445,411
	Long-Term Care – 2.6%

1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Refunding Bonds, Robison Jewish Home, DBA Cedar Sinia Park, Series 2005, 5.125%, 10/01/24	10/15 at 100.00	N/R	894,280

	Multnomah County Hospital Facility Authority, Oregon, Revenue Bonds, Terwillger Plaza Project, Series 2009:
1,000	5.250%, 12/01/26	12/16 at 100.00	N/R	995,890
1,900	6.500%, 12/01/29	12/11 at 100.00	N/R	1,901,520
3,900	Total Long-Term Care			3,791,690
	Tax Obligation/General – 43.7%

	Beaverton School District 48J, Washington County, Oregon, General Obligation Bonds, Series 2004A:
1,600	5.000%, 6/01/14 – AGM Insured	No Opt. Call	Aa1	1,772,928
1,500	5.000%, 6/01/16 – AGM Insured	12/14 at 100.00	Aa1	1,671,855

	Blue Mountain Hospital District, Grant County, Oregon, General Obligation Bonds, Refunding Series 2010:
605	4.250%, 2/01/19	No Opt. Call	Baa1	659,390
655	4.500%, 2/01/20	No Opt. Call	Baa1	721,306
255	5.000%, 2/01/21	No Opt. Call	Baa1	287,714

	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2010:
1,000	4.000%, 6/15/19	No Opt. Call	AA+	1,159,310
800	4.500%, 6/15/20	No Opt. Call	AA+	956,520

1,000	Chemeketa Community College District, Oregon, General Obligation Bonds, Series 2008, 5.500%, 6/15/24	6/18 at 100.00	AA+	1,155,060

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

	City of The Dalles, Wasco County, Oregon, General Obligation Bonds, Series 2008:
$130	4.000%, 6/01/17	No Opt. Call	A+	$145,491
140	4.000%, 6/01/18	No Opt. Call	A+	157,576
75	4.000%, 6/01/19	6/18 at 100.00	A+	83,446

1,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2006, 5.000%, 5/01/19 – NPFG Insured	5/16 at 100.00	AA	1,286,591

1,975	Clackamas County School District 115, Oregon, General Obligation Bond, Series 2006B, 4.500%, 6/15/21 – NPFG Insured	6/16 at 100.00	AA+	2,147,990

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2007B:
685	5.000%, 6/15/19 – AGM Insured	No Opt. Call	AA+	789,990
3,665	5.000%, 6/15/21 – AGM Insured	6/17 at 100.00	AA+	4,205,221
3,135	5.000%, 6/15/22 – AGM Insured	No Opt. Call	AA+	3,566,909

1,000	Clackamas County School District 46 Oregon Trail, Oregon, General Obligation Bonds, Series 2009A, 5.000%, 6/15/24	6/19 at 100.00	AA+	1,144,240

	Clackamas County School District 86, Oregon, General Obligation Bonds, Series 2005:
1,000	5.000%, 6/15/18 – AGM Insured	6/15 at 100.00	AA+	1,114,230
1,305	5.000%, 6/15/21 – AGM Insured	6/15 at 100.00	AA+	1,454,070

1,755	Deschutes County, Oregon, General Obligation Bonds, Series 2002, 5.000%, 12/01/14 – AGM Insured	12/12 at 100.00	Aa2	1,835,133

3,030	Deshutes and Jefferson Counties School District 2J Redmond, Oregon, General Obligation Bonds, Deffered Imterest Series 2008, 0.000%, 6/15/22	No Opt. Call	Aa1	2,117,970

1,000	Hillsboro School District 1J, Washington, Multnomah and Yamhill Counties, Oregon, General Obligation Refunding Bonds, Series 1998, 5.000%, 11/01/14	No Opt. Call	Aa2	1,123,760

1,000	Josephine County Unit School District Three Rivers, Oregon, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/15/19 – NPFG Insured	No Opt. Call	Aa1	1,217,090

905	Keizer, Oregon, General Obligation Assessment Bonds, Keizer Station Area A Local Improvement District, Series 2008, 5.200%, 6/01/31	6/18 at 100.00	A1	946,340

200	Lake Oswego School District 7J, Clackamas County, Oregon, General Obligation Bonds, Refunding Series 2005, 5.250%, 6/01/25 – AGM Insured	No Opt. Call	Aa1	245,730

1,305	Marion-Clackamas Counties School District 4J, Oregon, General Obligation Bonds, Series 2007, 4.500%, 6/15/22 – NPFG Insured	6/16 at 100.00	Aa1	1,406,438

1,000	McMinnville School District 40, Yamhill County, Oregon, General Obligation Bonds, Series 2001, 5.500%, 6/15/13 – AGM Insured	No Opt. Call	Aa3	1,078,610

1,000	Metro, Oregon, General Obligation Bonds, Series 2002, 5.250%, 9/01/14	3/12 at 101.00	AAA	1,014,060

1,635	Metro, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/01/20	6/17 at 100.00	AAA	1,902,355

1,000	Multnomah-Clackamas Counties Centennial School District 28JT, Oregon, General Obligation Bonds, Series 2006, 0.000%, 6/01/16 – AMBAC Insured	12/11 at 83.27	A1	838,990

1,000	Multnomah-Clackamas Counties, Oregon, School District 10JT, General Obligation Bonds, Series 2005, 5.250%, 6/15/17 – AGM Insured	No Opt. Call	AA+	1,205,070

125	North Lincoln Fire and Rescue District 1, Oregon, General Obligation Bonds, Series 2007, 4.250%, 2/01/18 – AGM Insured	2/17 at 100.00	AA–	140,516

1,500	Oregon Department of Administrative Services, General Obligation Bonds, Oregon Opportunity, Refunding Series 2010F, 5.000%, 12/01/20	6/20 at 100.00	AA+	1,821,495

	Oregon State, General Obligation Bonds, Alterrnative Energy Series 2011B:
540	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	AA+	620,152
535	5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	611,981
100	5.000%, 1/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	111,544

455	Pacific City Joint Water-Sanitary Authority, Tilamook County, Oregon, General Obligation Bonds, Series 2007, 4.650%, 7/01/22	7/17 at 100.00	N/R	474,520

1,000	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Lien, Series 2006B, 5.000%, 12/01/14	No Opt. Call	Baa1	1,073,690

Nuveen Investments	69

Portfolio of Investments (Unaudited)

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$1,250	Redmond School District 2J, Deshutes and Jefferson Counties, Oregon, General Obligation Bonds, Series 2004A, 5.000%, 6/15/13 – NPFG Insured	No Opt. Call	Aa1	$1,336,713

	Redmond, Oregon, General Obligation Bonds,Terminal Expansion Project, Series 2009:
240	4.000%, 6/01/21	6/19 at 100.00	A1	256,250
200	4.250%, 6/01/23	6/19 at 100.00	A1	209,850
500	4.625%, 6/01/29	6/19 at 100.00	A1	511,935

635	Salem-Keizer School District 24J, Marion and Polk Counties, Oregon, General Obligation Bonds, Series 2009B, 0.000%, 6/15/22	No Opt. Call	AA+	443,865

	Sandy, Clackamas County, Oregon, General Obligation Bonds, Series 2010:
190	4.000%, 6/01/15	6/14 at 100.00	AA	203,614
150	4.000%, 6/01/16	6/14 at 100.00	AA	160,115
210	4.000%, 6/01/17	6/14 at 100.00	AA	223,270
240	4.000%, 6/01/18	6/14 at 100.00	AA	253,858
100	4.000%, 6/01/19	6/14 at 100.00	AA	105,270

1,030	Tigard-Tualatin School District 23J, Washington and Clackamas Counties, Oregon, General Obligation Bonds, Series 2000, 0.000%, 6/15/14	No Opt. Call	Aa3	983,022

1,000	Tigard-Tualatin School District 23J, Washington and Clackamas Counties, Oregon, General Obligation Refunding Bonds, Series 2001, 5.500%, 6/01/13 – FGIC Insured	No Opt. Call	Aa2	1,075,820

870	Tualatin Hills Park and Recreation District, Oregon, General Obligation Bonds, Series 1998, 5.750%, 3/01/13 – NPFG Insured	No Opt. Call	Aa1	928,429

1,540	Umatilla County School District 016R Pendleton, Oregon, General Obligation Bonds, Series 1998, 5.250%, 7/01/14 – NPFG Insured	No Opt. Call	Aa3	1,696,048

1,080	Wasco County School District 012, Oregon, General Obligation Bonds, Series 2001 Refunding, 5.500%, 6/15/14 – AGM Insured	No Opt. Call	AA–	1,211,911

1,525	Washington County, Oregon, General Obligation Bonds, Series 2006, 5.000%, 6/01/22	6/16 at 102.00	Aa1	1,719,117

2,490	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2006, 5.000%, 6/15/19 – NPFG Insured	No Opt. Call	Aa2	2,889,770

	West Valley Fire District, Oregon, General Obligation Bonds, Series 2010:
120	2.000%, 2/01/12	No Opt. Call	N/R	120,094
120	3.000%, 2/01/13	No Opt. Call	N/R	121,745
125	3.000%, 2/01/14	No Opt. Call	N/R	127,784
125	3.000%, 2/01/15	No Opt. Call	N/R	128,016
130	3.500%, 2/01/16	No Opt. Call	N/R	135,571
135	4.000%, 2/01/17	No Opt. Call	N/R	144,123
140	4.000%, 2/01/18	No Opt. Call	N/R	149,790
145	4.000%, 2/01/19	No Opt. Call	N/R	153,768

	Yamhill County School District 29J Newberg, Oregon, General Obligation Bonds, Refunding Series 2005:
1,260	5.250%, 6/15/15 – FGIC Insured	No Opt. Call	Aa1	1,439,915
1,835	5.250%, 6/15/16 – FGIC Insured	No Opt. Call	Aa1	2,152,840

1,005	Yamhill County School District 40, McMinnville, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/23 – AGM Insured	6/17 at 100.00	Aa1	1,119,550
59,145	Total Tax Obligation/General			64,267,334
	Tax Obligation/Limited – 9.1%

1,060	Oregon Department of Administrative Services, Certificates of Participation, Series 2006A, 5.000%, 11/01/18 – NPFG Insured	11/16 at 100.00	AA	1,206,450

1,500	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 4.700%, 5/01/25	5/19 at 100.00	AA	1,607,565

1,055	Oregon Department of Administrative Services, Certificates of Participation, Series 2009C, 5.000%, 11/01/25	11/19 at 100.00	AA	1,159,930

700	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2005A, 5.000%, 11/15/24	11/14 at 100.00	AAA	742,868

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited (continued)

$1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/21	No Opt. Call	AAA		$1,182,420

2,655	Portland, Oregon, Renewal and Redevelopment Revenue Bonds, North Macadam Series 2010B, 5.000%, 6/15/24	6/20 at 100.00	A1		2,884,073

2,030	Portland, Oregon, South Park Blocks Urban Renewal and Redevelopment Bonds, Series 2008B, 5.000%, 6/15/21	6/18 at 101.00	Aa3		2,240,349

280	Seaside Urban Renewal Agency, Clatsop County, Oregon, Greater Seaside Urban Renewal Area Revenue Bonds, Series 2006, 4.750%, 6/01/15	No Opt. Call	N/R		294,160

1,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A, 5.000%, 10/01/25	10/21 at 100.00	A1		1,110,240

815	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/20	No Opt. Call	BBB		878,709
12,095	Total Tax Obligation/Limited				13,306,764
	Transportation – 2.9%

1,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–		1,128,450

250	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011-21, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–		283,268

1,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011, 5.000%, 7/01/23 (Alternative Minimum Tax)	7/21 at 100.00	AA–		1,082,670

1,500	Port of Portland, Oregon, Portland International Airport Passenger Facility Charge Revenue Bonds, Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A		1,615,320

215	Redmond, Oregon, Airport Revenue Bonds, Series 2009, 5.500%, 6/01/24	6/19 at 100.00	Baa3		222,471
3,965	Total Transportation				4,332,179
	U.S. Guaranteed – 3.7% (4)

2,170	Chemeketa Community College District, Oregon, General Obligation Bonds, Refunding Series 1998, 5.500%, 6/01/13 – FGIC Insured (ETM)	No Opt. Call	N/R	(4)	2,336,938

1,000	Linn County Community School District 9, Lebanon, Oregon, General Obligation Bonds, Series 2001, 5.550%, 6/15/21 (Pre-refunded 6/15/13) – FGIC Insured	6/13 at 100.00	AA+	(4)	1,079,750

1,010	Medford Urban Renewal Agency, Jackson County, Oregon, Tax Revenue Bonds, Urban Redevelopment Refunding Series 2002, 4.500%, 6/01/13 (ETM)	1/13 at 101.00	A–	(4)	1,050,844

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2002A, 5.500%, 11/15/16 (Pre-refunded 11/15/12)	11/12 at 100.00	AAA		1,050,120
5,180	Total U.S. Guaranteed				5,517,652
	Utilities – 0.6%

800	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.375%, 7/01/23	7/18 at 100.00	A3		856,416
	Water and Sewer – 8.9%

820	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Series 2006, 5.000%, 11/01/21 – NPFG Insured	11/16 at 100.00	Aa2		903,976

1,500	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Series 2008, 5.000%, 11/01/22	11/18 at 100.00	Aa2		1,688,160

	Lebanon, Oregon, Wastewater Revenue Bonds, Refunding Series 2010:
165	4.000%, 3/01/17 – AGM Insured	No Opt. Call	AA–		184,863
435	4.000%, 3/01/18 – AGM Insured	No Opt. Call	AA–		491,537

1,000	Portland, Oregon, Sewer System Revenue Bonds, Refunding First Lien Series 2008A, 4.750%, 6/15/24	No Opt. Call	AA		1,101,860

1,175	Portland, Oregon, Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/23 – NPFG Insured	6/16 at 100.00	AA		1,286,766

Nuveen Investments	71

Portfolio of Investments (Unaudited)

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$2,000	Portland, Oregon, Water System Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/15	No Opt. Call	Aaa	$2,281,680

500	Portland, Oregon, Water System Revenue Bonds, Second Lien Series 2006A, 4.375%, 10/01/24 – NPFG Insured	10/16 at 100.00	Aa1	527,490

1,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/25 – AGC Insured	No Opt. Call	AA–	1,561,800

450	Redmond, Oregon, Water Revenue Bonds, Series 2010, 4.500%, 6/01/25	6/20 at 100.00	A1	490,973

325	The Dalles, Oregon, Water Revenue Bonds, Series 200, 4.250%, 6/01/20 – AMBAC Insured	6/17 at 100.00	N/R	358,341

1,000	Washington County, Oregon, Clean Water Services Sewer Revenue Bonds, Senior Lien Series 2004, 5.000%, 10/01/14 – NPFG Insured	No Opt. Call	AA	1,120,529

900	Woodburn, Marion County, Oregon, Wastewater Revenue Bonds, Refunding Series 2011A, 5.000%, 3/01/20 (WI/DD, Settling 12/15/11)	No Opt. Call	A2	1,051,965
11,770	Total Water and Sewer			13,049,940
$132,930	Total Municipal Bonds (cost $134,690,205)			143,885,052

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 1.6%

	Money Market Funds – 1.6%

2,291,068	First American Tax Free Obligations Fund, Class Z, 0.000% (5)			$2,291,068
	Total Short-Term Investments (cost $2,291,068)			2,291,068
	Total Investments (cost $136,981,273) – 99.5%			146,176,120
	Other Assets Less Liabilities – 0.5%			762,466
	Net Assets – 100%			$146,938,586

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of November 30, 2011.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

72	Nuveen Investments

Statement of Assets & Liabilities (Unaudited)

November 30, 2011

	Colorado Tax Free	Minnesota Intermediate	Minnesota	Missouri Tax Free
Assets
Investments, at value (cost $51,444,201, $220,661,007, $154,922,347 and $161,622,143, respectively)	$54,225,462	$234,660,021	$162,045,750	$166,328,976
Cash	104	—	—	—
Receivables:
Interest	827,687	2,785,746	1,981,796	2,174,087
Investments sold	47,746	—	—	—
Shares sold	99,423	209,276	93,952	194,997
Other assets	1,373	1,404	2,944	2,721
Total assets	55,201,795	237,656,447	164,124,442	168,700,781
Liabilities
Cash overdraft	—	—	—	—
Payables:
Dividends	143,726	558,536	256,632	491,854
Investments purchased	—	1,080,147	270,295	760,804
Shares redeemed	8,293	370,402	79,804	122,535
Accrued expenses:
Management fees	12,268	111,708	70,128	76,921
12b-1 distribution and service fees	3,187	9,121	26,468	4,811
Other	40,232	90,921	95,094	65,344
Total liabilities	207,706	2,220,835	798,421	1,522,269
Net assets	$54,994,089	$235,435,612	$163,326,021	$167,178,512
Class A Shares
Net assets	$11,398,843	$39,541,549	$86,581,929	$23,803,580
Shares outstanding	1,107,345	3,811,001	7,709,956	1,983,865
Net asset value per share	$10.29	$10.38	$11.23	$12.00
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 3.00%, 4.20% and 4.20%, respectively, of offering price)	$10.74	$10.70	$11.72	$12.53
Class C Shares
Net assets	N/A	$1,962,449	$1,886,769	N/A
Shares outstanding	N/A	190,235	167,983	N/A
Net asset value and offering price per share	N/A	$10.32	$11.23	N/A
Class C1 Shares
Net assets	$2,472,084	$5,988,644	$21,339,659	$1,707,297
Shares outstanding	240,861	576,191	1,909,221	142,720
Net asset value and offering price per share	$10.26	$10.39	$11.18	$11.96
Class I Shares
Net assets	$41,123,162	$187,942,970	$53,517,664	$141,667,635
Shares outstanding	3,984,742	18,229,927	4,773,271	11,807,220
Net asset value and offering price per share	$10.32	$10.31	$11.21	$12.00
Net assets consist of:
Capital paid-in	$52,029,288	$220,621,973	$155,294,959	$161,572,915
Undistributed (Over-distribution of) net investment income	96,705	410,894	852,413	331,738
Accumulated net realized gain (loss)	86,835	403,731	55,246	567,026
Net unrealized appreciation (depreciation)	2,781,261	13,999,014	7,123,403	4,706,833
Net assets	$54,994,089	$235,435,612	$163,326,021	$167,178,512
Authorized shares	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001
N/A	– Colorado Tax Free and Missouri Tax Free do not offer Class C Shares.

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of Assets & Liabilities (Unaudited) (continued)

November 30, 2011

	Nebraska	Ohio Tax Free	Oregon Intermediate
Assets
Investments, at value (cost $44,606,684, $48,795,443 and $136,981,273, respectively)	$46,418,129	$50,771,074	$146,176,120
Cash	—	—	—
Receivables:
Interest	629,286	808,618	2,155,230
Investments sold	—	—	—
Shares sold	3,491,801	3,526	123,519
Other assets	2,709	593	902
Total assets	50,541,925	51,583,811	148,455,771
Liabilities
Cash overdraft	—	18,889	—
Payables:
Dividends	110,827	155,819	328,883
Investments purchased	1,250,767	370,844	1,046,142
Shares redeemed	55,096	7,548	8,592
Accrued expenses:
Management fees	8,140	14,527	71,971
12b-1 distribution and service fees	3,922	1,183	6,453
Other	36,089	40,740	55,144
Total liabilities	1,464,841	609,550	1,517,185
Net assets	$49,077,084	$50,974,261	$146,938,586
Class A Shares
Net assets	$11,975,775	$1,607,615	$33,369,940
Shares outstanding	1,143,406	152,688	3,230,021
Net asset value per share	$10.47	$10.53	$10.33
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20% and 3.00%, respectively, of offering price)	$10.93	$10.99	$10.65
Class C Shares
Net assets	$788,804	N/A	$1,826,223
Shares outstanding	75,291	N/A	177,097
Net asset value and offering price per share	$10.48	N/A	$10.31
Class C1 Shares
Net assets	$3,944,318	$1,722,074	N/A
Shares outstanding	379,975	165,950	N/A
Net asset value and offering price per share	$10.38	$10.38	N/A
Class I Shares
Net assets	$32,368,187	$47,644,572	$111,742,423
Shares outstanding	3,093,170	4,527,939	10,818,018
Net asset value and offering price per share	$10.46	$10.52	$10.33
Net assets consist of:
Capital paid-in	$47,773,334	$49,904,686	$137,880,979
Undistributed (Over-distribution of) net investment income	71,184	50,921	278,013
Accumulated net realized gain (loss)	(578,879)	(956,977)	(415,253)
Net unrealized appreciation (depreciation)	1,811,445	1,975,631	9,194,847
Net assets	$49,077,084	$50,974,261	$146,938,586
Authorized shares	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001
N/A	– Ohio Tax Free does not offer Class C Shares. Oregon Intermediate does not offer Class C1 Shares.

See accompanying notes to financial statements.

74	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended November 30, 2011

	Colorado Tax Free	Minnesota Intermediate	Minnesota	Missouri Tax Free
Investment Income	$1,405,691	$5,111,572	$4,104,595	$4,089,620
Expenses
Management fees	180,714	641,159	438,946	529,568
12b-1 service fees – Class A	11,325	28,684	85,434	23,525
12b-1 distribution and service fees – Class C	N/A	4,073	3,967	N/A
12b-1 distribution and service fees – Class C1	8,083	20,159	71,015	5,492
Shareholders’ servicing agent fees and expenses	11,660	28,448	35,615	17,122
Custodian’s fees and expenses	20,205	40,762	22,183	26,599
Directors’ fees and expenses	735	3,186	2,170	2,200
Professional fees	7,955	8,026	7,991	8,000
Shareholders’ reports – printing and mailing expenses	8,025	15,747	32,213	9,309
Federal and state registration fees	960	3,918	7,114	3,165
Other expenses	10,780	12,107	13,652	11,344
Total expenses before expense reimbursement	260,442	806,269	720,300	636,324
Expense reimbursement	(55,706)	(7,710)	(20,526)	(40,394)
Net expenses	204,736	798,559	699,774	595,930
Net investment income (loss)	1,200,955	4,313,013	3,404,821	3,493,690
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	37,426	312,164	1,006,567	377,219
Change in net unrealized appreciation (depreciation) of investments	1,334,259	3,638,154	4,490,994	3,301,087
Net realized and unrealized gain (loss)	1,371,685	3,950,318	5,497,561	3,678,306
Net increase (decrease) in net assets from operations	$2,572,640	$8,263,331	$8,902,382	$7,171,996

N/A	– Colorado Tax Free and Missouri Tax Free do not offer Class C Shares.

See accompanying notes to financial statements.

Nuveen Investments	75

Statement of Operations (Unaudited) (continued)

Six Months Ended November 30, 2011

	Nebraska	Ohio Tax Free	Oregon Intermediate
Investment Income	$1,166,019	$1,199,221	$3,099,789
Expenses
Management fees	121,768	166,667	403,087
12b-1 service fees – Class A	7,866	1,654	32,204
12b-1 distribution and service fees – Class C	1,988	N/A	4,697
12b-1 distribution and service fees – Class C1	12,863	5,557	N/A
Shareholders’ servicing agent fees and expenses	13,132	10,660	14,507
Custodian’s fees and expenses	13,049	14,217	25,681
Directors’ fees and expenses	599	688	1,967
Professional fees	7,948	7,936	7,985
Shareholders’ reports – printing and mailing expenses	7,182	3,835	8,732
Federal and state registration fees	4,298	805	3,959
Other expenses	9,772	9,248	11,847
Total expenses before expense reimbursement	200,465	221,267	514,666
Expense reimbursement	(29,757)	(43,082)	(103)
Net expenses	170,708	178,185	514,563
Net investment income (loss)	995,311	1,021,036	2,585,226
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	28,507	44,335	(105,074)
Change in net unrealized appreciation (depreciation) of investments	717,866	945,384	2,265,885
Net realized and unrealized gain (loss)	746,373	989,719	2,160,811
Net increase (decrease) in net assets from operations	$1,741,684	$2,010,755	$4,746,037
N/A	– Ohio Tax Free does not offer Class C Shares. Oregon Intermediate does not offer Class C1 Shares.

See accompanying notes to financial statements.

76	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Colorado Tax Free			Minnesota Intermediate
	Six Months Ended 11/30/11	Eleven Months Ended 5/31/11	Year Ended 6/30/10	Six Months Ended 11/30/11	Eleven Months Ended 5/31/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$1,200,955	$2,508,895	$2,847,305	$4,313,013	$7,915,953	$7,878,622
Net realized gain (loss) from:
Investments	37,426	214,348	1,079,567	312,164	91,567	41,859
Futures contracts	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of Investments	1,334,259	(442,475)	2,902,751	3,638,154	887,720	9,395,360
Net increase (decrease) in net assets from operations	2,572,640	2,280,768	6,829,623	8,263,331	8,895,240	17,315,841
Distributions to Shareholders
From net investment income:
Class A	(232,278)	(424,572)	(470,209)	(657,853)	(1,184,499)	(1,021,562)
Class C (1)	N/A	N/A	N/A	(14,902)	(2,635)	—
Class C1(2)	(45,376)	(94,790)	(118,305)	(91,307)	(156,046)	(37,773)
Class I	(892,887)	(1,896,905)	(2,237,240)	(3,388,371)	(6,253,126)	(6,807,179)
From accumulated net realized gains:
Class A	—	(99,291)	(101,255)	—	—	(13,581)
Class C(1)	N/A	N/A	N/A	—	—	—
Class C1(2)	—	(24,196)	(26,983)	—	—	(427)
Class I	—	(432,030)	(454,670)	—	—	(90,474)
Decrease in net assets from distributions to shareholders	(1,170,541)	(2,971,784)	(3,408,662)	(4,152,433)	(7,596,306)	(7,970,996)
Fund Share Transactions
Proceeds from sale of shares	3,004,097	14,622,140	11,521,656	17,392,958	52,792,857	63,338,798
Proceeds from shares issued to shareholders due to reinvestment of distributions	283,586	692,431	742,897	752,780	1,206,532	963,813
	3,287,683	15,314,571	12,264,553	18,145,738	53,999,389	64,302,611
Cost of shares redeemed	(5,149,291)	(22,396,813)	(17,958,270)	(22,376,658)	(52,107,519)	(36,741,985)
Net increase (decrease) in net assets from Fund share transactions	(1,861,608)	(7,082,242)	(5,693,717)	(4,230,920)	1,891,870	27,560,626
Net increase (decrease) in net assets	(459,509)	(7,773,258)	(2,272,756)	(120,022)	3,190,804	36,905,471
Net assets at the beginning of period	55,453,598	63,226,856	65,499,612	235,555,634	232,364,830	195,459,359
Net assets at the end of period	$54,994,089	$55,453,598	$63,226,856	$235,435,612	$235,555,634	$232,364,830
Undistributed (Over-distribution of) net investment income at the end of period	$96,705	$66,291	$(25,990)	$410,894	$250,314	$(69,333)

N/A –	Colorado Tax Free does not offer Class C Shares.
(1)	Minnesota Intermediate did not offer Nuveen Class C Shares prior to January 18, 2011.
(2)	Effective January 18, 2011, Class C Shares previously offered by FAF Advisors, Inc. were renamed Class C1 Shares.

See accompanying notes to financial statements.

Nuveen Investments	77

Statement of Changes in Net Assets (Unaudited) (continued)

	Minnesota			Missouri Tax Free
	Six Months Ended 11/30/11	Eleven Months Ended 5/31/11	Year Ended 6/30/10	Six Months Ended 11/30/11	Eleven Months Ended 5/31/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$3,404,821	$5,924,409	$6,285,717	$3,493,690	$6,284,966	$6,421,820
Net realized gain (loss) from:
Investments	1,006,567	(720,786)	1,108,056	377,219	316,672	835,191
Futures contracts	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of Investments	4,490,994	(727,337)	12,393,582	3,301,087	(45,718)	7,851,678
Net increase (decrease) in net assets from operations	8,902,382	4,476,286	19,787,355	7,171,996	6,555,920	15,108,689
Distributions to Shareholders
From net investment income:
Class A	(1,680,639)	(2,869,927)	(3,518,314)	(461,459)	(867,551)	(950,889)
Class C(1)	(17,457)	(3,180)	—	N/A	N/A	N/A
Class C1(2)	(375,447)	(718,863)	(817,765)	(29,410)	(55,790)	(41,697)
Class I	(1,063,394)	(1,771,724)	(1,956,264)	(2,872,174)	(5,095,190)	(5,466,125)
From accumulated net realized gains:
Class A	—	—	(5,531)	—	(40,484)	(168,445)
Class C(1)	—	—	—	N/A	N/A	N/A
Class C1(2)	—	—	(1,460)	—	(3,205)	(7,629)
Class I	—	—	(3,026)	—	(220,959)	(918,622)
Decrease in net assets from distributions to shareholders	(3,136,937)	(5,363,694)	(6,302,360)	(3,363,043)	(6,283,179)	(7,553,407)
Fund Share Transactions
Proceeds from sale of shares	10,878,963	22,307,582	35,123,786	13,281,116	28,086,524	46,370,998
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,537,736	2,399,450	2,892,852	381,608	705,448	942,422
	12,416,699	24,707,032	38,016,638	13,662,724	28,791,972	47,313,420
Cost of shares redeemed	(13,962,656)	(36,046,529)	(29,968,334)	(9,515,354)	(32,374,837)	(35,381,363)
Net increase (decrease) in net assets from Fund share transactions	(1,545,957)	(11,339,497)	8,048,304	4,147,370	(3,582,865)	11,932,057
Net increase (decrease) in net assets	4,219,488	(12,226,905)	21,533,299	7,956,323	(3,310,124)	19,487,339
Net assets at the beginning of period	159,106,533	171,333,438	149,800,139	159,222,189	162,532,313	143,044,974
Net assets at the end of period	$163,326,021	$159,106,533	$171,333,438	$167,178,512	$159,222,189	$162,532,313
Undistributed (Over-distribution of) net investment income at the end of period	$852,413	$584,529	$23,814	$331,738	$201,091	$(65,344)

N/A –	Missouri Tax Free does not offer Class C Shares.
(1)	Minnesota did not offer Nuveen Class C Shares prior to January 18, 2011.
(2)	Effective January 18, 2011, Class C Shares previously offered by FAF Advisors, Inc. were renamed Class C1 Shares.

See accompanying notes to financial statements.

78	Nuveen Investments

	Nebraska			Ohio Tax Free
	Six Months Ended 11/30/11	Eleven Months Ended 5/31/11	Year Ended 6/30/10	Six Months Ended 11/30/11	Eleven Months Ended 5/31/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$995,311	$1,647,958	$1,738,802	$1,021,036	$2,218,013	$2,189,999
Net realized gain (loss) from:
Investments	28,507	30,849	(18,952)	44,335	(448,375)	18,433
Futures contracts	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of Investments	717,866	(323,461)	2,000,011	945,384	(778,647)	2,508,471
Net increase (decrease) in net assets from operations	1,741,684	1,355,346	3,719,861	2,010,755	990,991	4,716,903
Distributions to Shareholders
From net investment income:
Class A	(159,411)	(256,762)	(243,849)	(31,699)	(65,971)	(53,301)
Class C(1)	(9,162)	(2,455)	—	N/A	N/A	N/A
Class C1(2)	(72,009)	(150,008)	(122,821)	(28,795)	(50,047)	(22,789)
Class I	(682,936)	(1,261,970)	(1,332,846)	(959,430)	(2,085,509)	(2,062,824)
From accumulated net realized gains:
Class A	—	—	—	—	—	—
Class C(1)	—	—	—	N/A	N/A	N/A
Class C1(2)	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(923,518)	(1,671,195)	(1,699,516)	(1,019,924)	(2,201,527)	(2,138,914)
Fund Share Transactions
Proceeds from sale of shares	6,641,215	6,583,881	7,353,135	2,323,859	9,606,078	20,563,139
Proceeds from shares issued to shareholders due to reinvestment of distributions	277,360	434,974	361,334	74,808	173,517	246,501
	6,918,575	7,018,855	7,714,469	2,398,667	9,779,595	20,809,640
Cost of shares redeemed	(1,750,162)	(5,883,757)	(6,584,883)	(2,906,937)	(20,850,893)	(6,843,785)
Net increase (decrease) in net assets from Fund share transactions	5,168,413	1,135,098	1,129,586	(508,270)	(11,071,298)	13,965,855
Net increase (decrease) in net assets	5,986,579	819,249	3,149,931	482,561	(12,281,834)	16,543,844
Net assets at the beginning of period	43,090,505	42,271,256	39,121,325	50,491,700	62,773,534	46,229,690
Net assets at the end of period	$49,077,084	$43,090,505	$42,271,256	$50,974,261	$50,491,700	$62,773,534
Undistributed (Over-distribution of) net investment income at the end of period	$71,184	$(609)	$22,628	$50,921	$49,809	$33,323

N/A –	Ohio Tax Free does not offer Class C Shares.
(1)	Nebraska did not offer Nuveen Class C Shares prior to January 18, 2011.
(2)	Effective January 18, 2011, Class C Shares previously offered by FAF Advisors, Inc. were renamed Class C1 Shares.

See accompanying notes to financial statements.

Nuveen Investments	79

Statement of Changes in Net Assets (Unaudited) (continued)

	Oregon Intermediate
	Six Months Ended 11/30/11	Eleven Months Ended 5/31/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$2,585,226	$4,805,669	$5,287,402
Net realized gain (loss) from:
Investments	(105,074)	191,648	527,715
Futures contracts	—	—	(111,180)
Change in net unrealized appreciation (depreciation) of Investments	2,265,885	259,224	4,378,981
Net increase (decrease) in net assets from operations	4,746,037	5,256,541	10,082,918
Distributions to Shareholders
From net investment income:
Class A	(511,667)	(939,800)	(718,686)
Class C (1)	(15,840)	(4,354)	—
Class C1	N/A	N/A	N/A
Class I	(1,910,876)	(3,701,690)	(4,595,782)
From accumulated net realized gains:
Class A	—	—	—
Class C (1)	—	—	—
Class C1	N/A	N/A	N/A
Class I	—	—	—
Decrease in net assets from distributions to shareholders	(2,438,383)	(4,645,844)	(5,314,468)
Fund Share Transactions
Proceeds from sale of shares	13,521,334	33,675,906	66,046,028
Proceeds from shares issued to shareholders due to reinvestment of distributions	505,149	871,374	644,489
	14,026,483	34,547,280	66,690,517
Cost of shares redeemed	(15,253,392)	(54,159,395)	(37,521,557)
Net increase (decrease) in net assets from Fund share transactions	(1,226,909)	(19,612,115)	29,168,960
Net increase (decrease) in net assets	1,080,745	(19,001,418)	33,937,410
Net assets at the beginning of period	145,857,841	164,859,259	130,921,849
Net assets at the end of period	$146,938,586	$145,857,841	$164,859,259
Undistributed (Over-distribution of) net investment income at the end of period	$278,013	$131,170	$(28,654)

N/A –	Oregon Intermediate does not offer Class C1 Shares.
(1)	Oregon Intermediate did not offer Nuveen Class C Shares prior to January 18, 2011.

See accompanying notes to financial statements.

80	Nuveen Investments

Financial Highlights

Nuveen Investments	81

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

COLORADO TAX FREE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (2/00)
Year Ended 5/31
2012(e)	$10.04	$.21	$.25	$.46	$(.21)	$—	$(.21)	$10.29	4.61%
2011(f)	10.12	.39	—	.39	(.38)	(.09)	(.47)	10.04	3.93
Year Ended 6/30
2010	9.60	.43	.60	1.03	(.42)	(.09)	(.51)	10.12	10.91
2009	10.28	.41	(.56)	(.15)	(.45)	(.08)	(.53)	9.60	(1.20)
2008	10.61	.48	(.33)	.15	(.45)	(.03)	(.48)	10.28	1.52
2007	10.73	.46	(.02)	.44	(.48)	(.08)	(.56)	10.61	4.13
2006(g)	11.30	.35	(.26)	.09	(.34)	(.32)	(.66)	10.73	.77
Year Ended 9/30
2005	11.52	.49	(.11)	.38	(.51)	(.09)	(.60)	11.30	3.36
Class C1 (2/00)(h)
Year Ended 5/31
2012(e)	10.01	.19	.25	.44	(.19)	—	(.19)	10.26	4.38
2011(f)	10.09	.35	—	.35	(.34)	(.09)	(.43)	10.01	3.53
Year Ended 6/30
2010	9.57	.38	.61	.99	(.38)	(.09)	(.47)	10.09	10.51
2009	10.26	.41	(.61)	(.20)	(.41)	(.08)	(.49)	9.57	(1.70)
2008	10.59	.42	(.31)	.11	(.41)	(.03)	(.44)	10.26	1.12
2007	10.71	.42	(.02)	.40	(.44)	(.08)	(.52)	10.59	3.72
2006(g)	11.28	.32	(.27)	.05	(.30)	(.32)	(.62)	10.71	.47
Year Ended 9/30
2005	11.50	.43	(.10)	.33	(.46)	(.09)	(.55)	11.28	2.95
Class I (2/00)(h)
Year Ended 5/31
2012(e)	10.07	.23	.24	.47	(.22)	—	(.22)	10.32	4.69
2011(f)	10.14	.41	.01	.42	(.40)	(.09)	(.49)	10.07	4.24
Year Ended 6/30
2010	9.62	.45	.61	1.06	(.45)	(.09)	(.54)	10.14	11.16
2009	10.29	.44	(.58)	(.14)	(.45)	(.08)	(.53)	9.62	(.85)
2008	10.63	.49	(.32)	.17	(.48)	(.03)	(.51)	10.29	1.67
2007	10.75	.50	(.03)	.47	(.51)	(.08)	(.59)	10.63	4.39
2006(g)	11.32	.37	(.26)	.11	(.36)	(.32)	(.68)	10.75	.96
Year Ended 9/30
2005	11.53	.51	(.09)	.42	(.54)	(.09)	(.63)	11.32	3.70

82	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$11,399	1.07	%*	3.99	%*	.87	%*	4.19	%*	5%
10,812	1.14	*	3.84	*	.72	*	4.27	*	20

10,811	1.29		3.69		.75		4.23		25
11,088	1.45		3.88		.75		4.58		41
5,815	1.80		3.35		.75		4.40		49
8,788	1.75		3.27		.75		4.27		47
8,507	1.52	*	3.53	*	.75	*	4.30	*	35

8,362	1.18		3.80		.75		4.23		30

2,472	1.52	*	3.54	*	1.32	*	3.74	*	5
2,481	1.58	*	3.38	*	1.14	*	3.82	*	20

3,172	1.69		3.29		1.15		3.83		25
2,891	1.85		3.49		1.15		4.19		41
2,859	2.20		2.93		1.15		3.98		49
2,888	2.24		2.78		1.15		3.87		47
3,007	2.27	*	2.78	*	1.15	*	3.90	*	35

3,423	1.93		3.05		1.15		3.83		30

41,123	.87	*	4.19	*	.67	*	4.39	*	5
42,161	.92	*	4.04	*	.49	*	4.47	*	20

49,244	1.04		3.94		.50		4.48		25
51,521	1.20		4.11		.50		4.81		41
15,889	1.55		3.58		.50		4.63		49
13,477	1.50		3.51		.50		4.51		47
10,181	1.27	*	3.81	*	.50	*	4.58	*	35

8,363	.93		4.05		.50		4.48		30

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended November 30, 2011.
(f)	For the eleven months ended May 31, 2011.
(g)	For the nine months ended June 30, 2006.
(h)	Effective January 18, 2011, Class C Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class C1 Shares and Class I Shares, respectively.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MINNESOTA INTERMEDIATE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (2/94)
Year Ended 5/31
2012(e)	$10.20	$.18	$.18	$.36	$(.18)	$—	$(.18)	$10.38	3.51%
2011(f)	10.12	.33	.07	.40	(.32)	—	(.32)	10.20	4.00
Year Ended 6/30
2010	9.67	.36	.46	.82	(.36)	(.01)	(.37)	10.12	8.51
2009	9.75	.38	(.05)	.33	(.38)	(.03)	(.41)	9.67	3.53
2008	9.83	.39	(.05)	.34	(.39)	(.03)	(.42)	9.75	3.53
2007	9.88	.39	(.01)	.38	(.38)	(.05)	(.43)	9.83	3.87
2006(i)	10.16	.29	(.22)	.07	(.29)	(.06)	(.35)	9.88	.74
Year Ended 9/30
2005	10.34	.39	(.15)	.24	(.39)	(.03)	(.42)	10.16	2.33
Class C (1/11)
Year Ended 5/31
2012(e)	10.14	.15	.17	.32	(.14)	—	(.14)	10.32	3.20
2011(g)	9.77	.11	.36	.47	(.10)	—	(.10)	10.14	4.88
Class C1 (10/09)(j)
Year Ended 5/31
2012(e)	10.22	.16	.16	.32	(.15)	—	(.15)	10.39	3.17
2011(f)	10.14	.28	.07	.35	(.27)	—	(.27)	10.22	3.46
Year Ended 6/30
2010(h)	9.94	.21	.20	.41	(.20)	(.01)	(.21)	10.14	4.15
Class I (2/94)(j)
Year Ended 5/31
2012(e)	10.13	.19	.17	.36	(.18)	—	(.18)	10.31	3.60
2011(f)	10.06	.34	.06	.40	(.33)	—	(.33)	10.13	4.00
Year Ended 6/30
2010	9.62	.36	.45	.81	(.36)	(.01)	(.37)	10.06	8.50
2009	9.69	.39	(.04)	.35	(.39)	(.03)	(.42)	9.62	3.71
2008	9.78	.39	(.05)	.34	(.40)	(.03)	(.43)	9.69	3.51
2007	9.83	.40	—	.40	(.40)	(.05)	(.45)	9.78	4.05
2006(i)	10.11	.30	(.22)	.08	(.30)	(.06)	(.36)	9.83	.85
Year Ended 9/30
2005	10.29	.40	(.15)	.25	(.40)	(.03)	(.43)	10.11	2.50

84	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$39,542	.79	%*	3.53	%*	.75	%*	3.57	%*	5%
37,175	.92	*	3.40	*	.74	*	3.60	*	12

34,957	1.08		3.28		.75		3.61		9
23,019	1.07		3.68		.75		4.00		18
22,059	1.07		3.65		.77		3.95		15
21,153	1.07		3.64		.85		3.86		18
26,526	1.08	*	3.62	*	.85	*	3.85	*	11

32,326	1.06		3.57		.85		3.78		15

1,962	1.39	*	2.90	*	1.39	*	2.90	*	5
623	1.41	*	3.10	*	1.37	*	3.14	*	12

5,989	1.29	*	3.03	*	1.29	*	3.03	*	5
6,242	1.37	*	2.99	*	1.31	*	3.05	*	12

3,965	1.48	*	2.87	*	1.35	*	3.00	*	9

187,943	.64	*	3.68	*	.64	*	3.68	*	5
191,516	.72	*	3.60	*	.66	*	3.67	*	12

193,443	.83		3.53		.70		3.66		9
172,440	.82		3.92		.70		4.04		18
175,681	.82		3.90		.70		4.02		15
168,920	.82		3.89		.70		4.01		18
175,485	.83	*	3.87	*	.70	*	4.00	*	11

197,251	.81		3.82		.70		3.93		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended November 30, 2011.
(f)	For the eleven months ended May 31, 2011.
(g)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(h)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(i)	For the nine months ended June 30, 2006.
(j)	Effective January 18, 2011, Class C Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class C1 Shares and Class I Shares, respectively.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MINNESOTA MUNICIPAL
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (7/88)
Year Ended 5/31
2012(e)	$10.83	$.24	$.38	$.62	$(.22)	$—	$(.22)	$11.23	5.73%
2011(f)	10.87	.39	(.08)	.31	(.35)	—	(.35)	10.83	2.94
Year Ended 6/30
2010	9.98	.41	.89	1.30	(.41)	—	(.41)	10.87	13.19
2009	10.48	.43	(.44)	(.01)	(.43)	(.06)	(.49)	9.98	.07
2008	10.93	.44	(.38)	.06	(.45)	(.06)	(.51)	10.48	.54
2007	10.97	.46	(.02)	.44	(.45)	(.03)	(.48)	10.93	4.05
2006(h)	11.21	.35	(.21)	.14	(.35)	(.03)	(.38)	10.97	1.28
Year Ended 9/30
2005	11.23	.45	.03	.48	(.45)	(.05)	(.50)	11.21	4.42
Class C (1/11)
Year Ended 5/31
2012(e)	10.82	.20	.39	.59	(.18)	—	(.18)	11.23	5.52
2011(g)	10.23	.15	.56	.71	(.12)	—	(.12)	10.82	6.99
Class C1 (2/99)(i)
Year Ended 5/31
2012(e)	10.78	.21	.38	.59	(.19)	—	(.19)	11.18	5.50
2011(f)	10.82	.34	(.08)	.26	(.30)	—	(.30)	10.78	2.48
Year Ended 6/30
2010	9.94	.36	.88	1.24	(.36)	—	(.36)	10.82	12.58
2009	10.44	.38	(.44)	(.06)	(.38)	(.06)	(.44)	9.94	(.42)
2008	10.89	.40	(.39)	.01	(.40)	(.06)	(.46)	10.44	.06
2007	10.93	.42	(.02)	.40	(.41)	(.03)	(.44)	10.89	3.65
2006(h)	11.17	.31	(.20)	.11	(.32)	(.03)	(.35)	10.93	.98
Year Ended 9/30
2005	11.19	.41	.03	.44	(.41)	(.05)	(.46)	11.17	4.02
Class I (8/97)(i)
Year Ended 5/31
2012(e)	10.82	.24	.38	.62	(.23)	—	(.23)	11.21	5.73
2011(f)	10.86	.41	(.08)	.33	(.37)	—	(.37)	10.82	3.09
Year Ended 6/30
2010	9.97	.42	.90	1.32	(.43)	—	(.43)	10.86	13.37
2009	10.47	.44	(.44)	—	(.44)	(.06)	(.50)	9.97	.23
2008	10.92	.46	(.38)	.08	(.47)	(.06)	(.53)	10.47	.71
2007	10.96	.48	(.01)	.47	(.48)	(.03)	(.51)	10.92	4.31
2006(h)	11.20	.36	(.20)	.16	(.37)	(.03)	(.40)	10.96	1.47
Year Ended 9/30
2005	11.22	.48	.03	.51	(.48)	(.05)	(.53)	11.20	4.69

86	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest ment Income (Loss)		Expenses		Net Invest ment Income (Loss)		Portfolio Turnover Rate

$86,582	.89	%*	4.20	%*	.85	%*	4.25	%*	13%
85,183	1.00	*	3.77	*	.85	*	3.94	*	25

91,922	1.11		3.60		.85		3.86		34
87,218	1.11		4.06		.85		4.32		28
102,089	1.10		3.91		.87		4.14		37
106,732	1.10		3.95		.95		4.10		20
101,142	1.10	*	4.00	*	.95	*	4.15	*	11

106,783	1.06		3.93		.95		4.04		16

1,887	1.46	*	3.58	*	1.45	*	3.57	*	13
618	1.50	*	3.91	*	1.43	*	3.98	*	25

21,340	1.35	*	3.75	*	1.35	*	3.76	*	13
22,190	1.43	*	3.33	*	1.33	*	3.43	*	25

26,772	1.51		3.19		1.35		3.35		34
20,489	1.51		3.66		1.35		3.82		28
20,061	1.50		3.48		1.35		3.63		37
14,221	1.58		3.46		1.35		3.69		20
10,359	1.85	*	3.25	*	1.35	*	3.75	*	11

9,841	1.81		3.18		1.35		3.64		16

53,518	.70	*	4.40	*	.70	*	4.40	*	13
51,116	.77	*	4.01	*	.68	*	4.11	*	25

52,639	.86		3.84		.70		4.00		34
42,093	.86		4.31		.70		4.47		28
44,993	.85		4.17		.70		4.32		37
56,181	.85		4.20		.70		4.35		20
48,760	.85	*	4.25	*	.70	*	4.40	*	11

46,471	.81		4.18		.70		4.29		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended November 30, 2011.
(f)	For the eleven months ended May 31, 2011.
(g)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(h)	For the nine months ended June 30, 2006.
(i)	Effective January 18, 2011, Class C Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class C1 Shares and Class I Shares, respectively.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MISSOURI TAX FREE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/90)
Year Ended 5/31
2012(e)	$11.72	$.25	$.26	$.51	$(.23)	$—	$(.23)	$12.00	4.41%
2011(f)	11.68	.44	.04	.48	(.42)	(.02)	(.44)	11.72	4.18
Year Ended 6/30
2010	11.11	.48	.66	1.14	(.48)	(.09)	(.57)	11.68	10.41
2009	11.40	.47	(.26)	.21	(.47)	(.03)	(.50)	11.11	2.01
2008	11.72	.46	(.29)	.17	(.46)	(.03)	(.49)	11.40	1.44
2007	11.76	.45	.05	.50	(.45)	(.09)	(.54)	11.72	4.23
2006(g)	12.14	.34	(.29)	.05	(.34)	(.09)	(.43)	11.76	.38
Year Ended 9/30
2005	12.32	.45	(.12)	.33	(.45)	(.06)	(.51)	12.14	2.74
Class C1 (9/01)(h)
Year Ended 5/31
2012(e)	11.69	.22	.26	.48	(.21)	—	(.21)	11.96	4.10
2011(f)	11.65	.38	.05	.43	(.37)	(.02)	(.39)	11.69	3.72
Year Ended 6/30
2010	11.08	.43	.66	1.09	(.43)	(.09)	(.52)	11.65	9.90
2009	11.36	.43	(.25)	.18	(.43)	(.03)	(.46)	11.08	1.70
2008	11.69	.41	(.30)	.11	(.41)	(.03)	(.44)	11.36	.95
2007	11.73	.41	.04	.45	(.40)	(.09)	(.49)	11.69	3.84
2006(g)	12.12	.30	(.30)	—	(.30)	(.09)	(.39)	11.73	—
Year Ended 9/30
2005	12.29	.40	(.11)	.29	(.40)	(.06)	(.46)	12.12	2.42
Class I (7/88)(h)
Year Ended 5/31
2012(e)	11.72	.26	.27	.53	(.25)	—	(.25)	12.00	4.52
2011(f)	11.69	.45	.04	.49	(.44)	(.02)	(.46)	11.72	4.25
Year Ended 6/30
2010	11.12	.50	.66	1.16	(.50)	(.09)	(.59)	11.69	10.57
2009	11.40	.49	(.24)	.25	(.50)	(.03)	(.53)	11.12	2.36
2008	11.73	.48	(.30)	.18	(.48)	(.03)	(.51)	11.40	1.60
2007	11.76	.48	.06	.54	(.48)	(.09)	(.57)	11.73	4.58
2006(g)	12.15	.36	(.30)	.06	(.36)	(.09)	(.45)	11.76	.49
Year Ended 9/30
2005	12.32	.48	(.11)	.37	(.48)	(.06)	(.54)	12.15	3.08

88	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$23,804	.94	%*	4.03	%*	.85	%*	4.13	%*	10%
22,951	1.03	%*	3.92	%*	.84	%*	4.11	%*	10

23,830	1.12		3.87		.85		4.14		15
22,766	1.12		4.08		.95		4.25		17
23,135	1.10		3.77		.95		3.92		20
24,945	1.10		3.63		.95		3.78		33
26,972	1.09	*	3.60	*	.95	*	3.74	*	20

30,188	1.06		3.54		.95		3.65		19

1,707	1.39	*	3.58	*	1.35	*	3.63	*	10
1,661	1.45	*	3.51	*	1.34	*	3.62	*	10

1,653	1.52		3.45		1.35		3.62		15
757	1.52		3.68		1.35		3.85		17
406	1.50		3.38		1.35		3.53		20
518	1.57		3.13		1.35		3.35		33
214	1.84	*	2.85	*	1.35	*	3.34	*	20

190	1.81		2.79		1.35		3.25		19

141,668	.74	*	4.23	*	.70	*	4.28	*	10
134,610	.80	*	4.16	*	.69	*	4.27	*	10

137,049	.87		4.12		.70		4.29		15
119,522	.87		4.32		.70		4.49		17
137,746	.85		4.02		.70		4.17		20
130,644	.85		3.88		.70		4.03		33
138,394	.84	*	3.85	*	.70	*	3.99	*	20

151,710	.81		3.79		.70		3.90		19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended November 30, 2011.
(f)	For the eleven months ended May 31, 2011.
(g)	For the nine months ended June 30, 2006.
(h)	Effective January 18, 2011, Class C Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class C1 Shares and Class I Shares, respectively.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEBRASKA
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (2/01)
Year Ended 5/31
2012(e)	$10.28	$.23	$.17	$.40	$(.21)	$—	$(.21)	$10.47	4.03%
2011(f)	10.34	.39	(.06)	.33	(.39)	—	(.39)	10.28	3.28
Year Ended 6/30
2010	9.84	.41	.49	.90	(.40)	—	(.40)	10.34	9.26
2009	10.06	.43	(.21)	.22	(.44)	—	(.44)	9.84	2.33
2008	10.30	.42	(.20)	.22	(.41)	(.05)	(.46)	10.06	2.19
2007	10.33	.42	.02	.44	(.42)	(.05)	(.47)	10.30	4.24
2006(h)	10.58	.31	(.24)	.07	(.30)	(.02)	(.32)	10.33	.65
Year Ended 9/30
2005	10.66	.39	(.05)	.34	(.42)	—	(.42)	10.58	3.20
CLASS C (1/11)
Year Ended 5/31
2012(e)	10.28	.20	.18	.38	(.18)	—	(.18)	10.48	3.74
2011(g)	9.86	.14	.42	.56	(.14)	—	(.14)	10.28	5.70
CLASS C1 (2/01)(i)
Year Ended 5/31
2012(e)	10.19	.20	.18	.38	(.19)	—	(.19)	10.38	3.73
2011(f)	10.26	.34	(.06)	.28	(.35)	—	(.35)	10.19	2.80
Year Ended 6/30
2010	9.76	.38	.48	.86	(.36)	—	(.36)	10.26	8.91
2009	9.99	.39	(.22)	.17	(.40)	—	(.40)	9.76	1.84
2008	10.23	.38	(.20)	.18	(.37)	(.05)	(.42)	9.99	1.81
2007	10.26	.37	.02	.39	(.37)	(.05)	(.42)	10.23	3.86
2006(h)	10.50	.27	(.22)	.05	(.27)	(.02)	(.29)	10.26	.46
Year Ended 9/30
2005	10.58	.35	(.06)	.29	(.37)	—	(.37)	10.50	2.81
CLASS I (2/01)(i)
Year Ended 5/31
2012(e)	10.27	.24	.17	.41	(.22)	—	(.22)	10.46	4.13
2011(f)	10.34	.41	(.07)	.34	(.41)	—	(.41)	10.27	3.39
Year Ended 6/30
2010	9.83	.44	.50	.94	(.43)	—	(.43)	10.34	9.65
2009	10.06	.45	(.22)	.23	(.46)	—	(.46)	9.83	2.48
2008	10.30	.44	(.19)	.25	(.44)	(.05)	(.49)	10.06	2.45
2007	10.33	.44	.02	.46	(.44)	(.05)	(.49)	10.30	4.51
2006(h)	10.58	.32	(.23)	.09	(.32)	(.02)	(.34)	10.33	.85
Year Ended 9/30
2005	10.66	.43	(.07)	.36	(.44)	—	(.44)	10.58	3.45

90	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$11,976	1.00	%*	4.23	%*	.87	%*	4.36	%*	16%
7,099	1.21	*	3.62	*	.72	*	4.11	*	21

6,333	1.46		3.30		.75		4.01		18
5,847	1.50		3.66		.75		4.41		34
5,689	1.47		3.34		.75		4.06		22
7,091	1.44		3.28		.75		3.97		39
6,910	1.30	*	3.34	*	.75	*	3.89	*	35

7,136	1.12		3.41		.75		3.78		21

789	1.57	*	3.67	*	1.42	*	3.81	*	16
321	1.60	*	3.37	*	1.24	*	3.73	*	21

3,944	1.45	*	3.78	*	1.32	*	3.92	*	16
4,201	1.64	*	3.19	*	1.14	*	3.69	*	21

4,181	1.86		2.91		1.15		3.62		18
2,585	1.90		3.27		1.15		4.02		34
1,798	1.87		2.93		1.15		3.65		22
1,559	1.92		2.79		1.15		3.56		39
1,487	2.05	*	2.59	*	1.15	*	3.49	*	35

1,565	1.87		2.66		1.15		3.38		21

32,368	.80	*	4.44	*	.67	*	4.57	*	16
31,470	.99	*	3.83	*	.49	*	4.34	*	21

31,757	1.21		3.55		.50		4.26		18
30,689	1.25		3.92		.50		4.67		34
29,533	1.22		3.59		.50		4.31		22
32,502	1.19		3.53		.50		4.22		39
31,347	1.05	*	3.59	*	.50	*	4.14	*	35

32,418	.87		3.66		.50		4.03		21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended November 30, 2011.
(f)	For the eleven months ended May 31, 2011.
(g)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(h)	For the nine months ended June 30, 2006.
(i)	Effective January 18, 2011, Class C Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class C1 Shares and Class I Shares, respectively.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

OHIO TAX FREE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (4/02)
Year Ended 5/31
2012(e)	$10.33	$.20	$.20	$.40	$(.20)	$—	$(.20)	$10.53	3.91%
2011(f)	10.42	.37	(.10)	.27	(.36)	—	(.36)	10.33	2.69
Year Ended 6/30
2010	9.90	.38	.51	.89	(.37)	—	(.37)	10.42	9.12
2009	10.02	.40	(.12)	.28	(.40)	—	(.40)	9.90	2.99
2008	10.20	.39	(.15)	.24	(.39)	(.03)	(.42)	10.02	2.38
2007	10.17	.38	.05	.43	(.38)	(.02)	(.40)	10.20	4.28
2006(g)	10.42	.29	(.25)	.04	(.28)	(.01)	(.29)	10.17	.40
Year Ended 9/30
2005	10.52	.36	(.06)	.30	(.36)	(.04)	(.40)	10.42	2.86
Class C1 (4/02)(h)
Year Ended 5/31
2012(e)	10.18	.17	.20	.37	(.17)	—	(.17)	10.38	3.69
2011(f)	10.27	.33	(.10)	.23	(.32)	—	(.32)	10.18	2.31
Year Ended 6/30
2010	9.76	.35	.49	.84	(.33)	—	(.33)	10.27	8.72
2009	9.89	.37	(.13)	.24	(.37)	—	(.37)	9.76	2.52
2008	10.07	.35	(.15)	.20	(.35)	(.03)	(.38)	9.89	2.00
2007	10.05	.33	.05	.38	(.34)	(.02)	(.36)	10.07	3.81
2006(g)	10.32	.25	(.26)	(.01)	(.25)	(.01)	(.26)	10.05	(.08)
Year Ended 9/30
2005	10.41	.32	(.05)	.27	(.32)	(.04)	(.36)	10.32	2.58
Class I (4/02)(h)
Year Ended 5/31
2012(e)	10.32	.21	.20	.41	(.21)	—	(.21)	10.52	4.00
2011(f)	10.42	.39	(.10)	.29	(.39)	—	(.39)	10.32	2.81
Year Ended 6/30
2010	9.90	.41	.51	.92	(.40)	—	(.40)	10.42	9.39
2009	10.01	.42	(.10)	.32	(.43)	—	(.43)	9.90	3.36
2008	10.19	.41	(.15)	.26	(.41)	(.03)	(.44)	10.01	2.63
2007	10.17	.41	.04	.45	(.41)	(.02)	(.43)	10.19	4.44
2006(g)	10.43	.30	(.25)	.05	(.30)	(.01)	(.31)	10.17	.49
Year Ended 9/30
2005	10.53	.38	(.05)	.33	(.39)	(.04)	(.43)	10.43	3.12

92	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$1,608	1.03	%*	3.65	%*	.87	%*	3.81	%*	6%
1,642	1.17	*	3.44	*	.72	*	3.89	*	9

1,899	1.34		3.13		.75		3.72		14
1,048	1.39		3.45		.75		4.09		12
635	1.39		3.17		.75		3.81		12
808	1.41		3.04		.75		3.70		33
841	1.28	*	3.07	*	.75	*	3.60	*	11

988	1.11		3.05		.75		3.41		13

1,722	1.49	*	3.20	*	1.32	*	3.36	*	6
1,681	1.57	*	3.08	*	1.14	*	3.52	*	9

1,347	1.74		2.75		1.15		3.34		14
399	1.79		3.04		1.15		3.68		12
255	1.78		2.76		1.15		3.39		12
187	1.90		2.54		1.15		3.29		33
209	2.03	*	2.34	*	1.15	*	3.22	*	11

174	1.86		2.30		1.15		3.01		13

47,645	.84	*	3.85	*	.67	*	4.01	*	6
47,169	.94	*	3.65	*	.49	*	4.11	*	9

59,528	1.09		3.38		.50		3.97		14
44,783	1.14		3.71		.50		4.35		12
48,510	1.14		3.42		.50		4.06		12
42,223	1.16		3.28		.50		3.94		33
40,606	1.03	*	3.32	*	.50	*	3.85	*	11

41,104	.86		3.30		.50		3.66		13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended November 30, 2011.
(f)	For the eleven months ended May 31, 2011.
(g)	For the nine months ended June 30, 2006.
(h)	Effective January 18, 2011, Class C Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class C1 Shares and Class I Shares, respectively.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

OREGON INTERMEDIATE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (2/99)
Year Ended 5/31
2012(e)	$10.17	$.17	$.15	$.32	$(.16)	$—	$(.16)	$10.33	3.20%
2011(f)	10.11	.29	.05	.34	(.28)	—	(.28)	10.17	3.46
Year Ended 6/30
2010	9.77	.35	.33	.68	(.34)	—	(.34)	10.11	7.05
2009	9.68	.36	.09	.45	(.36)	—	(.36)	9.77	4.77
2008	9.72	.35	(.02)	.33	(.36)	(.01)	(.37)	9.68	3.39
2007	9.78	.37	(.02)	.35	(.37)	(.04)	(.41)	9.72	3.54
2006(h)	10.07	.27	(.25)	.02	(.27)	(.04)	(.31)	9.78	.16
Year Ended 9/30
2005	10.30	.36	(.19)	.17	(.36)	(.04)	(.40)	10.07	1.67
Class C (1/11)
Year Ended 5/31
2012(e)	10.15	.14	.16	.30	(.14)	—	(.14)	10.31	2.97
2011(g)	9.78	.09	.40	.49	(.12)	—	(.12)	10.15	5.04
Class I (8/97)(i)
Year Ended 5/31
2012(e)	10.17	.18	.15	.33	(.17)	—	(.17)	10.33	3.29
2011(f)	10.11	.31	.05	.36	(.30)	—	(.30)	10.17	3.62
Year Ended 6/30
2010	9.77	.35	.35	.70	(.36)	—	(.36)	10.11	7.21
2009	9.68	.37	.10	.47	(.38)	—	(.38)	9.77	4.92
2008	9.72	.37	(.03)	.34	(.37)	(.01)	(.38)	9.68	3.54
2007	9.78	.38	(.02)	.36	(.38)	(.04)	(.42)	9.72	3.70
2006(h)	10.07	.28	(.25)	.03	(.28)	(.04)	(.32)	9.78	.28
Year Ended 9/30
2005	10.30	.38	(.19)	.19	(.38)	(.04)	(.42)	10.07	1.82

94	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$33,370	.85	%*	3.36	%*	.85	%*	3.36	%*	5%
31,399	.97	*	3.04	*	.82	*	3.18	*	12

31,043	1.10		3.12		.85		3.37		19
10,963	1.12		3.43		.85		3.70		19
5,967	1.12		3.37		.85		3.64		15
7,895	1.12		3.44		.85		3.71		43
9,456	1.11	*	3.36	*	.85	*	3.62	*	13

9,356	1.06		3.35		.85		3.56		20

1,826	1.40	*	2.80	*	1.40	*	2.80	*	5
632	1.40	*	2.50	*	1.36	*	2.53	*	12

111,742	.65	*	3.56	*	.65	*	3.56	*	5
113,827	.74	*	3.26	*	.65	*	3.35	*	12

133,816	.85		3.37		.70		3.52		19
119,959	.87		3.67		.70		3.84		19
120,800	.87		3.61		.70		3.78		15
109,357	.87		3.69		.70		3.86		43
111,344	.86	*	3.61	*	.70	*	3.77	*	13

133,613	.81		3.60		.70		3.71		20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended November 30, 2011.
(f)	For the eleven months ended May 31, 2011.
(g)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(h)	For the nine months ended June 30, 2006.
(i)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	95

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Colorado Tax Free Fund (“Colorado Tax Free”), Nuveen Minnesota Intermediate Municipal Bond Fund (“Minnesota Intermediate”), Nuveen Minnesota Municipal Bond Fund (“Minnesota”), Nuveen Missouri Tax Free Fund (“Missouri Tax Free”), Nuveen Nebraska Municipal Bond Fund (“Nebraska”), Nuveen Ohio Tax Free Fund (“Ohio Tax Free”) and Nuveen Oregon Intermediate Municipal Bond Fund (“Oregon Intermediate”), (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The investment objective of each Fund is to provide maximum current income that is exempt from both federal income tax and its respective state income tax to the extent consistent with prudent investment risk.

Under normal market conditions, as a fundamental policy, each Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and its respective state income tax, including the federal and state alternative minimum tax. Each Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal and state, where applicable, alternative minimum tax.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

During the prior fiscal period, the Funds’ Board of Directors approved a change in the Funds’ fiscal and tax year ends from June 30 to May 31.

Fund Reorganizations

The Board of Directors of Colorado Tax Free, Missouri Tax Free and Ohio Tax Free have approved the reorganizations of each Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”) into Nuveen Colorado Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund and Nuveen Ohio Municipal Bond Fund, respectively (each an “Acquiring Fund” and collectively, the “Acquiring Funds”). The reorganizations are subject to approval by the shareholders of each of the Acquired Funds. For the reorganizations, upon shareholder approval, the Acquired Funds will transfer all of their assets and liabilities to their Acquiring Fund in exchange for their Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of the Acquired Funds and the Acquired Funds will be terminated. As a result of the reorganizations, shareholders of each Acquired Fund will become shareholders of their Acquiring Fund. The shareholders of the Acquired Funds will receive their Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of the reorganization.

A special meeting for the shareholders of each Acquired Fund is expected to be held during February 2012, for the purpose of voting on the reorganizations. If the required shareholder approvals are obtained on the meeting date, it is anticipated that each reorganization will be consummated shortly after its special shareholder meeting.

Further information regarding the proposed reorganizations of the Acquired Funds is contained in proxy materials that were sent to those who were shareholders of the Acquired Funds on or about January 17, 2012.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to,

96	Nuveen Investments

restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/ delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2011, Minnesota Intermediate, Minnesota, Missouri, Nebraska and Ohio had outstanding when issued/delayed delivery purchase commitments of $1,080,147, $270,295, $760,804, $1,250,767 and $370,844, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C1 Shares of the Funds (except Oregon Intermediate which does not offer Class C1 Shares) are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment. Class C1 Shares are sold without an up-front sales charge but

Nuveen Investments	97

Notes to Financial Statements (Unaudited) (continued)

incur a .40% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares and Class C1 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the six months ended November 30, 2011, the Funds did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended November 30, 2011, the Funds did not invest in futures contracts.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

98	Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of November 30, 2011:

Colorado Tax Free	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$53,801,625	$—	$53,801,625
Short-Term Investments	423,837	—	—	423,837
Total	$423,837	$53,801,625	$—	$54,225,462

Nuveen Investments	99

Notes to Financial Statements (Unaudited) (continued)

Minnesota Intermediate	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$233,156,946	$—	$233,156,946
Short-Term Investments	1,503,075	—	—	1,503,075
Total	$1,503,075	$233,156,946	$—	$234,660,021

Minnesota	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$159,969,689	$—	$159,969,689
Short-Term Investments	2,076,061	—	—	2,076,061
Total	$2,076,061	$159,969,689	$—	$162,045,750

Missouri Tax Free	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$165,606,934	$—	$165,606,934
Short-Term Investments	722,042	—	—	722,042
Total	$722,042	$165,606,934	$—	$166,328,976

Nebraska	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$45,937,747	$—	$45,937,747
Short-Term Investments	480,382	—	—	480,382
Total	$480,382	$45,937,747	$—	$46,418,129

Ohio Tax Free	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$50,771,074	$—	$50,771,074

Oregon Intermediate	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$143,885,052	$—	$143,885,052
Short-Term Investments	2,291,068	—	—	2,291,068
Total	$2,291,068	$143,885,052	$—	$146,176,120

During the six months ended November 30, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Colorado Tax Free
	Six Months Ended 11/30/11		Eleven Months Ended 5/31/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	76,642	$779,650	304,282	$3,013,311	101,849	$1,017,487
Class C1	705	7,194	11,526	114,624	55,316	554,148
Class I	217,710	2,217,253	1,124,670	11,494,205	988,644	9,950,021
Shares issued to shareholders due to reinvestment of distributions:
Class A	17,106	175,004	39,808	396,329	44,052	442,469
Class C1	3,039	30,999	7,796	77,424	10,377	103,947
Class I	7,566	77,583	21,993	218,678	19,514	196,481
	322,768	3,287,683	1,510,075	15,314,571	1,219,752	12,264,553
Shares redeemed:
Class A	(62,868)	(646,690)	(336,366)	(3,346,613)	(232,388)	(2,325,066)
Class C1	(10,658)	(109,936)	(85,937)	(856,735)	(53,264)	(536,884)
Class I	(428,168)	(4,392,665)	(1,815,274)	(18,193,465)	(1,507,365)	(15,096,320)
	(501,694)	(5,149,291)	(2,267,577)	(22,396,813)	(1,793,017)	(17,958,270)
Net increase (decrease)	(178,926)	$(1,861,608)	(727,502)	$(7,082,242)	(573,265)	$(5,693,717)

100	Nuveen Investments

	Minnesota Intermediate
	Six Months Ended 11/30/11		Eleven Months Ended 5/31/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	441,529	$4,544,583	1,134,480	$11,516,192	1,406,871	$14,085,154
Class C (1)	128,063	1,314,459	61,225	610,012	—	—
Class C1	252	2,605	411,712	4,204,514	424,207	4,277,549
Class I	1,122,699	11,531,311	3,616,746	36,462,139	4,529,540	44,976,095
Shares issued to shareholders due to reinvestment of distributions:
Class A	51,564	532,075	90,375	914,438	75,914	761,342
Class C (1)	1,341	13,776	208	2,099	—	—
Class C1	6,736	69,611	12,102	122,497	3,360	33,923
Class I	13,391	137,318	16,655	167,498	16,946	168,548
	1,765,575	18,145,738	5,343,503	53,999,389	6,456,838	64,302,611
Shares redeemed:
Class A	(328,250)	(3,391,375)	(1,031,872)	(10,363,389)	(409,024)	(4,091,061)
Class C (1)	(602)	(6,145)	—	—	—	—
Class C1	(41,867)	(433,593)	(203,683)	(2,039,624)	(36,628)	(369,617)
Class I	(1,808,674)	(18,545,545)	(3,956,961)	(39,704,506)	(3,247,419)	(32,281,307)
	(2,179,393)	(22,376,658)	(5,192,516)	(52,107,519)	(3,693,071)	(36,741,985)
Net increase (decrease)	(413,818)	$(4,230,920)	150,987	$1,891,870	2,763,767	$27,560,626

	Minnesota
	Six Months Ended 11/30/11		Eleven Months Ended 5/31/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	353,694	$3,954,527	775,664	$8,397,331	1,217,843	$12,952,910
Class C (1)	112,212	1,252,825	56,870	600,797	—	—
Class C1	2,485	27,516	335,534	3,329,111	638,292	6,758,429
Class I	507,515	5,644,095	921,830	9,980,343	1,442,585	15,412,447
Shares issued to shareholders due to reinvestment of distributions:
Class A	106,079	1,180,312	165,258	1,786,868	206,791	2,205,625
Class C (1)	1,327	14,783	241	2,570	—	—
Class C1	26,842	297,207	50,013	538,676	57,493	611,059
Class I	4,094	45,434	6,614	71,336	7,153	76,168
	1,114,248	12,416,699	2,312,024	24,707,032	3,570,157	38,016,638
Shares redeemed:
Class A	(613,582)	(6,825,327)	(1,532,608)	(16,489,035)	(1,707,353)	(18,154,374)
Class C (1)	(2,659)	(29,817)	(8)	(88)	—	—
Class C1	(177,923)	(1,963,531)	(801,638)	(8,182,403)	(283,568)	(3,009,021)
Class I	(464,192)	(5,143,981)	(1,051,582)	(11,375,003)	(823,658)	(8,804,939)
	(1,258,356)	(13,962,656)	(3,385,836)	(36,046,529)	(2,814,579)	(29,968,334)
Net increase (decrease)	(144,108)	$(1,545,957)	(1,073,811)	$(11,339,497)	755,578	$8,048,304
(1)	Class C Shares commenced operations on January 18, 2011.

Nuveen Investments	101

Notes to Financial Statements (Unaudited) (continued)

	Missouri Tax Free
	Six Months Ended 11/30/11		Eleven Months Ended 5/31/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	64,997	$774,541	196,903	$2,318,731	335,393	$3,896,854
Class C1	343	4,084	27,982	333,121	89,385	1,028,633
Class I	1,049,850	12,502,491	2,193,050	25,434,672	3,575,628	41,445,511
Shares issued to shareholders due to reinvestment of distributions:
Class A	21,664	258,544	43,081	501,072	56,287	653,492
Class C1	1,338	15,918	2,964	34,396	2,853	33,103
Class I	8,972	107,146	14,652	169,980	22,007	255,827
	1,147,164	13,662,724	2,478,632	28,791,972	4,081,553	47,313,420
Shares redeemed:
Class A	(61,247)	(732,991)	(321,105)	(3,702,726)	(400,866)	(4,633,297)
Class C1	(1,070)	(12,617)	(30,664)	(349,486)	(18,750)	(211,447)
Class I	(735,231)	(8,769,746)	(2,448,678)	(28,322,625)	(2,624,846)	(30,536,619)
	(797,548)	(9,515,354)	(2,800,447)	(32,374,837)	(3,044,462)	(35,381,363)
Net increase (decrease)	349,616	$4,147,370	(321,815)	$(3,582,865)	1,037,091	$11,932,057

	Nebraska
	Six Months Ended 11/30/11		Eleven Months Ended 5/31/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	467,594	$4,894,386	185,685	$1,921,548	156,322	$1,600,396
Class C (1)	46,014	480,167	31,046	312,000	—	—
Class C1	58	583	72,070	730,404	155,443	1,574,720
Class I	121,640	1,266,079	354,711	3,619,929	405,866	4,178,019
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,112	84,691	14,265	146,355	14,916	153,135
Class C (1)	544	5,684	172	1,752	—	—
Class C1	5,667	58,655	9,310	94,727	7,300	74,443
Class I	12,307	128,330	18,756	192,140	13,015	133,756
	661,936	6,918,575	686,015	7,018,855	752,862	7,714,469
Shares redeemed:
Class A	(22,983)	(239,818)	(121,482)	(1,230,484)	(153,421)	(1,577,109)
Class C (1)	(2,485)	(26,092)	—	—	—	—
Class C1	(37,966)	(389,448)	(76,658)	(768,038)	(20,083)	(203,586)
Class I	(104,998)	(1,094,804)	(380,978)	(3,885,235)	(468,148)	(4,804,188)
	(168,432)	(1,750,162)	(579,118)	(5,883,757)	(641,652)	(6,584,883)
Net increase (decrease)	493,504	$5,168,413	106,897	$1,135,098	111,210	$1,129,586
(1)	Class C Shares commenced operations on January 18, 2011.

102	Nuveen Investments

	Ohio Tax Free
	Six Months Ended 11/30/11		Eleven Months Ended 5/31/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,555	$110,396	17,770	$185,575	107,200	$1,099,588
Class C1	—	—	47,370	487,383	90,827	927,504
Class I	212,078	2,213,463	861,813	8,933,120	1,797,212	18,536,047
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,616	27,425	5,620	57,940	4,617	47,714
Class C1	1,690	17,471	2,743	27,743	850	8,684
Class I	2,854	29,912	8,463	87,834	18,455	190,103
	229,793	2,398,667	943,779	9,779,595	2,019,161	20,809,640
Shares redeemed:
Class A	(19,494)	(204,519)	(46,555)	(468,964)	(35,430)	(368,210)
Class C1	(828)	(8,560)	(16,150)	(161,624)	(1,445)	(14,740)
Class I	(256,833)	(2,693,858)	(2,014,962)	(20,220,305)	(625,462)	(6,460,835)
	(277,155)	(2,906,937)	(2,077,667)	(20,850,893)	(662,337)	(6,843,785)
Net increase (decrease)	(47,362)	$(508,270)	(1,133,888)	$(11,071,298)	1,356,824	$13,965,855

	Oregon Intermediate
	Six Months Ended 11/30/11		Eleven Months Ended 5/31/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	346,959	$3,564,683	938,440	$9,517,448	2,047,813	$20,541,193
Class C (1)	116,146	1,191,775	61,865	615,351	—	—
Class I	852,569	8,764,876	2,355,223	23,543,107	4,536,476	45,504,835
Shares issued to shareholders due to reinvestment of distributions:
Class A	37,837	389,217	71,924	726,653	53,832	541,594
Class C (1)	1,393	14,315	372	3,738	—	—
Class I	9,881	101,617	13,965	140,983	10,324	102,895
	1,364,785	14,026,483	3,441,789	34,547,280	6,648,355	66,690,517
Shares redeemed:
Class A	(241,854)	(2,474,488)	(992,803)	(9,904,516)	(154,474)	(1,553,778)
Class C (1)	(2,679)	(27,473)	—	—	—	—
Class I	(1,239,265)	(12,751,431)	(4,410,990)	(44,254,879)	(3,588,177)	(35,967,779)
	(1,483,798)	(15,253,392)	(5,403,793)	(54,159,395)	(3,742,651)	(37,521,557)
Net increase (decrease)	(119,013)	$(1,226,909)	(1,962,004)	$(19,612,115)	2,905,704	$29,168,960
(1)	Class C Shares commenced operations on January 18, 2011.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2011, were as follows:

	Colorado Tax Free	Minnesota Intermediate	Minnesota	Missouri Tax Free
Purchases	$2,677,833	$12,343,475	$21,000,544	$20,795,348
Sales and maturities	4,991,579	15,166,337	25,438,430	16,382,949
		Nebraska	Ohio Tax Free	Oregon Intermediate
Purchases		$9,630,239	$3,063,177	$6,825,251
Sales and maturities		7,083,455	3,051,533	8,927,827

Nuveen Investments	103

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Colorado Tax Free	Minnesota Intermediate	Minnesota	Missouri Tax Free
Cost of investments	$51,444,201	$220,661,007	$154,922,347	$161,622,143
Gross unrealized:
Appreciation	3,020,401	14,207,872	8,847,092	6,938,410
Depreciation	(239,140)	(208,858)	(1,723,689)	(2,231,577)
Net unrealized appreciation (depreciation) of investments	$2,781,261	$13,999,014	$7,123,403	$4,706,833
		Nebraska	Ohio Tax Free	Oregon Intermediate
Cost of investments		$44,606,684	$48,795,443	$136,981,273
Gross unrealized:
Appreciation		1,977,748	2,272,888	9,340,138
Depreciation		(166,303)	(297,257)	(145,291)
Net unrealized appreciation (depreciation) of investments		$1,811,445	$1,975,631	$9,194,847

Permanent differences, primarily due to tax equalization, resulted in reclassifications among the Funds’ components of net assets at May 31, 2011, the Funds’ last tax year-end, as follows:

	Colorado Tax Free	Minnesota Intermediate	Minnesota	Missouri Tax Free
Capital paid-in	$63,292	$—	$—	$28,547
Undistributed (Over-distribution of) net investment income	(347)	—	—	—
Accumulated net realized gain (loss)	(62,945)	—	—	(28,547)
		Nebraska	Ohio Tax Free	Oregon Intermediate
Capital paid-in		$—	$—	$—
Undistributed (Over-distribution of) net investment income		—	—	—
Accumulated net realized gain (loss)		—	—	—

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2011, the Funds’ last tax year end, were as follows:

	Colorado Tax Free	Minnesota Intermediate	Minnesota	Missouri Tax Free
Undistributed net tax-exempt income*	$280,712	$920,633	$1,024,406	$728,743
Undistributed net ordinary income**	1,254	28,954	71,205	141,938
Undistributed net long-term capital gains	49,408	91,488	—	83,339

		Nebraska	Ohio Tax Free	Oregon Intermediate
Undistributed net tax-exempt income*		$133,415	$229,793	$449,596
Undistributed net ordinary income**		24,349	165	97,463
Undistributed net long-term capital gains		—	—	18,285
*	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2011 through May 31, 2011 and paid on June 1, 2011.
**	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

104	Nuveen Investments

The tax character of distributions paid during the Funds’ last tax years ended May 31, 2011 and June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

Eleven months ended May 31, 2011	Colorado Tax Free	Minnesota Intermediate	Minnesota	Missouri Tax Free
Distributions from net tax-exempt income	$2,406,310	$7,479,058	$5,053,001	$5,941,431
Distributions from net ordinary income**	103,010	15,260	87,657	97,190
Distributions from net long-term capital gains	520,064	—	—	198,841

Eleven months ended May 31, 2011		Nebraska	Ohio Tax Free	Oregon Intermediate
Distributions from net tax-exempt income		$1,620,490	$2,214,869	$4,508,159
Distributions from net ordinary income**		13,041	—	107,863
Distributions from net long-term capital gains		—	—	—

Tax year ended June 30, 2010	Colorado Tax Free	Minnesota Intermediate	Minnesota	Missouri Tax Free
Distributions from net tax-exempt income	$2,801,838	$7,780,380	$6,226,143	$6,464,860
Distributions from net ordinary income**	29,677	36,603	73,366	6,581
Distributions from net long-term capital gains	582,908	104,483	10,017	1,094,697

Tax year ended June 30, 2010	Nebraska	Ohio Tax Free	Oregon Intermediate
Distributions from net tax-exempt income	$1,703,096	$2,103,275	$5,244,072
Distributions from net ordinary income**	6,899	40	94,709
Distributions from net long-term capital gains	—	—	—
**	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At May 31, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Minnesota	Nebraska	Ohio Tax Free
Expiration:
May 31, 2017	$—	$327,736	$224,658
May 31, 2018	65,433	36,230	204,682
May 31, 2019	58,166	—	30,607
Total	$123,599	$363,966	$459,947

During the eleven months ended May 31, 2011, the following Funds utilized their capital loss carryforwards as follows:

	Nebraska	Oregon Intermediate
Utilized capital loss carryforwards	$30,848	$140,689

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through May 31, 2011, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer post-October losses as follows:

	Minnesota	Ohio Tax Free
Post-October capital losses	$662,621	$449,161

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Colorado Tax Free Fund-Level Fee Rate	Minnesota Intermediate Fund-Level Fee Rate	Minnesota Fund-Level Fee Rate	Missouri Tax Free Fund-Level Fee Rate
For the first $125 million	.4500%	.3500%	.3500%	.4500%
For the next $125 million	.4375	.3375	.3375	.4375
For the next $250 million	.4250	.3250	.3250	.4250
For the next $500 million	.4125	.3125	.3125	.4125
For the next $1 billion	.4000	.3000	.3000	.4000
For net assets over $2 billion	.3750	.2750	.2750	.3750

Nuveen Investments	105

Notes to Financial Statements (Unaudited) (continued)

Average Daily Net Assets	Nebraska Fund-Level Fee Rate	Ohio Tax Free Fund-Level Fee Rate	Oregon Intermediate Fund-Level Fee Rate
For the first $125 million	.3500%	.4500%	.3500%
For the next $125 million	.3375	.4375	.3375
For the next $250 million	.3250	.4250	.3250
For the next $500 million	.3125	.4125	.3125
For the next $1 billion	.3000	.4000	.3000
For net assets over $2 billion	.2750	.3750	.2750

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of November 30, 2011, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Colorado Tax Free	.1989%
Minnesota Intermediate	.1967
Minnesota	.1967
Missouri Tax Free	.1960
Nebraska	.1953
Ohio Tax Free	.2000
Oregon Intermediate	.1978

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Advisors has contractually agreed to reimburse Class A Share 12b-1 fees through March 31, 2012, to the extent necessary so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.75% for Class A Shares of Minnesota Intermediate and 0.85% for Class A Shares of each of Minnesota, Missouri Tax Free and Oregon. In addition, Nuveen Securities, LLC (the “Distributor”) has contractually agreed to limit its Class A Share 12b-1 fees for Minnesota Intermediate to 0.15% of average daily net assets through March 31, 2012.

The Adviser has agreed to waive fees and/or reimburse expenses of each Fund so that total annual Fund operating expenses (excluding acquired Fund fees and expenses), do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

106	Nuveen Investments

	Colorado Tax Free	Missouri Tax Free	Nebraska	Ohio Tax Free
Class A Shares	.70%	N/A	.70%	.70%
Class C Shares	N/A	N/A	1.25	N/A
Class C1 Shares	1.15	N/A	1.15	1.15
Class I Shares	.50	N/A	.50	.50
First expiration date	June 30, 2011	N/A	June 30, 2011	June 30, 2011
After first expiration date:
Class A Shares	.90%	.90%	.90%	.90%
Class C Shares	N/A	N/A	1.45	N/A
Class C1 Shares	1.35	1.35	1.35	1.35
Class I Shares	.70	.70	.70	.70
Expiration date	March 31, 2013	March 31, 2013	March 31, 2013	March 31, 2013

N/A	– Not applicable.

The Adviser may also voluntarily reimburse expenses from time to time in the Fund. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended November 30, 2011, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Colorado Tax Free	Minnesota Intermediate	Minnesota	Missouri Tax Free
Sales charges collected	$27,302	$22,927	$57,361	$14,621
Paid to financial intermediaries	23,221	18,606	50,800	12,474

	Nebraska	Ohio Tax Free	Oregon Intermediate
Sales charges collected	$43,073	$1,995	$40,560
Paid to financial intermediaries	37,801	1,754	34,375

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Colorado Tax Free	Minnesota Intermediate	Minnesota	Missouri Tax Free
Commission advances	$—	$12,537	$24,983	$1,030

	Nebraska	Ohio Tax Free	Oregon Intermediate
Commission advances	$5,902	$—	$22,656

All 12b-1 service and distribution fees collected on Class C Shares and Class C1 Shares during the first year following a purchase are retained by the Distributor to compensate for commissions advanced to financial intermediaries. During the six months ended November 30, 2011, the Distributor retained such 12b-1 fees as follows:

	Colorado Tax Free	Minnesota Intermediate	Minnesota	Missouri Tax Free
12b-1 fees retained	$189	$10,595	$11,077	$47

	Nebraska	Ohio Tax Free	Oregon Intermediate
12b-1 fees retained	$1,151	$1,426	$—

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	107

Notes to Financial Statements (Unaudited) (continued)

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2011, as follows:

	Colorado Tax Free	Minnesota Intermediate	Minnesota	Missouri Tax Free
CDSC retained	$—	$58	$1,024	$—

	Nebraska	Ohio Tax Free	Oregon Intermediate
CDSC retained	$250	$—	$269

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

108	Nuveen Investments

Notes

Nuveen Investments	109

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Barclays Capital Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Barclays Capital 1-15 Year Blend Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Colorado Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Colorado Municipal Debt Funds Classification. The Lipper Colorado Municipal Debt Funds Classification Average contained 18, 18, 16 and 16 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Minnesota Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Minnesota Municipal Debt Funds Classification. The Lipper Minnesota Municipal Debt Funds Classification Average contained 41, 40, 36 and 30 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. The Lipper Ohio Municipal Debt Funds Classification Average contained 37, 37, 33 and 25 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Other States Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Intermediate Municipal Debt Funds Classification. The Lipper Other States Intermediate Municipal Debt Funds Classification Average contained 113, 111, 105 and 89 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Shareholders should note that the performance of the Lipper Other States Intermediate Debt Funds Classification Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. The Lipper Other States Municipal Debt Funds Classification Average contained 144, 139, 126 and 116 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

110	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

U.S. Bancorp

Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	111

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of Nuveen Asset Management, NWQ, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FTFI-1111D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date February 6, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date February 6, 2012